Exhibit 10.15

AIRBUS

A320 AIRCRAFT

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

AND

VIRGIN AMERICA INC.

as Buyer

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

CONTENTS

0 -	DEFINITIONS	2
1 -	SALE AND PURCHASE	9
2 -	SPECIFICATION	10
3 -	PRICE	12
4 -	PRICE REVISION	15
5 -	PAYMENT TERMS	16
6 -	MANUFACTURE PROCEDURE - INSPECTION	20
7 -	CERTIFICATION	21
8 -	TECHNICAL ACCEPTANCE	23
9 -	DELIVERY	25
10 -	EXCUSABLE DELAY AND TOTAL LOSS	27
11 -	INEXCUSABLE DELAY	29
12 -	WARRANTIES AND SERVICE LIFE POLICY	30
13 -	PATENT AND COPYRIGHT INDEMNITY	43
14 -	TECHNICAL DATA AND SOFTWARE SERVICES	44
15 -	SELLER REPRESENTATIVE SERVICES	50
16 -	TRAINING SUPPORT AND SERVICES	53
17 -	EQUIPMENT SUPPLIER PRODUCT SUPPORT	63
18 -	BUYER FURNISHED EQUIPMENT	64
19 -	INDEMNITIES AND INSURANCE	69
20 -	TERMINATION	71
21 -	ASSIGNMENTS AND TRANSFERS	73
22 -	MISCELLANEOUS PROVISIONS	75

I

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

CONTENTS

EXHIBITS	TITLES

Exhibit A-1	STANDARD SPECIFICATION
APPENDIX 1	GROUP 1 A320 AIRCRAFT SPECIFICATION CHANGE NOTICES
APPENDIX 2	GROUP 2 A320 AIRCRAFT SPECIFICATION CHANGE NOTICES

Exhibit B-1	FORM OF SPECIFICATION CHANGE NOTICE

Exhibit B-2	FORM OF MANUFACTURER’S SPECIFICATION CHANGE NOTICE

Exhibit C	PART 1 SELLER PRICE REVISION FORMULA
PART 2 CFM INTERNATIONAL PRICE REVISION FORMULA CPI 148.84
PART 3 INTERNATIONAL AERO ENGINES PRICE REVISION FORMULA
PART 4 CFM INTERNATIONAL PRICE REVISION FORMULA CPI 186.92
PART 5 PRATT AND WHITNEY PRICE REVISION FORMULA

Exhibit D	FORM OF CERTIFICATE OF ACCEPTANCE

Exhibit E	FORM OF BILL OF SALE

Exhibit F	SERVICE LIFE POLICY – LIST OF ITEMS

Exhibit G	TECHNICAL DATA INDEX

Exhibit H	MATERIAL SUPPLY AND SERVICES

Ii

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

A320 AIRCRAFT PURCHASE AGREEMENT

This A320 Aircraft Purchase Agreement (“Agreement”) is made December 29, 2010

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

VIRGIN AMERICA INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 555 Airport Boulevard, Burlingame, California 94010, United States of America (the “Buyer”).

WHEREAS subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

Page 1/7
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

0 -	DEFINITIONS

For all purposes of this Agreement (defined below), except as otherwise expressly provided, the following terms will have the following meanings:

A320 Aircraft - any or all of the sixty (60) firm A320 aircraft for which the delivery schedule is set forth in Clause 9.1 as of the date hereof to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the A320 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the A320 Propulsion System, as applicable, installed thereon upon delivery.

A320 Airframe - any A320 Aircraft, excluding the A320 Propulsion System therefor.

A320 Propulsion System - either or both, as the context requires, of the Group 1 A320 Aircraft Propulsion System and the Group 2 A320 Aircraft Propulsion System.

A320 Specification - either (a) the A320 Standard Specification if no SCNs are applicable or (b) if SCNs are issued or deemed issued, the A320 Standard Specification as amended by all applicable SCNs.

A320 Standard Specification - the A320 standard specification document number *****, which includes a ***** a copy of which is annexed hereto as Exhibit A-1.

AACS - Airbus Americas Customer Services, Inc., a corporation organized and existing under the laws of Delaware, having its registered office located at 198 Van Buren Street, Suite 300, Herndon, VA 20170, or any successor thereto.

Affiliate - with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

Agreement - this Airbus A320 aircraft purchase agreement, including all exhibits and appendixes attached hereto, as the same may be amended or modified and in effect from time to time.

AirbusWorld - as defined in Clause 14.10.1.

Aircraft - the A320 Aircraft.

Aircraft Training Services - all flight support services including but not limited to any and all training courses, flight training, flight assistance, line training, line assistance and more generally all flights of any kind performed by the Seller, its agents, employees or subcontractors, and maintenance support, maintenance training (including Practical Training), training support of any kind performed on aircraft and provided to the Buyer pursuant to this Agreement.

Airframe - the A320 Airframe.

AirN@v Family - as defined in Clause 14.9.1.

Approved BFE Supplier - as defined in Clause 18.1.2.

Page 2/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

AOG - as defined in Clause 15.1.4.

ATA Specification - recommended specifications developed by the Air Transport Association of America reflecting consensus in the commercial aviation industry on accepted means of communicating information, conducting business, performing operations and adhering to accepted practices.

Attestation – as defined in Clause 16.3.3.

Aviation Authority - when used with respect to any jurisdiction, the government entity that, under the laws of such jurisdiction, has control over civil aviation or the registration, airworthiness or operation of civil aircraft in such jurisdiction.

Balance of the Final Price - as defined in Clause 5.4.

Base Flight Training - as defined in Clause 16.6.2.1.

Base Period - as defined in Clause 3.1.1.3.

Base Price - for any Aircraft, Airframe, SCNs or Propulsion System, as defined in Clause 3.1.

BFE Data - as defined in Clause 14.3.2.1.

BFE Engineering Definition - as defined in Clause 18.1.3.

BFE Supplier - as defined in Clause 18.1.1.

Bill of Sale - as defined in Clause 9.2.2.

Business Day - with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a holiday in the jurisdiction in which such action is required to be taken.

Buyer Furnished Equipment or BFE - as defined in Clause 18.1.1.

Buyer’s Inspector(s) - as defined in Clause 6.2.1.

CDF Date - as defined in Clause 2.4.2.

CDR - as defined in Clause 18.1.5(iii)(b).

Certificate - as defined in Clause 16.3.3.

Certificate of Acceptance - as defined in Clause 8.3.

Change in Law - as defined in Clause 7.3.1.

COC Data - as defined in Clause 14.8.

Page 3/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Confidential Information - as defined in Clause 22.11.

Contractual Definition Freeze or CDF - as defined in Clause 2.4.2.

Customization Milestones Chart - as defined in Clause 2.4.1.

DDU - is the term Delivery Duty Unpaid as defined by publication n° 560 of the International Chamber of Commerce, published in January 2000.

Declaration of Design and Performance or DDP - the documentation provided by an equipment manufacturer guaranteeing that the corresponding equipment meets the requirements of the Specification, the interface documentation and all the relevant certification requirements.

Delivery - with respect to any Aircraft, the transfer of title to such Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Date - the date on which Delivery occurs.

Delivery Location - *****

Delivery Period - as defined in Clause 11.1.

Development Changes - as defined in Clause 2.2.2.

EASA - the European Aviation Safety Agency or any successor thereto.

End-User License Agreement for Airbus Software - as defined in Clause 14.9.4.

Excusable Delay - as defined in Clause 10.1.

Export Certificate of Airworthiness - an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location.

FAA - the U.S. Federal Aviation Administration, or any successor thereto.

FAI - as defined in Clause 18.1.5(iv).

Failure - as defined in Clause 12.2.1(ii).

Final Price - as defined in Clause 3.2.

First Quarter or 1Q - means the months of January, February and March.

Fleet Serial Numbers - as defined in Clause 14.2.1.

Fourth Quarter or 4Q - means the months of October, November and December.

Goods and Services - any goods, excluding Aircraft, and services that may be purchased by the Buyer from the Seller or its designee.

Page 4/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Group 1 A320 Aircraft - the A320 Aircraft set forth in Clause 9.1(i) as of the date hereof.

Group 2 A320 Aircraft - the A320 Aircraft set forth in Clause 9.1(ii) as of the date hereof.

Group 1 A320 Aircraft Propulsion System - as defined in Clause 2.3.1.

Group 2 A320 Aircraft Propulsion System - as defined in Clause 2.3.2.

GTC - as defined in Clause 14.10.3.

Indemnitee - as defined in Clause 19.3.

Indemnitor - as defined in Clause 19.3.

Inexcusable Delay - as defined in Clause 11.1.

Inhouse Warranty - as defined in Clause 12.1.7.1.

Inhouse Warranty Labor Rate - as defined in Clause 12.1.7.5(ii).

Inspection - as defined in Clause 6.2.1.

Instructor(s) - as defined in Clause 16.3.3.

Interface Problem - as defined in Clause 12.4.1.

Item - as defined in Clause 12.2.1(i).

LIBOR - means, for any period, the rate per annum equal to the quotation that appears on the LIBOR01 page of the Reuters screen (or such other page as may replace the LIBOR01 page) or if such service is not available, the British Bankers’ Association LIBOR rates on Bloomberg (or such other service or services as may be nominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits) as of 11:00 a.m., London time, *****

Losses - as defined in Clause 19.1.

Major BFE - as defined in Clause 18.1.5(iii).

Manufacture Facilities - means the various manufacture facilities of the Seller, its Affiliates or any subcontractor, where the Airframe or its parts are manufactured or assembled.

Manufacturer Specification Change Notice or MSCN - as defined in Clause 2.2.2.1.

Option Catalogs - as defined in Clause 2.4.1.

Other Agreement - as defined in Clause 5.12.1.

Page 5/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Other Indebtedness - as defined in Clause 20.5(iv).

Paris Convention - as defined in Clause 13.1.1(ii)(b).

PDR - as defined in Clause 18.1.5(iii)(a).

PEP - as defined in Clause 14.13.1.

Practical Training - as defined in Clause 16.8.2.

Predelivery Payment - any of the payments determined in accordance with Clause 5.3.

Predelivery Payment Reference Price - as defined in Clause 5.3.2.

Propulsion System - the A320 Propulsion System.

Propulsion System Manufacturer - means the manufacturer of the Propulsion System as set out in Clause 2.3.

Propulsion System Price Revision Formula - the applicable Propulsion System price revision formula set forth in Part 2, 3, 4 or 5 of Exhibit C.

Quarter - means any or all of the First Quarter, Second Quarter, Third Quarter and Fourth Quarter.

Ready for Delivery - with respect to any Aircraft, when (i) the Technical Acceptance Process has been successfully completed for such Aircraft and (ii) it is eligible to receive an Export Certificate of Airworthiness.

Relevant Amounts - as defined in Clause 5.12.1(ii).

Revision Service Period - as defined in Clause 14.5.

Scheduled Delivery Month - as defined in Clause 9.1.

Scheduled Delivery Quarter - as defined in Clause 9.1.

SEC - as defined in Clause 20.5(i).

Second Quarter or 2Q - means the months of April, May and June.

Seller Price Revision Formula - the Seller price revision formula set forth in Part 1 of Exhibit C.

Seller Representative - as defined in Clause 15.1.1.

Seller’s Customer Services Catalog - as defined in Clause 16.3.1.

Seller’s Training Center(s) - as defined in Clause 16.2.1.

Page 6/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Service Life Policy - as defined in Clause 12.2.

SI - as defined in Clause 18.1.5(v).

Software Services - as defined in Clause 14.1.

Specification - the A320 Specification.

Specification Change Notice or SCN - as defined in Clause 2.2.1.

Standard Specification - the A320 Standard Specification.

Successor - as defined in Clause 21.4.

Supplier - as defined in Clause 12.3.1.1.

Supplier Part - as defined in Clause 12.3.1.2.

Supplier Product Support Agreements - as defined in Clause 12.3.1.3.

Taxes - as defined in Clause 5.5.

Technical Acceptance Flight - as defined in Clause 8.1.2(iv).

Technical Acceptance Process - as defined in Clause 8.1.1.

Technical Data - as defined in Clause 14.1.

Termination - as defined in Clause 20.2.1(i)(d).

Termination Event - as defined in Clause 20.1.

Third Party - as defined in Clause 14.15.2.

Third Party Entity - as defined in Clause 12.8.

Third Quarter or 3Q - means the months of July, August and September.

Total Loss - as defined in Clause 10.4.

Training Conference - as defined in Clause 16.1.3.

Type Certificate - as defined in Clause 7.1.

VAT - as defined in Clause 5.5.1.

Warranted Part - as defined in Clause 12.1.1.1.

Warranty Claim - as defined in Clause 12.1.5.

Page 7/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Warranty Period – as defined in Clause 12.1.3.

The definition of a singular in this Clause 0 will apply to the plural of the same word.

Except where otherwise indicated, references in this Agreement to an exhibit, schedule, article, section, subsection or clause refer to the appropriate exhibit or schedule to, or article, section, subsection or clause in this Agreement.

Each agreement defined in this Clause 0 will include all appendixes, exhibits and schedules thereto. If the prior written consent of any person is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and the consent of each such person is obtained, references in this Agreement to such agreement shall be to such agreement as so amended, restated, supplemented or modified.

References in this Agreement to any statute will be to such statute as amended or modified and in effect at the time any such reference is operative.

The term “including” when used in this Agreement means “including without limitation” except when used in the computation of time periods.

Technical and trade terms not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.

Page 8/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1 -	SALE AND PURCHASE

The Seller will sell and deliver to the Buyer, and the Buyer will purchase and take delivery of the Aircraft from the Seller, subject to the terms and conditions contained in this Agreement.

Page 9/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2 -	SPECIFICATION

2.1	Aircraft Specification

The A320 Aircraft will be manufactured in accordance with the A320 Standard Specification, as modified or varied prior to the date of this Agreement by the Specification Change Notices listed in Appendix 1 to Exhibit A-1 in respect of the Group 1 A320 Aircraft and Appendix 2 to Exhibit A-1 in respect of the Group 2 A320 Aircraft.

2.2	Specification Amendment

The parties understand and agree that the Specification may be further amended following signature of this Agreement in accordance with the terms of this Clause 2.

2.2.1	Specification Change Notice

The Specification may be amended by written agreement between the parties in a notice, substantially in the form set out in Exhibit B-1 (each, a “Specification Change Notice” or “SCN”) and will set out the SCN’s Aircraft embodiment rank and will also set forth, in detail, the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, Delivery Date of the Aircraft affected thereby and on the text of the Specification. An SCN may result in an adjustment of the Base Price of the Aircraft, which adjustment, if any, will be specified in the SCN.

2.2.2	Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement (“Development Changes”), as set forth in this Clause 2.

2.2.2.1	Manufacturer Specification Changes Notices

The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which will be substantially in the form set out in Exhibit B-2 hereto and will set out the MSCN’s Aircraft embodiment rank as well as, in detail, the particular change to be made to the Specification and the effect, if any, of such change on performance, weight, Base Price of the Aircraft, Delivery Date of the Aircraft affected thereby and interchangeability or replaceability requirements under the Specification.

*****

2.2.2.2	If the Seller revises the Specification to incorporate Development Changes which have no adverse effect on any of the elements identified in Clause 2.2.2.1, such Development Change will be performed by the Seller without the Buyer’s consent.

In such cases, the Seller will provide to the Buyer the details of all changes in an adapted format and on a regular basis.

Page 10/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2.3	Propulsion System

2.3.1	In respect of the Group 1 A320 Aircraft, each Airframe will be equipped with a set of two (2) CFM International CFM56-5B4/3 engines or International Aero Engines V2527-A5 engines (such set, upon selection, a “Group 1 A320 Aircraft Propulsion System”).

The Buyer shall notify the Seller of its choice of A320 Propulsion System for the Group 1 A320 Aircraft by the date of this Agreement.

2.3.2	In respect of the Group 2 A320 Aircraft, each Airframe will be equipped with a set of two (2) CFM International LEAP-X engines or Pratt and Whitney PW1100G engines (such set, upon selection, a “Group 2 A320 Aircraft Propulsion System”).

The Buyer shall notify the Seller of its choice of A320 Propulsion System for the Group 2 A320 Aircraft by the date of this Agreement.

2.4	Milestones

2.4.1	Customization Milestones Chart

Within a reasonable period following signature of this Agreement, the Seller will provide the Buyer with a customization milestones chart (the “Customization Milestones Chart”), setting out how far in advance of the Scheduled Delivery Month of the Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller’s catalogues of Specification change options (the “Option Catalogs”).

2.4.2	Contractual Definition Freeze

The Customization Milestone Chart will in particular specify the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date will be referred to as a “CDF Date”.

Page 11/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3 -	PRICE

3.1	Base Price of the Aircraft

The Base Price of the Aircraft is the sum of:

(i)	the Base Price of the Airframe and

(ii)	the Base Price of the Propulsion System.

3.1.1	Base Price of the Airframe

3.1.1.1	In respect of the Group 1 A320 Aircraft, the Base Price of the A320 Airframe is the sum of the following base prices:

(i)	the base price of the A320 Airframe as defined in the A320 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, is:

*****

(ii)	the sum of the Base Prices of any and all SCNs set forth in Appendix 1 to Exhibit A-1, at delivery conditions prevailing in *****, is:

*****

3.1.1.2	In respect of the Group 2 A320 Aircraft, the Base Price of the A320 Airframe is the sum of the following base prices:

(i)	the base price of the A320 Airframe as defined in the A320 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, is:

*****

(ii)	(a) the sum of the Base Prices of any and all SCNs set forth in Appendix 2 to Exhibit A-1 for Group 2 A320 Aircraft equipped with CFM International LEAP-X engines, at delivery conditions prevailing in *****, is:

*****

or

(b) the sum of the Base Prices of any and all SCNs set forth in Appendix 2 to Exhibit A-1 for Group 2 A320 Aircraft equipped with Pratt and Whitney PW1100G engines, at delivery conditions prevailing in *****, is:

*****

Page 12/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3.1.1.3	The Base Price of the A320 Airframe has been established in accordance with the average economic conditions prevailing in ***** and corresponding to a theoretical delivery in ***** (the “Base Period”).

3.1.2	Base Price of the A320 Propulsion System

3.1.2.1	The Base Price of a set of two (2) CFM International CFM56-5B4/3 model engines is:

*****

Said Base Price has been established in accordance with the delivery conditions prevailing in ***** and has been calculated from the reference price indicated by CFM International and set forth in Part 2 of Exhibit C.

3.1.2.2	The Base Price of a set of two (2) International Aero Engines V2527-A5 model engines is:

*****

Said Base Price has been established in accordance with the delivery conditions prevailing in ***** and has been calculated from the reference price indicated by International Aero Engines and set forth in Part 3 of Exhibit C.

3.1.2.3	The Base Price of a set of two (2) CFM International LEAP-X engines is:

*****

Said Base Price has been established in accordance with the delivery conditions prevailing in ***** and has been calculated from the reference price indicated by CFM International and set forth in Part 4 of Exhibit C.

3.1.2.4	The Base Price of a set of two (2) Pratt and Whitney PW1100G engines is:

*****

Said Base Price has been established in accordance with the Delivery conditions prevailing in ***** and has been calculated from the reference price indicated by Pratt and Whitney and set forth in Part 5 of Exhibit C.

Page 13/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3.2	Final Price of the Aircraft

The “Final Price” of each Aircraft will be the sum of:

(i)	the Base Price of the Airframe, as adjusted to the applicable Delivery Date of such Aircraft in accordance with Clause 4.1;

(ii)	the aggregate of all increases or decreases to the Base Price of the Airframe as agreed in any Specification Change Notice or part thereof applicable to the Airframe subsequent to the date of this Agreement as adjusted to the Delivery Date of such Aircraft in accordance with Clause 4.1;

(iii)	the Propulsion System Reference Price as adjusted to the Delivery Date of in accordance with Clause 4.2;

(iv)	the aggregate of all increases or decreases to the Propulsion System Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Propulsion System subsequent to the date of this Agreement as adjusted to the Delivery Date in accordance with Clause 4.2;

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the Aircraft.

Page 14/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4 -	PRICE REVISION

4.1	Seller Price Revision Formula

The Base Prices of the Airframe and of the SCNs relating to the Airframe are subject to revision up to and including the Delivery Date in accordance with the Seller Price Revision Formula.

4.2	Propulsion System Price Revision

4.2.1	The Propulsion System Reference Price and SCNs relating to the Propulsion System are subject to revision up to and including the Delivery Date in accordance with the Propulsion System Price Revision Formula.

4.2.2	The Reference Price of the Propulsion System, the prices of the related equipment and the Propulsion System Price Revision Formula are based on information received from the Propulsions Systems Manufacturer and are subject to amendment by the Propulsion System Manufacturer at any time prior to Delivery. If the Propulsion System Manufacturer makes any such amendment, the amendment will be deemed to be incorporated into this Agreement and the Reference Price of the Propulsion System, the prices of the related equipment and the Propulsion System Price Revision Formula will be adjusted accordingly. The Seller agrees to notify the Buyer as soon as the Seller receives notice of any such amendment from the Propulsion System Manufacturer.

Page 15/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5 -	PAYMENT TERMS

5.1	Seller’s Account

The Buyer will pay the Predelivery Payments, the Balance of the Final Price and any other amount due hereunder in immediately available funds in United States dollars to:

Beneficiary Name: *****

Account Identification: *****

with:

*****

SWIFT: *****

ABA: *****

*****

or to such other account as may be designated by the Seller.

5.2	INTENTIONALLY LEFT BLANK

5.3	Predelivery Payments

5.3.1	Predelivery Payments are ***** and will be paid by the Buyer to the Seller for the Aircraft.

5.3.2	The Predelivery Payment Reference Price for an Aircraft to be delivered ***** is determined in accordance with the following formula:

*****

5.3.3	Predelivery Payments will be paid according to the following schedule:

*****
Payment Date
*****	*****	*****
*****

*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****
*****		*****

Page 16/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this Agreement.

5.3.4	***** The Seller will be under no obligation to segregate any Predelivery Payment, or any amount equal thereto, from the Seller’s funds generally.

5.3.5	*****

5.4	Payment of Balance of the Final Price of the Aircraft

Before the Delivery Date or concurrent with the Delivery of each Aircraft, the Buyer will pay to the Seller the Final Price of such Aircraft less the amount of Predelivery Payments received for such Aircraft by the Seller (the “Balance of the Final Price”).

The Seller’s receipt of the full amount of all Predelivery Payments and of the Balance of the Final Price of the Aircraft, and any amounts due under Clause 5.8, are a condition precedent to the Seller’s obligation to deliver such Aircraft to the Buyer.

5.5	Taxes

5.5.1	*****

5.5.2	*****

5.5.3	*****

“Taxes” means any present or future tax, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority or any political subdivision or taxing authority thereof or therein.

5.6	Application of Payments

*****

5.7	Setoff Payments

*****

5.8	Overdue Payments

5.8.1	*****

5.8.2	*****

Page 17/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5.9	Proprietary Interest

Notwithstanding any provision of law to the contrary, the Buyer will not, by virtue of anything contained in this Agreement (including, without limitation, any Commitment Fee or Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.10	Payment in Full

*****

5.11	Other Charges

Unless expressly stipulated otherwise, any charges due under this Agreement other than those set out in Clauses 5.2, 5.3 and 5.8 will be paid by the Buyer at the same time as payment of the Balance of the Final Price or, if invoiced, within ***** after the invoice date.

5.12	Cross-Collateralisation

5.12.1	The Buyer hereby agrees that, notwithstanding any provision to the contrary in this Agreement, in the event that the Buyer should fail to make any material payment owing under this Agreement or under any other agreement between the Buyer and the Seller and/or any of their respective Affiliates (the “Other Agreement”), the Seller may:

(i)	withhold payment to the Buyer or its Affiliates of any sums that may be due to or claimed by the Buyer or its Affiliates from the Seller or its Affiliates pursuant to this Agreement or any Other Agreement, including Predelivery Payments, unless or until the default under this Agreement or the Other Agreement is cured or remedied; and

(ii)	apply any amount of any Predelivery Payment it then holds under this Agreement in respect of any of the Aircraft as well as any other monies held pursuant to any Other Agreement (collectively the “Relevant Amounts”) in such order as the Seller deems appropriate in satisfaction of any amounts due and unpaid by the Buyer or its Affiliates and to compensate for any losses and/or damages the Seller or its Affiliates may suffer as a result of the Buyer’s or its Affiliates’ failure to make payments in a timely manner under this Agreement or any Other Agreement. The Buyer acknowledges that the application of any of the Relevant Amounts as aforesaid may result in the Buyer or its Affiliates being in default (unless such default is otherwise cured or remedied) in relation to the agreement in respect of which such Relevant Amounts were originally granted or required to be paid, as the case may be.

The rights granted to the Seller in the preceding paragraphs (i) and (ii) are without prejudice and are in addition to and shall not be deemed a waiver of any other rights and remedies the Seller or its Affiliates may have at law or under this Agreement or any Other Agreement, including the right of set-off.

Page 18/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5.12.2	In the event that the Seller applies any amount of any Predelivery Payment it then holds under this Agreement in respect of any of the Aircraft in satisfaction of the amount due and unpaid by the Buyer or its Affiliates or to compensate for losses and/or damages to the Seller or its Affiliates as a result of the Buyer’s or its Affiliates’ failure to make payment in a timely manner under the Agreement or any Other Agreement, then the Seller shall notify the Buyer to that effect. Within ***** of issuance of such notification, the Buyer shall pay by wire transfer of funds immediately available to the Seller the amount of the Predelivery Payment that has been applied by the Seller as set forth above.

Failure of the Buyer to pay such amount in full, shall entitle the Seller to (i) collect interest on such unpaid amount in accordance with Clause 5.8.1 hereof from the ***** following the Seller’s written request to the Buyer for such payment and (ii) treat such failure as an additional termination event for which the Seller shall be entitled to the remedies available under Clause 20.2 of the Agreement.

Page 19/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

6 -	MANUFACTURE PROCEDURE - INSPECTION

6.1	Manufacture Procedures

The Airframe will be manufactured in accordance with processes that meet the requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliate as enforced by the Aviation Authority of such jurisdiction.

6.2	Inspection

6.2.1	Subject to providing the Seller with certificates evidencing compliance with the insurance requirements set forth in Clause 19, the Buyer or its duly authorized representatives (the “Buyer’s Inspector(s)”) will be entitled to inspect the manufacture of the Airframe and all materials and parts obtained by the Seller for the manufacture of the Airframe (the “Inspection”) on the following terms and conditions;

(i)	any Inspection will be conducted pursuant to the Seller’s system of inspection and the relevant Airbus Procedures, as developed under the supervision of the relevant Aviation Authority;

(ii)	the Buyer’s Inspector(s) will have access to such relevant technical documentation as is reasonably necessary for the purpose of the Inspection;

(iii)	any Inspection and any related discussions with the Seller and other relevant personnel by the Buyer’s Inspector(s) will be at reasonable times during business hours and will take place in the presence of the relevant inspection department personnel of the Seller;

(iv)	the Inspections will be performed in a manner not to unduly delay or hinder the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

6.2.2	Location of Inspections

The Buyer’s Inspector(s) will be entitled to conduct any such Inspection at the relevant Manufacture Facility of the Seller or the Affiliates and where possible at the Manufacture Facilities of the sub-contractors provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored are restricted for security or confidentiality reasons, the Seller will be allowed reasonable time to make the relevant items available elsewhere.

6.3	Seller’s Service for Buyer’s Inspector(s)

For the purpose of the Inspections, and starting from a mutually agreed date until the Delivery Date, the Seller will furnish *****

Page 20/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

7 -	CERTIFICATION

Except as set forth in this Clause 7, the Seller will not be required to obtain any certificate or approval with respect to the Aircraft.

7.1	Type Certification

The Aircraft have been type certificated under EASA procedures for joint certification in the transport category. The Seller will obtain or cause to be obtained an FAA type certificate (the “Type Certificate”) to allow the issuance of the Export Certificate of Airworthiness.

7.2	Export Certificate of Airworthiness

Subject to the provisions of Clause 7.3, each Aircraft will be delivered to the Buyer with an Export Certificate of Airworthiness issued by EASA in a condition enabling the Buyer to obtain at the time of Delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the US Federal Aviation Regulations and a Certificate of Sanitary Construction issued by the U.S. Public Health Service of the Food and Drug Administration. However, the Seller will have no obligation to make and will not be responsible for any costs of alterations or modifications to such Aircraft to enable such Aircraft to meet FAA or U.S. Department of Transportation requirements for specific operation on the Buyer’s routes, whether before, at or after Delivery of any Aircraft.

If the FAA requires additional or modified data before the issuance of the Export Certificate of Airworthiness, the Seller will provide such data or implement the required modification to the data, in either case, *****

7.3	Specification Changes before Aircraft Ready for Delivery

7.3.1	If, any time before the date on which an Aircraft is Ready for Delivery, any law, rule or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law, rule or regulation is issued by the EASA that requires any change to the Specification for the purposes of obtaining the Export Certificate of Airworthiness (a “Change in Law”), the Seller will make the required modification and the parties hereto will sign an SCN pursuant to Clause 2.2.1.

7.3.2	The Seller will as far as practicable, but at its sole discretion and without prejudice to Clause 7.3.3(ii), take into account the information available to it concerning any proposed law, rule or regulation or interpretation that could become a Change in Law, in order to minimize the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective before the applicable Aircraft is Ready for Delivery.

7.3.3	*****

7.3.4	Notwithstanding the provisions of Clause 7.3.3, if a Change in Law relates to an item of BFE or to the Propulsion System the costs related thereto will be borne by the Buyer and the Seller will have no obligation with respect thereto.

Page 21/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

7.4	Specification Changes after Aircraft Ready For Delivery

Nothing in Clause 7.3 will require the Seller to make any changes or modifications to, or to make any payments or take any other action with respect to, any Aircraft that is Ready for Delivery before the compliance date of any law or regulation referred to in Clause 7.3. Any such changes or modifications made to an Aircraft after it is Ready for Delivery will be at the Buyer’s expense.

Page 22/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

8 -	TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1	Prior to Delivery, the Aircraft will undergo a technical acceptance process developed by the Seller (the “Technical Acceptance Process”). Completion of the Technical Acceptance Process will demonstrate the satisfactory functioning of the Aircraft and will be deemed to demonstrate compliance with the Specification. Should it be established that the Aircraft does not comply with the Technical Acceptance Process requirements, the Seller will without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of the non-compliance.

8.1.2	The Technical Acceptance Process will:

(i)	commence on a date notified by the Seller to the Buyer not later than ***** notice prior thereto,

(ii)	take place at the Delivery Location,

(iii)	be carried out by the personnel of the Seller, and

(iv)	include a technical acceptance flight that will ***** (the “Technical Acceptance Flight”).

8.2	Buyer’s Attendance

8.2.1	The Buyer is entitled to elect to attend the Technical Acceptance Process.

8.2.2	If the Buyer elects to attend the Technical Acceptance Process, the Buyer:

(i)	will comply with the reasonable requirements of the Seller, with the intention of completing the Technical Acceptance Process within *****, and

(ii)	may have a ***** of its representatives (no more than ***** of whom will have access to the cockpit at any one time) accompany the Seller’s representatives on the Technical Acceptance Flight, during which the Buyer’s representatives will comply with the instructions of the Seller’s representatives.

8.2.3	If the Buyer does not attend or fails to cooperate in the Technical Acceptance Process, the Seller will be entitled to complete the Technical Acceptance Process and the Buyer will be deemed to have accepted that the Technical Acceptance Process has been satisfactorily completed, in all respects.

8.3	Certificate of Acceptance

*****, the Buyer will, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the “Certificate of Acceptance”).

Page 23/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

8.4	Finality of Acceptance

The Buyer’s signature of the Certificate of Acceptance for the Aircraft will constitute waiver by the Buyer of any right it may have, under the Uniform Commercial Code as adopted by the State of New York or otherwise, to revoke acceptance of the Aircraft for any reason, whether known or unknown to the Buyer at the time of acceptance.

8.5	Aircraft Utilization

The Seller will, without payment or other liability, be entitled to use the Aircraft before Delivery as may be necessary to obtain the certificates required under Clause 7. Such use will not limit the Buyer’s obligation to accept Delivery hereunder.

*****

Page 24/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

9 -	DELIVERY

9.1	Delivery Schedule

Subject to Clauses 2, 7, 8, 10 and 18:

(i)	the Seller will have the Group 1 A320 Aircraft listed in the table below Ready for Delivery at the Delivery Location within the following months (each a “Scheduled Delivery Month”) or quarters (each a “Scheduled Delivery Quarter”):

Aircraft Rank	Scheduled Delivery		Aircraft Rank	Scheduled Delivery
	Month or Quarter	Year		Month or Quarter	Year
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****

(ii)	the Seller will have the Group 2 A320 Aircraft listed in the table below Ready for Delivery at the Delivery Location within the following years:

Aircraft Rank	Scheduled Delivery Year	Aircraft Rank	Scheduled Delivery Year
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

Page 25/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Seller will give the Buyer at least ***** written notice of the anticipated date ***** Such notice will also include the starting date and the planned schedule of the Technical Acceptance Process. Thereafter, the Seller will notify the Buyer of any change to such dates.

9.2	Delivery Process

9.2.1	The Buyer will send its representatives to the Delivery Location to take Delivery of the Aircraft at the date *****, and fly the Aircraft from the Delivery Location.

9.2.2	The Seller will deliver and transfer title to the Aircraft to the Buyer free and clear of all encumbrances (except for any liens or encumbrances created by or on behalf of the Buyer) provided that the Balance of the Final Price of such Aircraft has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller will provide the Buyer with a bill of sale in the form of Exhibit E (the “Bill of Sale”) and such other documentation confirming transfer of title and receipt of the Final Price of the Aircraft as may reasonably be requested by the Buyer. Title to and risk of loss of or damage to the Aircraft will pass to the Buyer contemporaneously with the delivery by the Seller to the Buyer of such Bill of Sale.

9.2.3	If the Buyer fails to (i) deliver the signed Certificate of Acceptance with respect to an Aircraft to the Seller when required pursuant to Clause 8.3, or (ii) pay the Balance of the Final Price of such Aircraft to the Seller, then the Buyer will be deemed to have rejected Delivery wrongfully when such Aircraft was duly tendered to the Buyer hereunder. If such a deemed rejection arises, then in addition to the remedies of Clause 5.8.1, the Seller will retain title to such Aircraft and the Buyer will indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from the Buyer’s rejection (including but not limited to risk of loss of or damage to such Aircraft), it being understood that the Seller will be under no duty to the Buyer to store, park, insure or otherwise protect such Aircraft. These rights of the Seller will be in addition to the Seller’s other rights and remedies in this Agreement.

9.3	Flyaway

9.3.1	The Buyer and the Seller will cooperate to obtain any licenses that may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

9.3.2	All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery will be borne by the Buyer. The Buyer will make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

Page 26/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

10 -	EXCUSABLE DELAY AND TOTAL LOSS

10.1	Scope of Excusable Delay

Neither the Seller nor any Affiliate of the Seller, will be responsible for or be deemed to be in default on account of delays in delivery of the Aircraft or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes beyond the Seller’s, or any Affiliate’s control or not occasioned by the Seller’s, fault or negligence (“Excusable Delay”), including, but not limited to: (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; *****; inability after due and timely diligence to procure materials, accessories, equipment or parts; general hindrance in transportation; or failure of a subcontractor or supplier to furnish materials, components, accessories, equipment or parts; (ii) any delay caused directly or indirectly by the action or inaction of the Buyer; and (iii) delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the *****

10.2	Consequences of Excusable Delay

If an Excusable Delay occurs:

(i)	the Seller will notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	the Seller will not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iii)	the Seller will not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

(iv)	the Seller will as soon as practicable after the removal of the cause of such delay resume performance of its obligations under this Agreement and in particular will notify the Buyer of the revised Scheduled Delivery Month.

Page 27/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

10.3	Termination on Excusable Delay

10.3.1	*****

10.3.2	*****

10.3.3	*****

10.4	Total Loss, Destruction or Damage

If, prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond economic repair (“Total Loss”), the Seller will notify the Buyer to this effect within ***** of such occurrence. The Seller will include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month will be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that if the Scheduled Delivery Month is extended to a month that is later than ***** after the last day of the original Scheduled Delivery Month *****

(i)	the Buyer notifies the Seller within ***** of the date of receipt of the Seller’s notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)	the parties execute an amendment to this Agreement recording the change in the Scheduled Delivery Month.

Nothing herein will require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft that includes the Aircraft.

10.5	*****

10.6	Remedies

THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

Page 28/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

11 -	INEXCUSABLE DELAY

11.1	*****

Should an Aircraft not be Ready for Delivery within ***** (the “Delivery Period”) and such delay is not as a result of an Excusable Delay or Total Loss, then such delay will be termed an “Inexcusable Delay.” In the event of an Inexcusable Delay, the Buyer will have the right to claim, and the Seller will pay the Buyer ***** for each day of delay in the *****

In no event will the amount of ***** exceed the total of ***** in respect of any one Aircraft.

The Buyer’s right to ***** in respect of an Aircraft is conditioned on the Buyer’s submitting a written claim for ***** to the Seller not later than ***** after the last day of the Scheduled Delivery Month.

11.2	Renegotiation

If, as a result of an Inexcusable Delay, the Delivery does not occur within ***** after the last day of the Delivery Period the Buyer will have the right, exercisable by written notice to the Seller given between ***** to require from the Seller a renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said renegotiation will not prejudice the Buyer’s right to receive ***** in accordance with Clause 11.1.

11.3	*****

11.4	Remedies

THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

Page 29/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

12 -	WARRANTIES AND SERVICE LIFE POLICY

This Clause covers the terms and conditions of the warranty and service life policy.

12.1	Standard Warranty

12.1.1	Nature of Warranty

12.1.1.1	For the purpose of this Agreement the term “Warranted Part” will mean any Seller proprietary component, equipment, accessory or part, which is installed on an Aircraft at Delivery thereof and

(i)	which is manufactured to the detailed design of the Seller or a subcontractor of the Seller and

(ii)	which bears a part number of the Seller at the time of such Delivery.

12.1.1.2	Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part will at Delivery to the Buyer be free from defects:

(i)	in material;

(ii)	in workmanship, including without limitation processes of manufacture;

(iii)	in design (including without limitation the selection of materials) having regard to the state of the art at the date of such design; and

(iv)	arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated that they are estimates or approximations or design aims.

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 will not apply to Buyer Furnished Equipment, nor to the Propulsion System, nor to any component, equipment, accessory or part installed on the Aircraft at Delivery that is not a Warranted Part except that:

(i)	any defect in the Seller’s workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items, that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1.2(ii); and

(ii)	any defect inherent in the Seller’s design of the installation, in consideration of the state of the art at the date of such design, which impairs the use of such items, will constitute a defect in design for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1.2(iii).

Page 30/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

12.1.3	Warranty Period

The warranties set forth in Clauses 12.1.1 and 12.1.2 will be limited to those defects that become apparent within ***** (the “Warranty Period”).

12.1.4	Limitations of Warranty

12.1.4.1	The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller’s expense and option, the repair, replacement or correction of any Warranted Part. which is defective (or to the supply of modification kits, rectifying the defect), together with a credit to the Buyer’s account with the Seller of an amount equal to the mutually agreed direct labor costs expended in performing the removal and reinstallation, thereof, on the Aircraft at the labor rate defined in Clause 12.1.7.5.

The Seller may alternatively furnish to the Buyer’s account with the Seller a credit equal to the price at which the Buyer is then entitled to purchase a replacement for the defective Warranted Part.

12.1.4.2	In the event of a defect covered by Clauses 12.1.1.2(iii), 12.1.1.2(iv) and 12.1.2(ii) becoming apparent within the Warranty Period, the Seller shall also, if so requested by the Buyer in writing, correct such defect in any Aircraft which has not yet been delivered to the Buyer, provided, however,

(i)	that the Seller shall not be responsible, nor be deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise in respect of the performance of this Agreement, due to the Seller’s undertaking to make such correction and provided further

(ii)	that, rather than accept a delay in the Delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft.

12.1.4.3	Cost of Inspection

In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller will reimburse the direct labor costs incurred by the Buyer in performing inspections of the Aircraft to determine whether or not a defect exists in any Warranted Part within the Warranty Period subject to the following conditions:

(i)	such inspections are recommended by a Seller Service Bulletin to be performed within the Warranty Period;

(ii)	*****

(iii)	the labor rate for the reimbursement will be the Inhouse Warranty Labor Rate, and

(iv)	*****

Page 31/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

12.1.5	Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1 with respect to any warranty claim submitted by the Buyer (each a “Warranty Claim”) are subject to the following conditions:

(i)	the defect having become apparent within the Warranty Period;

(ii)	the Buyer having filed a warranty claim within *****;

(iii)	the Buyer having submitted to the Seller evidence reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this Clause 12.1 and that such defect has not resulted from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.10 or from any act or omission of any third party;

(iv)	the Seller having received a Warranty Claim complying with the provisions of Clause 12.1.6 below.

12.1.6	Warranty Administration

The warranties set forth in Clause 12.1 will be administered as hereinafter provided for:

12.1.6.1	Claim Determination

Determination as to whether any claimed defect in any Warranted Part is a valid Warranty Claim will be made by the Seller and will be based upon the claim details, reports from the Seller’s Representatives, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents.

12.1.6.2	Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller and for the return therefrom of a repaired or replaced Warranted Part will be borne by the Buyer.

12.1.6.3	Return of an Aircraft

If the Buyer and the Seller mutually agree, prior to such return, that it is necessary to return an Aircraft to the Seller for consideration of a Warranty Claim, *****

12.1.6.4	On Aircraft Work by the Seller

If the Seller determines that a defect subject to this Clause 12.1 justifies the dispatch by the Seller of a working team to repair or correct such defect through the embodiment of one or several Seller’s Service Bulletins at the Buyer’s facilities, or if the Seller accepts the return of an Aircraft to perform or have performed such repair or correction, then the labor costs for such on-Aircraft work will be borne by the Seller at the In-House Warranty Labor Rate.

Page 32/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The condition which has to be fulfilled for on-Aircraft work by the Seller is that, in the opinion of the Seller, the work necessitates the technical expertise of the Seller as manufacturer of the Aircraft.

If said condition is fulfilled and if the Seller is requested to perform the work, the Seller and the Buyer will agree on a schedule and place for the work to be performed.

12.1.6.5	Warranty Claim Substantiation

Each Warranty Claim filed by the Buyer under this Clause 12.1 will contain at least the following data:

(i)	description of defect and action taken, if any,

(ii)	date of incident and/or removal date,

(iii)	description of Warranted Part claimed to be defective,

(iv	part number,

(v)	serial number (if applicable),

(vi)	position on Aircraft,

(vii)	total flying hours or calendar time, as applicable, at the date of defect appearance,

(viii)	time since last shop visit at the date of defect appearance,

(ix)	Manufacturer Serial Number of the Aircraft and/or its registration,

(x)	Aircraft total flying hours and/or number of landings at the date of defect appearance,

(xi)	Warranty Claim number,

(xii)	date of Warranty Claim,

(xiii)	Delivery Date of Aircraft or Warranted Part to the Buyer,

Warranty Claims are to be addressed as follows:

AIRBUS

CUSTOMER SERVICES DIRECTORATE

WARRANTY ADMINISTRATION

Rond Point Maurice Bellonte

B.P. 33

F 31707 BLAGNAC CEDEX

FRANCE

12.1.6.6	Replacements

Replaced components, equipment, accessories or parts will become the Seller’s property.

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller will at all times remain with the Buyer, except that:

(i)	when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller will have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller will not be liable for loss of use, and;

Page 33/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(ii)	title to and risk of loss of a returned component, accessory, equipment or part will pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor.

Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part will pass to the Buyer.

12.1.6.7	Rejection

The Seller will provide reasonable written substantiation in case of rejection of a Warranty Claim. In such event the Buyer will refund to the Seller reasonable inspection and test charges incurred in connection therewith.

12.1.6.8	Inspection

The Seller will have the right to inspect the affected Aircraft, documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1.

12.1.7	Inhouse Warranty

12.1.7.1	Seller’s Authorization

The Seller hereby authorizes the Buyer to repair Warranted Parts (“Inhouse Warranty”) subject to the terms of this Clause 12.1.7.

12.1.7.2	Conditions for Seller’s Authorization

The Buyer or its authorized agent will be entitled to repair such Warranted Parts:

(i)	provided the Buyer notifies the Seller Representative of its intention to perform Inhouse Warranty repairs before any such repairs are started where the estimated cost of such repair is in excess of *****. The Buyer’s notification will include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller agrees to use all reasonable efforts to ensure a prompt response and will not unreasonably withhold authorization;

(ii)	if adequate facilities and qualified personnel are available to the Buyer;

(iii)	if repairs are performed in accordance with the Seller’s Technical Data or written instructions; and

(iv)	only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.10.

Page 34/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

12.1.7.3	Seller’s Rights

The Seller will have the right to require the return of any Warranted Part, or any part removed therefrom, which is claimed to be defective if, in the judgment of the Seller, the nature of the claimed defect requires technical investigation. Such return will be subject to the provisions of Clause 12.1.6.2. Furthermore, the Seller will have the right to have a Seller Representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to such presence being practical and not unduly delaying the repair.

12.1.7.4	Inhouse Warranty Claim Substantiation

Claims for Inhouse Warranty credit will be filed within the time period set forth in 12.1.5(ii) and will contain the same information as that required for Warranty Claims under Clause 12.1.6.5 and in addition will include:

(i)	a report of technical findings with respect to the defect,

(ii)	for parts required to remedy the defect:

•	part numbers,

•	serial numbers (if applicable),

•	parts description,

•	quantity of parts,

•	unit price of parts,

•	related Seller’s or third party’s invoices (if applicable),

•	total price of parts,

(iii)	detailed number of labor hours,

(iv)	Inhouse Warranty Labor Rate,

(v)	total claim value.

12.1.7.5	Credit

The Buyer’s sole remedy and the Seller’s sole obligation and liability with respect to Inhouse Warranty Claims will be the credit to the Buyer’s account of an amount equal to the mutually agreed direct labor costs expended in performing the repair of a Warranted Part and to the direct costs of materials incorporated in said repair, determined as set forth below:

(i)	to determine direct labor costs, only manhours spent on removal from the Aircraft, disassembly, inspection, repair, reassembly, final inspection and test of the Warranted Part and reinstallation thereof on the Aircraft will be counted. Any manhours required for maintenance work concurrently being carried out on the Aircraft or the Warranted Part will not be included.

(ii)	The manhours counted as set forth above will be multiplied by an agreed labor rate of ***** (“Inhouse Warranty Labor Rate”), which is deemed to represent the Buyer’s composite labor rate meaning the average hourly rate (excluding all fringe benefits, premium time allowances, social security charges, business taxes and the like) paid to the Buyer’s employees whose jobs are directly related to the performance of the repair.

Page 35/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Inhouse Warranty Labor Rate is subject to annual adjustment by multiplication by the ratio *****. For the purposes of this Clause 12.1.7.5 only, *****, defined in the Seller’s Price Revision Formula set forth in Exhibit C to the Agreement.

(iii)	Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul and as may be furnished by the Seller *****

12.1.7.6	Limitation

The Buyer will in no event be credited for repair costs (including labor and material) for any Warranted Part in excess of ***** of the Seller’s current catalogue price for a replacement of such defective Warranted Part.

12.1.7.7	Scrapped Material

The Buyer will retain any defective Warranted Part beyond economic repair and any defective part removed from a Warranted Part during repair for a period of either ***** after the date of completion of the repair or ***** after submission of a claim for Inhouse Warranty credit relating thereto, whichever is longer. Such parts will be returned to the Seller within ***** of receipt of the Seller’s request to that effect, unless otherwise agreed.

Notwithstanding the foregoing, the Buyer may scrap any such defective parts, which are beyond economic repair and not required for technical evaluation locally, with the agreement of the Seller Representative(s).

Scrapped Warranted Parts will be evidenced by a record of scrapped material certified by an authorized representative of the Buyer and will be kept in the Buyer’s file for a least the duration of the applicable Warranty Period.

12.1.8	Standard Warranty in case of Pooling or Leasing Arrangements

Without prejudice to Clause 21.1, the warranties provided for in this Clause 12.1 for any Warranted Part will *****

12.1.9	Warranty for Corrected, Replaced or Repaired Warranted Parts

Whenever any Warranted Part, which contains a defect for which the Seller is liable under Clause 12.1, has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, whichever the case may be, *****

If a defect is attributable to a defective repair or replacement by the Buyer, ***** a Warranty Claim with respect to such defect will be rejected, notwithstanding any subsequent correction or repair, and will immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

Page 36/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

12.1.10	Accepted Industry Standard Practices Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with accepted industry standard practices, all Technical Data and any other instructions issued by the Seller, the Suppliers and the Propulsion System Manufacturer and all applicable rules, regulations and directives of the relevant Aviation Authorities.

The Seller’s liability under this Clause 12.1 will not extend to normal wear and tear nor to:

(i)	any Aircraft or component, equipment, accessory or part thereof, which has been repaired, altered or modified after Delivery, except by the Seller or in a manner approved by the Seller;

(ii)	any Aircraft or component, equipment, accessory or part thereof, which has been operated in a damaged state of which the Buyer was, or should, in the exercise of the care and diligence required of a common carrier, to have been, aware; or;

(iii)	any component, equipment, accessory and part from which the trademark, name, part or serial number or other identification marks have been removed.

This waiver of the Seller’s liability by the Buyer will not apply in the cases of Clause 12.1.10(i) and Clause 12.1.10(ii) above if the Buyer submits evidence satisfactory to the Seller that the defect did not arise from nor was contributed to by either of said cases.

12.1.11	DISCLAIMER OF SELLER LIABILITY

THE SELLER WILL NOT BE LIABLE FOR, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST, THE CLAIMS OF ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER OR THE SELLER.

12.2	Seller Service Life Policy

12.2.1	In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should a Failure occur in any Item (as these terms are defined herein below) that has not suffered from an extrinsic force, then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 will apply.

For the purposes of this Clause 12.2:

(i)	“Item” means any item listed in Exhibit F;

Page 37/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(ii)	“Failure” means a breakage or defect that can reasonably be expected to occur on a fleetwide basis and which materially impairs the utility of the Item.

12.2.2	Periods and Seller’s Undertakings

(i)	Subject to the general conditions and limitations set forth in Clause 12.2.4, the Seller agrees that if a Failure occurs in an Item within ***** after the Delivery of said Aircraft, the Seller will, at its discretion and as promptly as practicable and with the Seller’s financial participation as hereinafter provided, either:

•	design and furnish to the Buyer a correction for such Item with a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

•	replace such Item.

(ii)	If such Item is found to have experienced a Failure and is eligible for correction under this Clause 12.2, the costs of transportation, labor and tooling incurred in connection with this Service Life Policy will be borne by the Seller on the same terms applicable to Warranted Parts pursuant to Clause 12.1.7.

12.2.3	Seller’s Participation in the Costs

Subject to the general conditions and limitations set forth in Clause 12.2.4, any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item will be furnished to the Buyer at the Seller’s then current sales price therefore, less the Seller’s financial participation determined in accordance with the following formula:

*****

12.2.4	General Conditions and Limitations

12.2.4.1	The undertakings set forth in this Clause 12.2 will be valid after the period of the Seller’s warranty applicable to an Item under Clause 12.1.

12.2.4.2	The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to the prior compliance by the Buyer with the following conditions:

(i)	the Buyer will maintain log books and other historical records with respect to each Item, adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the costs to be borne by the Seller in accordance with Clause 12.2.3;

(ii)	the Buyer will keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded;

(iii)	the Buyer will comply with the conditions of Clause 12.1.10;

Page 38/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(iv)	the Buyer will implement specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs will be as compatible as possible with the Buyer’s operational requirements and will be carried out at the Buyer’s expense. Reports relating thereto will be regularly furnished to the Seller;

(v)	the Buyer will report any breakage or defect in a Item in writing to the Seller within ***** after such breakage or defect becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer will have provided to the Seller sufficient detail on the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3	Except as otherwise provided for in this Clause 12.2, any claim under this Service Life Policy will be administered as provided for in, and will be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4	In the event of the Seller having issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit ***** established by the Seller. If such a kit is so offered to the Buyer, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 will be subject to the Buyer incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller’s instructions, within a reasonable time.

12.2.4.5	THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER’S OBLIGATION UNDER THIS CLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED FOR IN THIS CLAUSE 12.2. THE BUYER’S SOLE REMEDY AND RELIEF FOR THE NON-PERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE *****, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NON-PERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS CLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN CLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

12.3	Supplier Warranties and Service Life Policies

Prior to or at Delivery of the first Aircraft, the Seller will provide the Buyer, in accordance with the provisions of Clause 17, with the warranties and, where applicable, service life policies that the Seller has obtained for Supplier Parts pursuant to the Supplier Product Support Agreements.

Page 39/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

12.3.1	Definitions

12.3.1.1	“Supplier” means any supplier of Supplier Parts.

12.3.1.2	“Supplier Part” means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof and for which there exists a Supplier Product Support Agreement. For the sake of clarity, Propulsion System and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by suppliers with whom the Seller has no existing enforceable warranty agreements are not Supplier Parts.

12.3.1.3	“Supplier Product Support Agreements” means agreements between the Seller and Suppliers, as described in Clause 17.1.2, containing enforceable and transferable warranties and, in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

12.3.2	Supplier’s Default

12.3.2.1	*****

12.3.2.2	*****

12.3.2.3	*****

12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (“Interface Problem”), the Seller will, if so requested by the Buyer, and without additional charge to the Buyer except for transportation of the Seller’s or its designee’s personnel to the Buyer’s facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer will furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and will cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required.

At the conclusion of such investigation, the Seller will promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2	Seller’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will, if so requested by the Buyer and pursuant to the terms and conditions of Clause 12.1, correct the design of such Warranted Part to the extent of the Seller’s obligation as defined in Clause 12.1.

Page 40/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

12.4.3	Supplier’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller will, if so requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Supplier.

12.4.4	Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller will, if so requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved.

The Seller will promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Supplier towards the Buyer. Such corrective action, unless reasonably rejected by the Buyer, will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5	General

12.4.5.1	All requests under this Clause 12.4 will be directed to both the Seller and the affected Supplier.

12.4.5.2	Except as specifically set forth in this Clause 12.4, this Clause will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 will be deemed to be delivered under this Agreement and will be subject to the terms, covenants and conditions set forth in this Clause 12 and in Clause 22.11.

12.5	*****

*****

*****

12.6	Duplicate Remedies

The remedies provided to the Buyer under Clause 12.1 and Clause 12.2 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under both Clause 12.1 and Clause 12.2 for the same defect. The Buyer’s rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer will not have any right to require specific performance by the Seller.

Page 41/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Nothing contained in the foregoing Clause 12.6 will be interpreted to deprive the Buyer of its right to enforce the rights and remedies set forth in this Clause 12.

12.7	Negotiated Agreement

The Buyer specifically recognizes that:

(i)	the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of aircraft used in public transportation and as such is a professional within the same industry as the Seller;

(ii)	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

(iii)	the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the waiver, release and renunciation by the Buyer set forth in Clause 12.5.

12.8	Disclosure to Third Party Entity

In the event of the Buyer intending to designate a third party entity (a “Third Party Entity”) to administer this Clause 12, the Buyer will notify the Seller of such intention prior to any disclosure of this Clause to the selected Third Party Entity and will cause such Third Party Entity to enter into a confidentiality agreement and or any other relevant documentation with the Seller solely for the purpose of administrating this Clause 12.

12.9	Transferability

Without prejudice to Clause 21.1, the Buyer’s rights under this Clause 12 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent, which will not be unreasonably withheld.

Any transfer in violation of this Clause 12.9 will, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 12 and any and all other warranties that might arise under or be implied in law.

Page 42/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

13 -	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnity

13.1.1	*****

13.1.2	*****

13.1.3	*****

13.2	Administration of Patent and Copyright Indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringeme nt of a patent or copyright referred to in Clause 13.1, the Buyer will:

(i)	forthwith notify the Seller giving particulars thereof;

(ii)	furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to such patent or claim;

(iii)	refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-Clause (iii) will prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

(iv)	fully co-operate with, and render all such assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim;

(v)	act in such a way as to mitigate damages, costs and expenses and / or reduce the amount of royalties which may be payable.

13.2.2	The Seller will be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner which, in the Seller’s opinion, it deems proper.

13.2.3	The Seller’s liability hereunder will be conditional upon the strict and timely compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

*****

Page 43/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

14 -	TECHNICAL DATA AND SOFTWARE SERVICES

14.1	Scope

This Clause 14 covers the terms and conditions for the supply of technical data (hereinafter “Technical Data”) and software services described hereunder (hereinafter “Software Services”) to support the Aircraft operation.

14.1.1	The Technical Data will be supplied in the English language using the aeronautical terminology in common use.

14.1.2	Range, form, type, format, quantity and delivery schedule of the Technical Data to be provided under this Agreement are outlined in Exhibit G hereto.

14.2	Aircraft Identification for Technical Data

14.2.1	For those Technical Data that are customized to the Buyer’s Aircraft, the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of block of numbers selected in the range from 001 to 999.

14.2.2	The sequence will not be interrupted unless two (2) different Propulsion Systems or two (2) different models of Aircraft are selected.

14.2.3	The Buyer will indicate to the Seller the Fleet Serial Number allocated to each Aircraft corresponding to the delivery schedule set forth in Clause 9.1 no later than ***** before the Scheduled Delivery Month of the first Aircraft. Neither the designation of such Fleet Serial Numbers nor the subsequent allocation of the Fleet Serial Numbers to Manufacturer Serial Numbers for the purpose of producing certain customized Technical Data will constitute any property, insurable or other interest of the Buyer in any Aircraft prior to the Delivery of such Aircraft as provided for in this Agreement.

The customized Technical Data that are affected thereby are the following:

(i)	Aircraft Maintenance Manual,

(ii)	Illustrated Parts Catalogue,

(iii)	Trouble Shooting Manual,

(iv)	Aircraft Wiring Manual,

(v)	Aircraft Schematics Manual,

(vi)	Aircraft Wiring Lists.

14.3	Integration of Equipment Data

14.3.1	Supplier Equipment

Information, including revisions, relating to Supplier equipment that is installed on the Aircraft at Delivery, or through Airbus Service Bulletins thereafter, will be introduced into the customized Technical Data to the extent necessary for understanding of the affected systems, *****

Page 44/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

14.3.2	Buyer Furnished Equipment

14.3.2.1	The Seller will introduce Buyer Furnished Equipment data for Buyer Furnished Equipment that is installed on the Aircraft by the Seller (hereinafter “BFE Data”) into the customized Technical Data, at no additional charge to the Buyer for the initial issue of the Technical Data provided at or before Delivery of the first Aircraft, provided such BFE Data is provided in accordance with the conditions set forth in Clauses 14.3.2.2 through 14.3.2.6.

14.3.2.2	The Buyer will supply the BFE Data to the Seller at least ***** prior to the Scheduled Delivery Month of the first Aircraft.

14.3.2.3	The Buyer will supply the BFE Data to the Seller in English and will be established in compliance with the then applicable revision of ATA iSpecification 2200 (iSpec 2200), Information Standards for Aviation Maintenance.

14.3.2.4	The Buyer and the Seller will agree on the requirements for the provision to the Seller of BFE Data for “on-aircraft maintenance”, such as but not limited to timeframe, media and format in which the BFE Data will be supplied to the Seller, in order to manage the BFE Data integration process in an efficient, expeditious and economic manner.

14.3.2.5	The BFE Data will be delivered in digital format (SGML) and/or in Portable Document Format (PDF), as agreed between the Buyer and the Seller.

14.3.2.6	All costs related to the delivery to the Seller of the applicable BFE Data will be borne by the Buyer.

14.4	Supply

14.4.1	Technical Data will be supplied on-line and/or off-line, as set forth in Exhibit G hereto.

14.4.2	The Buyer will not receive any credit or compensation for any unused or only partially used Technical Data supplied pursuant to this Clause 14.

14.4.3	Delivery

14.4.3.1	For Technical Data provided off-line, such Technical Data and corresponding revisions will be sent to up to two (2) addresses as indicated by the Buyer.

14.4.3.2	Technical Data provided off-line will be delivered by the Seller at the Buyer’s named place of destination under DDU conditions.

14.4.3.3	The Technical Data will be delivered according to a mutually agreed schedule to correspond with the Deliveries of Aircraft. The Buyer will provide no less than ***** notice when requesting a change to such delivery schedule.

Page 45/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

14.4.3.4	It will be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities’ requirements with respect to Technical Data. Reasonable quantities of such Technical Data will be supplied by the Seller at no charge to the Buyer at the Buyer’s named place of destination.

Notwithstanding the foregoing, and in agreement with the relevant Aviation Authorities, preference will be given to the on-line access to such Buyer’s Technical Data through AirbusWorld.

14.5	Revision Service

For each firmly ordered Aircraft covered under this Agreement, revision service for the Technical Data will be provided *****(each a “Revision Service Period”).

Thereafter revision service will be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

14.6	Service Bulletins (SB) Incorporation

During Revision Service Period and upon the Buyer’s request, which will be made within ***** after issuance of the applicable Service Bulletin, Seller Service Bulletin information will be incorporated into the Technical Data, provided that the Buyer notifies the Seller through the relevant AirbusWorld on-line Service Bulletin Reporting application that it intends to accomplish such Service Bulletin. The split effectivity for the corresponding Service Bulletin will remain in the Technical Data until notification from the Buyer that embodiment has been completed on all of the Buyer’s Aircraft. The foregoing is applicable for Technical Data relating to maintenance only. For operational Technical Data either the pre or post Service Bulletin status will be shown.

14.7	Technical Data Familiarization

Upon request by the Buyer, the Seller will provide up to ***** of Technical Data familiarization training at the Seller’s or the Buyer’s facilities. The basic familiarization course is tailored for maintenance and engineering personnel.

14.8	Customer Originated Changes (COC)

If the Buyer wishes to introduce Buyer originated data (hereinafter “COC Data”) into any of the customized Technical Data that are identified as eligible for such incorporation in the Seller’s then current Customer Services Catalog, the Buyer will notify the Seller of such intention.

The incorporation of any COC Data will be performed under the methods and tools for achieving such introduction and the conditions specified in the Seller’s then current Customer Services Catalog.

14.9	AirN@v Family products

14.9.1	The Technical Data listed herebelow are provided on DVD and include integrated software (hereinafter together referred to as “AirN@v Family”).

Page 46/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

14.9.2	The AirN@v Family covers several Technical Data domains, reflected by the following AirN@v Family products:

(i)	AirN@v / Maintenance,

(ii)	AirN@v / Planning,

(iii)	AirN@v / Repair,

(iv)	AirN@v / Workshop,

(v)	AirN@v / Associated Data,

(vi)	AirN@v / Engineering.

14.9.3	Further details on the Technical Data included in such products are set forth in Exhibit G.

14.9.4	The licensing conditions for the use of AirN@v Family integrated software will be set forth in a separate agreement to be executed by the parties the earlier of ***** the “End-User License Agreement for Airbus Software”.

14.9.5	The revision service and the license to use AirN@v Family products will be granted *****

14.10	On-Line Technical Data

14.10.1	The Technical Data defined in Exhibit G as being provided on-line will be made available to the Buyer through the Airbus customer portal AirbusWorld (“AirbusWorld”) as set forth in a separate agreement to be executed by the parties the earlier of *****

14.10.2	Access to Technical Data through AirbusWorld will be *****

14.10.3	Access to AirbusWorld will be subject to the General Terms and Conditions of Access to and Use of AirbusWorld (hereinafter the “GTC”), as set forth in a separate agreement to be executed by the parties the earlier of *****

14.10.4	The list of the Technical Data provided on-line may be extended from time to time. For any Technical Data which is or becomes available on-line, the Seller reserves the right to eliminate other formats for the concerned Technical Data.

14.10.5	Access to AirbusWorld will be granted ***** for the Technical Data related to the Aircraft which will be operated by the Buyer.

14.10.6	For the sake of clarification, Technical Data accessed through AirbusWorld - which access will be covered by the terms and conditions set forth in the GTC – will remain subject to the conditions of this Clause 14.

In addition, should AirbusWorld provide access to Technical Data in software format, the use of such software will be subject to the conditions of the End-User License Agreement for Airbus Software.

14.11	Waiver, Release and Renunciation

*****

Page 47/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

14.12	Proprietary Rights

14.12.1	All proprietary rights relating to Technical Data, including but not limited to patent, design and copyrights, will remain with the Seller and/or its Affiliates, as the case may be.

These proprietary rights will also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.12.2	Whenever this Agreement and/or any Technical Data provides for manufacturing by the Buyer, the consent given by the Seller will not be construed as any express or implicit endorsement or approval whatsoever of the Buyer or of the manufactured products. The supply of the Technical Data will not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof, including any spare part.

14.13	Performance Engineer’s Program

14.13.1	In addition to the Technical Data provided under Clause 14, the Seller will provide to the Buyer Software Services, which will consist of the Performance Engineer’s Programs (“PEP”) for the Aircraft type covered under this Agreement. Such PEP is composed of software components and databases, and its use is subject to the license conditions set forth in the End-User License Agreement for Airbus Software.

14.13.2	Use of the PEP will be limited to one (1) copy to be used on the Buyer’s computers for the purpose of computing performance engineering data. The PEP is intended for use on ground only and will not be placed or installed on board the Aircraft.

14.13.3	The license to use the PEP and the revision service will be provided *****

14.13.4	At the end of such PEP Revision Service Period, the PEP will be provided to the Buyer ***** set forth in the Seller’s then current Customer Services Catalog.

14.14	Future Developments

The Seller continuously monitors technological developments and applies them to Technical Data, document and information systems’ functionalities, production and methods of transmission.

The Seller will implement and the Buyer will accept such new developments, it being understood that the Buyer will be informed in due time by the Seller of such new developments and their application and of the date by which the same will be implemented by the Seller.

Page 48/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

14.15	Confidentiality

14.15.1	This Clause, the Technical Data, the Software Services and their content are designated as confidential. All such Technical Data and Software Services are provided to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller, except as permitted therein or pursuant to any government or legal requirement imposed upon the Buyer.

14.15.2	If the Seller authorizes the disclosure of this Clause or of any Technical Data or Software Services to third parties either under this Agreement or by an express prior written authorization or, specifically, where the Buyer intends to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the Buyer will notify the Seller of such intention prior to any disclosure of this Clause and/or the Technical Data and/or the Software Services to such Third Party.

The Buyer hereby undertakes to cause such Third Party to agree to be bound by the conditions and restrictions set forth in this Clause 14 with respect to the disclosed Clause, Technical Data or Software Services and will in particular cause such Third Party to enter into a confidentiality agreement with the Seller and appropriate licensing conditions, and to commit to use the Technical Data solely for the purpose of maintaining the Buyer’s Aircraft and the Software Services exclusively for processing the Buyer’s data.

14.16	Transferability

Without prejudice to Clause 21.1, the Buyer’s rights under this Clause 14 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent, which will not be unreasonably withheld.

Any transfer in violation of this Clause 14.16 will, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 14 and any and all other warranties that might arise under or be implied in law.

Page 49/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

15 -	SELLER REPRESENTATIVE SERVICES

The Seller will provide ***** to the Buyer the services described in this Clause 15, at the Buyer’s main base or at other locations to be mutually agreed.

15.1	Customer Support Representative(s)

15.1.1	The Seller will provide ***** (each a “Seller Representative”), at the Buyer’s main base or such other locations as the parties may agree.

15.1.2	In providing the services as described herein, any Seller Representatives, or any Seller employee(s) providing services to the Buyer hereunder, are deemed to be acting in an advisory capacity only and at no time will they be deemed to be acting as Buyer’s employees, contractors or agents, either directly or indirectly.

15.1.3	The Seller will provide to the Buyer an annual written accounting of the consumed man-months and any remaining man-month balance from the allowance defined in Appendix A to this Clause 15. Such accounting will be deemed final and accepted by the Buyer unless the Seller receives written objection from the Buyer within *****.

In the event of a need for Aircraft On Ground (“AOG”) technical assistance after the end of the assignment referred to in Appendix A to this Clause 15, the Buyer will have *****

15.1.4	Should the Buyer request Seller Representative services exceeding the allocation specified in Appendix A to this Clause 15, the Seller may provide such additional services subject to terms and conditions to be mutually agreed.

15.1.5	The Seller will cause similar services to be provided by representatives of the Propulsion System Manufacturer and Suppliers, when necessary and applicable.

15.2	15.2 Buyer’s Support

15.2.1	From the date of arrival of the first Seller Representative and for the duration of the assignment, the Buyer will provide ***** a suitable, lockable office, conveniently located with respect to the Buyer’s maintenance facilities, with complete office furniture and equipment including telephone, internet, email and facsimile connections for the sole use of the Seller Representative(s). All related communication costs will be borne by the Seller upon receipt by the Seller of all relevant justifications; however the Buyer will not impose on the Seller any charges other than the direct cost of such communications.

15.2.2	The Buyer will ***** the initial and termination assignment travel of the Seller Representatives, which will consist of one (1) confirmed ticket, Business Class, to and from the place of assignment and Toulouse, France.

15.2.3	The Buyer will also ***** air transportation for the annual vacation of the Seller Representatives to and from the place of assignment and Toulouse, France.

Page 50/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

15.2.4	Should the Buyer request any Seller Representative referred to in Clause 15.1 above to travel on business to a city other than his usual place of assignment, the ***** will be responsible for all related transportation costs and expenses.

15.2.5	Absence of an assigned Seller Representative during normal statutory vacation periods will be covered by other seller representatives on the same conditions as those described in Clause 15.1.4, and such services will be counted against the total allocation provided in Appendix A to this Clause 15.

15.2.6	The Buyer will assist the Seller in obtaining from the civil authorities of the Buyer’s country those documents that are necessary to permit the Seller Representative to live and work in the Buyer’s country. Failure of the Seller to obtain the necessary documents will relieve the Seller of any obligation to the Buyer under the provisions of Clause 15.1.

15.2.7	*****

15.3	Withdrawal of the Seller Representative

The Seller will have the right to withdraw its assigned Seller Representatives as it sees fit if conditions arise, which are in the Seller’s opinion dangerous to their safety or health or prevent them from fulfilling their contractual tasks.

15.4	Indemnities

INDEMNIFICATION PROVISIONS APPLICABLE TO THIS CLAUSE 15 ARE SET FORTH IN CLAUSE 19.

Page 51/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

APPENDIX A TO CLAUSE 15

SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation provided to the Buyer pursuant to Clause 15.1 is defined hereunder.

*****

Page 52/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

16 -	TRAINING SUPPORT AND SERVICES

16.1	General

16.1.1	This Clause 16 sets forth the terms and conditions for the supply of training support and services for the Buyer’s personnel to support the Aircraft operation.

16.1.2	The range, quantity and validity of training to be provided free of charge under this Agreement are covered in Appendix A to this Clause 16.

16.1.3	Scheduling of training courses covered in Appendix A to this Clause 16 will be mutually agreed during a training conference (the “Training Conference”) that will be held no later than ***** prior to Delivery of the first Aircraft.

16.2	Training Location

16.2.1	The Seller will provide training at its training center in Blagnac, France, and/or in Hamburg, Germany, or will designate an affiliated training center in Miami, U.S.A., or Beijing, China (individually a “Seller’s Training Center” and collectively the “Seller’s Training Centers”).

16.2.2	If the unavailability of facilities or scheduling difficulties make training by the Seller at any Seller’s Training Center impractical, the Seller will ensure that the Buyer is provided with such training at another location designated by the Seller.

16.2.2.1	Upon the Buyer’s request, the Seller may also provide certain training at a location other than the Seller’s Training Centers, including one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. *****

16.2.2.2	If the Buyer requests training at a location as indicated in Clause 16.2.2.1 and requires such training to be an Airbus approved course, the Buyer undertakes that the training facilities will be approved prior to the performance of such training. The Buyer will, as necessary and with adequate time prior to the performance of such training, provide access to the training facilities set forth in Clause 16.2.2.1 to the Seller’s and the competent Aviation Authority’s representatives for approval of such facilities.

16.3	Training Courses

16.3.1	Training courses will be as described in the Seller’s customer services catalog (the “Seller’s Customer Services Catalog”). The Seller’s Customer Services Catalog also sets forth the minimum and maximum number of trainees per course.

All training requests or training course changes made outside of the scope of the Training Conference will be submitted by the Buyer with a minimum of ***** prior notice.

16.3.2	The following terms and conditions will apply to training performed by the Seller:

(i)	Training courses will be the Seller’s standard courses as described in the Seller’s Customer Services Catalog valid at the time of execution of the course. The Seller will be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses. For the avoidance of doubt, such training equipment does not include provision of aircraft for the purpose of performing training.

Page 53/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(ii)	The training equipment and the training curricula used for the training of flight, cabin and maintenance personnel will not be fully customized but will be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller’s training programs.

(iii)	Training data and documentation for trainees receiving the training at the Seller’s Training Centers will be provided ***** Training data and documentation will be marked “FOR TRAINING ONLY” and as such are supplied for the sole and express purpose of training; training data and documentation will not be revised.

16.3.3	When the Seller’s training courses are provided by the Seller’s instructors (individually an “Instructor” and collectively “Instructors”) the Seller will deliver a Certificate of Recognition or a Certificate of Course Completion (each a “Certificate”) or an attestation (an “Attestation”), as applicable, at the end of any such training course. Any such Certificate or Attestation will not represent authority or qualification by any Aviation Authority but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

In the event of training courses being provided by a training provider selected by the Seller as set forth in Clause 16.2.2, the Seller will cause such training provider to deliver a Certificate or Attestation, which will not represent authority or qualification by any Aviation Authority, but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

16.3.3.1	Should the Buyer wish to exchange any of the training courses provided under Appendix A to this Clause 16, the Buyer will place a request for exchange to this effect with the Seller. The Buyer may exchange, subject to the Seller’s confirmation, the training allowances granted under Appendix A to this Clause 16 as follows:

flight operations training courses as listed under Article 1 of Appendix A to this Clause 16 may be exchanged for any flight operations training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request;

(ii)	maintenance training courses as listed under Article 3 of Appendix A to this Clause 16 may be exchanged for any maintenance training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request;

(iii)	should any one of the allowances granted thereunder (flight operations or maintenance) have been fully drawn upon, the Buyer *****

It is understood that the above provisions will apply to the extent that training allowances granted under Appendix A to this Clause 16 remain available to the full extent necessary to perform the exchange.

All requests to exchange training courses will be submitted by the Buyer with a minimum of ***** The requested training will be subject to the Seller’s then existing planning constraints.

Page 54/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

16.3.3.2	*****

16.3.3.3	Should the Buyer decide to cancel or reschedule a training course, fully or partially, and irrespective of the location of the training, a minimum advance notification of at least ***** prior to the relevant training course start date is required.

16.3.3.4	If the notification occurs less than ***** prior to such training, a cancellation fee corresponding to ***** of such training will be, as applicable, either deducted from the training allowance defined in Appendix A to this Clause 16 or invoiced at the Seller’s then applicable price.

16.3.3.5	If the notification occurs less than ***** prior to such training, a cancellation fee corresponding to ***** of such training will be, as applicable, either deducted from the training allowance defined in Appendix A to this Clause 16 or invoiced at the Seller’s then applicable price.

16.3.3.6	All courses exchanged under Clause 16.3.3.1 will remain subject to the provisions of this Clause 16.3.3.

16.4	Prerequisites and Conditions

16.4.1	Training will be conducted in English and all training aids used during such training will be written in English using common aeronautical terminology.

16.4.2	The Buyer hereby acknowledges that all training courses conducted pursuant to this Clause 16 are “Standard Transition Training Courses” and not “Ab Initio Training Courses”.

16.4.3	Trainees will have the prerequisite knowledge and experience specified for each course in the Seller’s Customer Services Catalog.

16.4.3.1	The Buyer will be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.4.3.2	The Seller reserves the right to verify the trainees’ proficiency and previous professional experience.

16.4.3.3	The Seller will provide to the Buyer during the Training Conference an Airbus Pre-Training Survey for completion by the Buyer for each trainee.

The Buyer will provide the Seller with an attendance list of the trainees for each course, with the validated qualification of each trainee, at the time of reservation of the training course and in no event any later than ***** before the start of the training course. The Buyer will return concurrently thereto the completed Airbus Pre-Training Survey, detailing the trainees’ associated background. If the Seller determines through the Airbus Pre-Training Survey that a trainee does not match the prerequisites set forth in the Seller’s Customer Services Catalog, following consultation with the Buyer, such trainee will be withdrawn from the program or directed through a relevant entry level training (ELT) program, which will be at the Buyer’s expense.

16.4.3.4	If the Seller determines at any time during the training that a trainee lacks the required level, following consultation with the Buyer, such trainee will be withdrawn from the program or, upon the Buyer’s request, the Seller may be consulted to direct the above mentioned trainee(s), if possible, to any other required additional training, which will be at the Buyer’s expense.

Page 55/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

16.4.4	The Seller will in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training provided.

16.5	Logistics

16.5.1	Trainees

16.5.1.1	Living and travel expenses for the Buyer’s trainees will be borne by the Buyer.

16.5.1.2	It will be the responsibility of the Buyer to make all necessary arrangements relative to authorizations, permits and/or visas necessary for the Buyer’s trainees to attend the training courses to be provided hereunder. Rescheduling or cancellation of courses due to the Buyer’s failure to obtain any such authorizations, permits and/or visas will be subject to the provisions of Clauses 16.3.3.3 thru 16.3.3.5.

16.5.2	Training at External Location - Seller’s Instructors

16.5.2.1	In the event of training being provided at the Seller’s request at any location other than the Seller’s Training Centers, as provided for in Clause 16.2.2, the expenses of the Seller’s Instructors will be borne directly by the Seller.

16.5.2.2	In the event of training being provided by the Seller’s Instructor(s) at any location other than the Seller’s Training Centers at the Buyer’s request, the Buyer will reimburse the Seller for all the expenses related to the assignment of such Seller Instructors and the performance of their duties as aforesaid.

16.5.2.3	Living Expenses

Except as provided for in Clause 16.5.2.1 above, the Buyer will reimburse the Seller the living expenses for each Seller Instructor and/or other Seller’s personnel providing support under this Clause 16, covering the entire period from his day of departure from his main base to day of return to such base at the per diem rate set forth in the Seller’s Customer Services Catalog current at the time of the corresponding training or support.

Such per diem will include, but will not be limited to, lodging, food and local transportation to and from the place of lodging and the training course location.

16.5.2.4	Air Travel

Except as provided for in Clause 16.5.2.1 above, the Buyer will reimburse the Seller for the airfares for each Seller Instructor and/or other Seller’s personnel providing support under this Clause 16, in confirmed business class to and from the Buyer’s designated training site and the Seller’s Training Centers, as such airfares are set forth in the Seller’s Customer Services Catalog current at the time of the corresponding training or support.

Page 56/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

16.5.2.5	Buyer’s Indemnity

Except in case of gross negligence or willful misconduct of the Seller, the Seller will not be held liable to the Buyer for any delay or cancellation in the performance of any training outside of the Seller’s Training Centers associated with any transportation described in this Clause 16.5.2, and the Buyer will indemnify and hold harmless the Seller from any such delay and/or cancellation and any consequences arising therefrom.

16.5.3	Training Material and Equipment Availability - Training at External Location

Training material and equipment necessary for course performance at any location other than the Seller’s Training Centers or the facilities of a training provider selected by the Seller will be provided by the Buyer at its own cost in accordance with the Seller’s specifications.

Notwithstanding the foregoing, should the Buyer request the performance of a course at another location as per Clause 16.2.2.1, the Seller may, upon the Buyer’s request, provide the training material and equipment necessary for such course’s performance. Such provision will be at the Buyer’s expense.

16.6	Flight Operations Training

The Seller will provide training for the Buyer’s flight operations personnel as further detailed in Appendix A to this Clause 16, including the courses described in this Clause 16.6.

16.6.1	Flight Crew Training Course

The Seller will perform a flight crew training course program for the Buyer’s flight crews, each of which will consist of ***** crew members, who will be either captain(s) or first officer(s).

16.6.2	Base Flight Training

16.6.2.1	The Buyer will provide at its own cost its delivered Aircraft, or any other aircraft it operates, for any base flight training, which will consist of one (1) session per pilot, performed in accordance with the related Airbus training course definition (the “Base Flight Training”).

16.6.2.2	Should it be necessary to ferry the Buyer’s delivered Aircraft to the location where the Base Flight Training will take place, the additional flight time required for the ferry flight to and/or from the Base Flight Training field will not be deducted from the Base Flight Training time.

16.6.2.3	If the Base Flight Training is performed outside of the zone where the Seller usually performs such training, the ferry flight to the location where the Base Flight Training will take place will be performed by a crew composed of the Seller’s and/or the Buyer’s qualified pilots, in accordance with the relevant Aviation Authority’s regulations related to the place of performance of the Base Flight Training.

Page 57/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

16.6.3	Flight Crew Line Initial Operating Experience

In order to assist the Buyer with initial operating experience after Delivery of the first Aircraft, the Seller will provide to the Buyer pilot Instructor(s) as set forth in Appendix A to this Clause 16.

Should the Buyer request, subject to the Seller’s consent, such Seller pilot Instructors to perform any other flight support during the flight crew line initial operating period, such as but not limited to line assistance, demonstration flight(s), ferry flight(s) or any flight(s) required by the Buyer during the period of entry into service of the Aircraft, it is understood that such flight(s) will be deducted from the flight crew line initial operating experience allowance set forth in Appendix A to this Clause 16.

It is hereby understood by the Parties that the Seller’s pilot Instructors will only perform the above flight support services to the extent they bear the relevant qualifications to do so.

16.6.4	Type Specific Cabin Crew Training Course

The Seller will provide type specific training for cabin crews at one of the locations defined in Clause 16.2.1.

If the Buyer’s Aircraft is to incorporate special features, the type specific cabin crew training course will be performed no earlier than ***** before the scheduled Delivery Date of the Buyer’s first Aircraft.

16.6.5	Training on Aircraft

During any and all flights performed in accordance with this Clause 16.6, the Buyer will bear full responsibility for the aircraft upon which the flight is performed, including but not limited to any required maintenance, all expenses such as fuel, oil or landing fees and the provision of insurance in line with Clause 16.13.

The Buyer will assist the Seller, if necessary, in obtaining the validation of the licenses of the Seller’s pilots performing Base Flight Training or initial operating experience by the Aviation Authority of the place of registration of the Aircraft.

16.7	Performance / Operations Courses

The Seller will provide performance/operations training for the Buyer’s personnel as defined in Appendix A to this Clause 16.

The available courses will be listed in the Seller’s Customer Services Catalog current at the time of the course.

16.8	Maintenance Training

16.8.1	The Seller will provide maintenance training for the Buyer’s ground personnel as further set forth in Appendix A to this Clause 16.

The available courses will be as listed in the Seller’s Customer Services Catalog current at the time of the course.

Page 58/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The practical training provided in the frame of maintenance training will be performed on the training devices in use in the Seller’s Training Centers.

16.8.2	Practical Training on Aircraft

Notwithstanding Clause 16.8.1 above, upon the Buyer’s request, the Seller may provide Instructors for the performance of practical training on aircraft (“Practical Training”).

Irrespective of the location at which the training takes place, the Buyer will provide at its own cost an aircraft for the performance of the Practical Training.

Should the Buyer require the Seller’s Instructors to provide Practical Training at facilities selected by the Buyer, such training will be subject to prior approval of the facilities by the Seller. All costs related to such Practical Training, including but not limited to the Seller’s approval of the facilities, will be borne by the Buyer.

The provision of a Seller Instructor for the Practical Training will be deducted from the trainee days allowance defined in Appendix A to this Clause 16, subject to the conditions detailed in Paragraph 4.4 thereof.

16.9	Supplier and Propulsion System Manufacturer Training

Upon the Buyer’s request, the Seller will provide to the Buyer the list of the maintenance and overhaul training courses provided by major Suppliers and the applicable Propulsion System Manufacturer on their respective products.

16.10	Proprietary Rights

All proprietary rights, including but not limited to patent, design and copyrights, relating to the Seller’s training data and documentation will remain with the Seller and/or its Affiliates and/or its Suppliers, as the case may be.

These proprietary rights will also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

16.11	Confidentiality

The Seller’s training data and documentation are designated as confidential and as such are provided to the Buyer for the sole use of the Buyer, for training of its own personnel, who undertakes not to disclose the content thereof in whole or in part, to any third party without the prior written consent of the Seller, save as permitted herein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.

In the event of the Seller having authorized the disclosure of any training data and documentation to third parties either under this Agreement or by an express prior written authorization, the Buyer will cause such third party to agree to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed training data and documentation and to use such training data and documentation solely for the purpose for which they are provided.

Page 59/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

16.12	Transferability

Without prejudice to Clause 21.1, the Buyer’s rights under this Clause 16 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.

16.13	Indemnities and Insurance

INDEMNIFICATION PROVISIONS AND INSURANCE REQUIREMENTS APPLICABLE TO THIS CLAUSE 16 ARE AS SET FORTH IN CLAUSE 19.

THE BUYER WILL PROVIDE THE SELLER WITH AN ADEQUATE INSURANCE CERTIFICATE PRIOR TO ANY TRAINING ON AIRCRAFT.

Page 60/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

APPENDIX A TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted ***** Aircraft firmly ordered, unless otherwise specified.

The contractual training courses defined in this Appendix A will be provided up to ***** under this Agreement.

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A will be provided by the Seller within a period starting ***** before and ending ***** after said Aircraft Delivery.

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training (standard transition course)

The Seller will provide flight crew training (standard transition course) ***** for ***** of the Buyer’s flight crews ***** as of the date hereof.

1.2	Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer pilot Instructor(s) ***** for a period of *****

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot Instructors present at any one time will be limited to ***** pilot Instructors.

1.5	Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer ***** type specific training for cabin crews for ***** of the Buyer’s cabin crew instructors, pursers or cabin attendants.

1.6	Airbus Pilot Instructor Course (APIC)

The Seller will provide to the Buyer transition Airbus Pilot Instructor Course(s) (APIC), for flight and synthetic instruction, ***** for ***** of the Buyer’s flight instructors. APIC courses will be performed in groups of *****

2	PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer ***** trainee days of performance / operations training ***** for the Buyer’s personnel.

Page 61/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3	MAINTENANCE TRAINING

3.1	The Seller will provide to the Buyer ***** trainee days of maintenance training ***** for the Buyer’s personnel.

3.2	The Seller will provide to the Buyer ***** Engine Run-up courses.

4	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1	For instruction at the Seller’s Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2	For instruction outside of the Seller’s Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of ***** trainee days, except for structure maintenance training course(s).

4.3	For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4	For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of ***** trainee days.

Page 62/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

17 -	EQUIPMENT SUPPLIER PRODUCT SUPPORT

17.1	Equipment Supplier Product Support Agreements

17.1.1	The Seller has obtained enforceable and transferable product support agreements from Suppliers of Supplier Parts, the benefit of which is hereby accepted by the Buyer. Said agreements become enforceable as soon as and for as long as an operator is identified as an Airbus aircraft operator.

17.1.2	These agreements are based on the World Airlines Suppliers Guide, are made available to the Buyer through the SPSA Application, and include Supplier commitments as contained in the Supplier Product Support Agreements which include the following provisions:

17.1.2.1	Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts will be prepared in accordance with the applicable provisions of ATA Specification including revision service and be published in the English language. The Seller will recommend that a software user guide, where applicable, be supplied in the form of an appendix to the Component Maintenance Manual. Such data will be provided in compliance with the applicable ATA Specification;

17.1.2.2	Warranties and guarantees, including standard warranties. In addition, landing gear Suppliers will provide service life policies for selected structural landing gear elements;

17.1.2.3	Training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer’s instructors, shop and line service personnel;

17.1.2.4	Spares data in compliance with ATA iSpecification 2200, initial provisioning recommendations, spare parts and logistic service including routine and expedite deliveries;

17.1.2.5	Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.2	Supplier Compliance

The Seller will monitor Suppliers’ compliance with support commitments defined in the Supplier Product Support Agreements and will, if necessary, jointly take remedial action with the Buyer.

17.3	Nothing in this Clause 17 shall be construed to prevent or limit the Buyer from entering into direct negotiations with a Supplier with respect to different or additional terms and conditions applicable to Suppliers Parts selected by the Buyer to be installed on the Aircraft.

17.4	Familiarization Training

Upon the Buyer’s request, the Seller will provide the Buyer with Supplier Product Support Agreements familiarization training at the Seller’s facilities in Blagnac, France. An on-line training module will be further available through AirbusWorld, access to which will be subject to the GTC.

Page 63/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

18 -	BUYER FURNISHED EQUIPMENT

18.1	Administration

18.1.1	In accordance with the Specification, the Seller will install those items of equipment that are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”), provided that the BFE and the supplier of such BFE (the “BFE Supplier”) are referred to in the Airbus BFE Product Catalog valid at the time the BFE Supplier is selected.

18.1.2	Notwithstanding the foregoing and without prejudice to Clause 2.4, if the Buyer wishes to install BFE manufactured by a supplier who is not referred to in the Airbus BFE Product Catalog, the Buyer will so inform the Seller ***** In addition, it is a prerequisite to such approval that the considered supplier be qualified by the Seller’s Aviation Authorities to produce equipment for installation on civil aircraft. Any approval of a supplier by the Seller under this Clause 18.1.2 will be performed at the Buyer’s expense. The Buyer will cause any BFE supplier approved under this Clause 18.1.2 (each an “Approved BFE Supplier”) to comply with the conditions set forth in this Clause 18 and specifically Clause 18.2.

Except for the specific purposes of this Clause 18.1.2, the term “BFE Supplier” will be deemed to include Approved BFE Suppliers.

18.1.3	The Seller will advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires from each BFE Supplier a written detailed engineering definition encompassing a Declaration of Design and Performance (the “BFE Engineering Definition”). The Seller will reasonably provide to the Buyer and/or the BFE Supplier(s), the interface documentation necessary for development of the BFE Engineering Definition.

The BFE Engineering Definition will include the description of the dimensions and weight of BFE, the information related to its certification and the information necessary for the installation and operation thereof, including when applicable 3D models compatible with the Seller’s systems. The Buyer will furnish, or cause the BFE Suppliers to furnish, the BFE Engineering Definition by the dates advised by the Seller pursuant to the preceding paragraph after which the BFE Engineering Definition will not be revised, except through an SCN executed in accordance with Clause 2.

18.1.4	The Seller will also provide in due time to the Buyer a schedule of dates and the shipping addresses for delivery of the BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft in a timely manner. The Buyer will provide, or cause the BFE Suppliers to provide, the BFE by such dates in a serviceable condition. The Buyer will, upon the Seller’s request, provide to the Seller dates and references of all BFE purchase orders placed by the Buyer.

The Buyer will also provide, when requested by the Seller, at Airbus Operations S.A.S. in Toulouse, France, and/or at Airbus Operations GmbH, Division Hamburger Flugzeugbau in Hamburg, Germany, adequate field service including support from BFE Suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of a BFE.

Page 64/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

18.1.5	Without prejudice to the Buyer’s obligations hereunder, in order to facilitate the development of the BFE Engineering Definition, the Seller will organize meetings between the Buyer and BFE Suppliers. The Buyer hereby agrees to participate in such meetings and to provide adequate technical and engineering expertise to reach decisions within a timeframe specified by the Seller.

In addition, prior to Delivery of the Aircraft to the Buyer, the Buyer agrees:

(i)	to monitor the BFE Suppliers and ensure that they will enable the Buyer to fulfil its obligations, including but not limited to those set forth in the Customization Milestone Chart;

(ii)	that, should a timeframe, quality or other type of risk be identified at a given BFE Supplier, the Buyer will allocate resources to such BFE Supplier so as not to jeopardize the industrial schedule of the Aircraft;

(iii)	for major BFE, including, but not being limited to, seats, galleys and IFE (“Major BFE”) to participate on a mandatory basis in the specific meetings that take place between BFE Supplier selection and BFE delivery, namely:

(a)	Preliminary Design Review (“PDR”),

(b)	Critical Design Review (“CDR”);

(iv)	to attend the First Article Inspection (“FAI”) for the first shipset of all Major BFE. Should the Buyer not attend such FAI, the Buyer will delegate the FAI to the BFE Supplier thereof and confirmation thereof will be supplied to the Seller in writing;

(v)	to attend the Source Inspection (“SI”) that takes place at the BFE Supplier’s premises prior to shipping, for each shipset of all Major BFE. Should the Buyer not attend such SI, the Buyer will delegate the SI to the BFE Supplier and confirmation thereof will be supplied to the Seller in writing. Should the Buyer not attend the SI, the Buyer will be deemed to have accepted the conclusions of the BFE Supplier with respect to such SI.

The Seller will be entitled to attend the PDR, the CDR and the FAI. In doing so, the Seller’s employees will be acting in an advisory capacity only and at no time will they be deemed to be acting as Buyer’s employees or agents, either directly or indirectly.

18.1.6	The BFE will be imported into France or into Germany by the Buyer under a suspensive customs system (Régime de l’entrepôt douanier ou régime de perfectionnement actif or Zollverschluss) without application of any French or German tax or customs duty, and will be delivered on a DDU basis, to the following shipping addresses:

Airbus Operations S.A.S.

316 Route de Bayonne

31300 Toulouse

France

or

Page 65/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Airbus Operations GmbH

Kreetslag 10

21129 Hamburg

Germany

Or such other location as may be specified by the Seller.

18.2	Applicable Requirements

The Buyer is responsible for ensuring, at its expense, and warrants that the BFE will:

(i)	be manufactured by either a BFE Supplier referred to in the Airbus BFE Product Catalog or an Approved BFE Supplier, and

(ii)	meet the requirements of the applicable Specification of the Aircraft, and

(iii)	be delivered with the relevant certification documentation, including but not limited to the DDP, and

(iv)	comply with the BFE Engineering Definition, and

(v)	comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and

(vi)	be approved by the Aviation Authority issuing the Export Airworthiness Certificate and by the Buyer’s Aviation Authority for installation and use on the Aircraft at the time of Delivery of the Aircraft, and

(vii)	not infringe any patent, copyright or other intellectual property right of the Seller any third party, and

(viii)	not be subject to any legal obligation or other encumbrance that may prevent, hinder or delay the installation of the BFE in the Aircraft and/or the Delivery of the Aircraft.

The Seller will be entitled to refuse any item of BFE that it considers incompatible with the Specification, the BFE Engineering Definition or the certification requirements.

18.3	Buyer’s Obligation and Seller’s Remedies

18.3.1	Any delay or failure by the Buyer or the BFE Suppliers in:

(i)	complying with the foregoing warranty or in providing the BFE Engineering Definition or field service mentioned in Clause 18.1.4, or

(ii)	furnishing the BFE in a serviceable condition at the requested delivery date, or

(iii)	obtaining any required approval for such BFE equipment under the above mentioned Aviation Authorities’ regulations,

Page 66/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

may delay the performance of any act to be performed by the Seller, including Delivery of the Aircraft. The Seller will not be responsible for such delay which will cause the Final Price of the affected Aircraft to be adjusted in accordance with the updated delivery schedule and to include in particular the amount of the Seller’s additional costs attributable to such delay or failure by the Buyer or the BFE Suppliers, such as storage, taxes, insurance and costs of out-of sequence installation.

18.3.2	In addition, in the event of any delay or failure mentioned in 18.3.1 above, the Seller may:

(i)	select, purchase and install equipment similar to the BFE at issue, in which event the Final Price of the affected Aircraft will also be increased by the purchase price of such equipment plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and, if so required and not already provided for in the Final Price of the Aircraft, for adjustment and calibration; or

(ii)	if the BFE is delayed by more than ***** beyond, or is not approved within ***** of the dates specified in Clause 18.1.4, deliver the Aircraft without the installation of such BFE, notwithstanding applicable terms of Clauses 7 and 8, and the Seller will thereupon be relieved of all obligations to install such equipment.

18.4	Title and Risk of Loss

Title to and risk of loss of any BFE will at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE) will be with the Seller for as long as such BFE is under the care, custody and control of the Seller.

18.5	Disposition of BFE Following Termination

18.5.1	If a termination of this Agreement pursuant to the provisions of Clause 20 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, the Seller will be entitled, but not required, to remove all items of BFE that can be removed without damage to the Aircraft and to undertake commercially reasonable efforts to facilitate the sale of such items of BFE to other customers, retaining and applying the proceeds of such sales to reduce the Seller’s damages resulting from the termination.

18.5.2	The Buyer will cooperate with the Seller in facilitating the sale of BFE pursuant to Clause 18.5.1 and will be responsible for all costs incurred by the Seller in removing and facilitating the sale of such BFE. The Buyer will reimburse the Seller for all such costs within five (5) Business Days of receiving documentation of such costs from the Seller.

18.5.3	The Seller will notify the Buyer as to those items of BFE not sold by the Seller pursuant to Clause 18.5.1 above and, at the Seller’s request, the Buyer will undertake to remove such items from the Seller’ facility within thirty (30) days of the date of such notice. The Buyer will have no claim against the Seller for damage, loss or destruction of any item of BFE removed from the Aircraft and not removed from Seller’s facility within such period.

Page 67/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

18.5.4	The Buyer will have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being removed from the Aircraft, provided that the Seller will use reasonable care in such removal.

18.5.5	The Buyer will grant the Seller title to any BFE items that cannot be removed from the Aircraft without causing damage to the Aircraft or rendering any system in the Aircraft unusable.

Page 68/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

19 -	INDEMNITIES AND INSURANCE

The Seller and the Buyer will each be liable for Losses (as defined below) arising from the acts or omissions of their respective directors, officers, agents or employees occurring during or incidental to such party’s exercise of its rights and performance of its obligations under this Agreement, except as provided in Clauses 19.1 and 19.2.

19.1	Seller’s Indemnities

The Seller will, except in the case of gross negligence or wilful misconduct of the Buyer, its directors, officers, agents and/or employees, be solely liable for and will indemnify and hold the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers harmless against all losses, liabilities, claims, damages, costs and expenses, including court costs and reasonable attorneys’ fees (“Losses”), arising from:

(i)	claims for injuries to, or death of, the Seller’s directors, officers, agents or employees, or loss of, or damage to, property of the Seller or its employees when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(ii)	claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to the Technical Acceptance Flights.

19.2	Buyer’s Indemnities

The Buyer will, except in the case of gross negligence or wilful misconduct of the Seller, its directors, officers, agents and/or employees, be solely liable for and will indemnify and hold the Seller, its Affiliates, its subcontractors, and each of their respective directors, officers, agents, employees and insurers, harmless against all Losses arising from:

(i)	claims for injuries to, or death of, the Buyer’s directors, officers, agents or employees, or loss of, or damage to, property of the Buyer or its employees, when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(ii)	claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to (a) the provision of Seller Representatives services under Clause 15 including services performed on board the aircraft or (b) the provision of Aircraft Training Services to the Buyer.

19.3	Notice and Defense of Claims

If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the “Indemnitee”) for damages for which liability has been assumed by the other party under this Clause 19 (the “Indemnitor”), the Indemnitee will promptly give notice to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) will assume and conduct the defense, or settlement, of such claim or suit, as the Indemnitor will deem prudent. Notice of the claim or suit will be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and will be followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request, at the expense of the Indemnitor.

Page 69/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the Indemnitor fails or refuses to assume the defense of any claim or suit notified to it under this Clause 19, the Indemnitee will have the right to proceed with the defense or settlement of the claim or suit as it deems prudent and will have a claim against the Indemnitor for any judgments, settlements, costs or expenses, including reasonable attorneys’ fees. Further, in such event, the Indemnitor will be deemed to have waived any objection or defense to the Indemnitee’s claim based on the reasonableness of any settlement.

19.4	Insurance

19.4.1	For all Aircraft Training Services, to the extent of the Buyer’s undertaking set forth in Clause 19.2, the Buyer will:

(i)	cause the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents and employees to be named as additional insured under the Buyer’s Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils (such insurance to include the AVN 52E Extended Coverage Endorsement Aviation Liabilities or any further Endorsement replacing AVN 52E as may be available as well as any excess coverage in respect of War and Allied Perils Third Parties Legal Liabilities Insurance), and

(ii)	with respect to the Buyer’s Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers.

19.4.2	Any applicable deductible will be borne by the Buyer. The Buyer will furnish to the Seller, not less than seven (7) Business Days prior to the start of any Aircraft Training Services, certificates of insurance, in English, evidencing the limits of liability cover and period of insurance coverage in a form acceptable to the Seller from the Buyer’s insurance broker(s), certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller,

(ii)	such insurance can only be cancelled or materially altered by the giving of not less than ***** (but ***** or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller, and

(iii)	under any such cover, all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers have been waived.

Page 70/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

20 -	TERMINATION

20.1	Termination Events

Each of the following will constitute a “Termination Event”

(i)	The Buyer or any of its Affiliates commences in any jurisdiction any case, proceeding or other action with respect to the Buyer or any of its Affiliates or their properties relating to bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or other relief from, or with respect to, or readjustment of, its debts or obligations.

(ii)	An action is commenced in any jurisdiction seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or any of its respective Affiliates or for all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for *****, or the Buyer or any of its Affiliates makes a general assignment for the benefit of its creditors.

(iii)	An action is commenced in any jurisdiction against the Buyer or any of its respective Affiliates seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for *****.

(iv)	The Buyer or any of its Affiliates becomes the object, in any jurisdiction, of a case, proceeding or action similar or analogous to any of the events mentioned in Clause 20.1(i), (ii) or (iii).

(v)	The Buyer or any of its Affiliates is generally not able, or is expected to be unable to, or will admit in writing its inability to, pay its debts as they become due.

(vi)	The Buyer or any of its Affiliates commences negotiations with significant creditors, existing or potential, either with the intention of restructuring all or a substantial part of all of its outstanding obligations or in preparation for the commencement of filing bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or other relief from, or with respect to, or readjustment of, its debts or obligations.

(vii)	The Buyer or any of its Affiliates fails to make payment of (a) any payment required to be made under this Agreement or any other material agreement between the Buyer or any of its Affiliates on the one hand and the Seller or any of its Affiliates on the other hand when such payment is due, (b) any Predelivery Payment required to be made under this Agreement when such payment is due, or (c) payment of all or part of the Final Price of any Aircraft required to be made under this Agreement.

(viii)	The Buyer repudiates, cancels or terminates this Agreement in whole or in part.

(ix)	The Buyer defaults in its obligation to take delivery of an Aircraft as provided in Clause 9.2.

(x)	The Buyer or any of its Affiliates defaults in the observance or performance of any other covenant, undertaking or obligation contained in this Agreement or any other material agreement between the Buyer or its Affiliates, on the one hand, and the Seller or its Affiliates on the other hand and any *****

Page 71/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(xi)	Any other event that the parties agree in writing constitutes a Termination Event.

20.2	Remedies in Event of Termination

20.2.1	If a Termination Event occurs, the Buyer will be in material breach of this Agreement, and the Seller will have the right to resort to any remedy under applicable law or in equity, and may, without limitation, by written notice to the Buyer, immediately do any or all of the following:

(i)	(a) suspend its performance under this Agreement with respect to any or all Aircraft, (b) without prejudice to Seller’s option to exercise its rights under Clause 5.8.2, reschedule the Scheduled Delivery Month of any or all Aircraft remaining to be delivered under this Agreement, (c) reschedule the date for performance under this Agreement with respect to any or all equipment, services, data and other items, and/or (d) cancel or terminate this Agreement (a “Termination”) with respect to any or all Aircraft, and/or equipment, services, data and/or other items related thereto; and

(ii)	claim and receive payment from the Buyer of a sum equal to *****

20.2.2	The parties to this Agreement are sophisticated parties represented by competent counsel. The provisions of this Clause 20 have been agreed on after careful consideration by the Buyer, have been the subject of discussion and negotiation and are fully understood by the Buyer. The price of the Aircraft and the other mutual agreements of the Buyer and Seller set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 20, specifically including the remedial provisions set forth in Clause 20.2.

20.3	Notice of Termination Event

If the Buyer becomes aware of the occurrence of a Termination Event by the Buyer, it will promptly notify the Seller of such occurrence in writing, provided, that any failure by the Buyer to notify the Seller will not prejudice the Seller’s rights or remedies hereunder.

20.4	Information Covenants

*****

Page 72/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

21 -	ASSIGNMENTS AND TRANSFERS

21.1	Assignments

Except as hereinafter provided, neither party may sell, assign, novate or transfer its rights or obligations under this Agreement to any person without the prior written consent of the other, except that the Seller may sell, assign, novate or transfer its rights or obligations under this Agreement to any Affiliate without the Buyer’s consent.

21.2	Assignments on Sale, Merger or Consolidation

The Buyer will be entitled to assign its rights under this Agreement at any time due to a merger, consolidation or a sale of all or substantially all of its assets, provided the Buyer first obtains the written consent of the Seller. The Buyer will provide the Seller with ***** notice if the Buyer wishes the Seller to provide such consent. The Seller will provide its consent if

(i)	the surviving or acquiring entity is organized and existing under the laws of the United States;

(ii)	the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyer’s obligations under this Agreement;

(iii)	at the time, and immediately following the consummation, of the merger, consolidation or sale, no Termination Event exists or will have occurred and be continuing;

(iv)	there exists with respect to the surviving or acquiring entity no basis for a Termination Event;

(v)	the surviving or acquiring entity is an air carrier holding an operating certificate issued by the FAA at the time, and immediately following the consummation, of such sale, merger or consolidation; and

(vi)	following the sale, merger or consolidation, the surviving entity is in a financial condition at least equal to that of the Buyer at time of execution of the Agreement.

21.3	Designations by Seller

The Seller may at any time by notice to the Buyer designate facilities or personnel of the Seller or any other Affiliate of the Seller at which or by whom the services to be performed under this Agreement will be performed. Notwithstanding such designation, the Seller will remain ultimately responsible for fulfilment of all obligations undertaken by the Seller in this Agreement.

21.4	Transfer of Rights and Obligations upon Reorganization

In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (the “Successor”) that is an Affiliate of the Seller at the time of that restructuring, for the purpose of the Successor

Page 73/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

carrying on the business carried on by the Seller at the time of the restructuring, such restructuring will be completed without consent of the Buyer following notification by the Seller to the Buyer in writing. The Buyer recognizes that succession of the Successor to the Agreement by operation of law that is valid under the law pursuant to which that succession occurs will be binding upon the Buyer.

Page 74/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

22 -	MISCELLANEOUS PROVISIONS

22.1	Data Retrieval

On the Seller’s reasonable request, the Buyer will provide the Seller with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to monitoring the efficient and cost effective operations of the Airbus fleet worldwide

22.2	Notices

All notices and requests required or authorized hereunder will be given in writing either by personal delivery to a authorized officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested) or facsimile at the addresses and numbers set forth below. The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, certified air mail or facsimile, the date on which sent, will be deemed to be the effective date of such notice or request.

The Seller will be addressed at:

Airbus S.A.S.

Attention: Senior Vice President Contracts

1, Rond Point Maurice Bellonte

31707 Blagnac Cedex,

France

Telephone:        +33-05-61-30-40-12

Facsimile:          +33-05-61-30-40-11

The Buyer will be addressed at:

Virgin America Inc.

555 Airport Boulevard

Burlingame, California 94010

United States of America

Attention: General Counsel

Telephone:        (650) 762-7000

Facsimile:         (650) 762-7001

From time to time, the party receiving the notice or request may designate another address or another person.

22.3	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof will in no way be construed to be a present or future waiver of such

Page 75/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement will not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4	International Supply Contract

The Buyer and the Seller recognize that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all provisions hereof specifically including all waivers, releases and remunerations by the Buyer set out herein.

22.5	Certain Representations of the Parties

22.5.1	Buyer’s Representations

The Buyer represents and warrants to the Seller:

(i)	the Buyer is a corporation organized and existing in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement;

(ii)	neither the execution and delivery by the Buyer of this Agreement, nor the consummation of any of the transactions by the Buyer contemplated thereby, nor the performance by the Buyer of the obligations thereunder, constitutes a breach of any agreement to which the Buyer is a party or by which its assets are bound;

(iii)	this Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms.

22.5.2	Seller’s Representations

The Seller represents and warrants to the Buyer:

(i)	the Seller is organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under the Agreement;

(ii)	neither the execution and delivery by the Seller of this Agreement, nor the consummation of any of the transactions by the Seller contemplated thereby, nor the performance by the Seller of the obligations thereunder, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound;

(iii)	this Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

Page 76/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

22.6	Interpretation and Law

22.6.1	THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Each of the Seller and the Buyer (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the state of New York, New York County, of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

22.6.2	Service of process in any suit, action or proceeding in respect of any matter as to which the Seller or the Buyer has submitted to jurisdiction under Clause 22.6 may be made (i) on the Seller by delivery of the same personally or by dispatching the same via Federal Express, UPS, or similar international air courier service prepaid to, CT Corporation, New York City offices as agent for the Seller, it being agreed that service upon CT Corporation will constitute valid service upon the Seller or by any other method authorized by the laws of the State of New York, and (ii) on the Buyer by delivery of the same personally or by dispatching the same by Federal Express, UPS, or similar international air courier service prepaid, return receipt requested to its address in Clause 22.2, or by any other method authorized by the laws of the State of New York; provided in each case that failure to deliver or mail such copy will not affect the validity or effectiveness of the service of process.

22.7	Headings

All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

22.8	Waiver of Jury Trial

EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

Page 77/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

22.9	Waiver of Consequential Damages

In no circumstances shall either party claim or receive incidental or consequential damages under this Agreement.

22.10	No Representations Outside of this Agreement

The parties declare that, prior to the execution of this Agreement, they, with the advice of their respective counsel, apprised themselves of sufficient relevant data in order that they might intelligently exercise their own judgments in deciding whether to execute this Agreement and in deciding on the contents of this Agreement. Each party further declares that its decision to execute this Agreement is not predicated on or influenced by any declarations or representations by any other person, party, or any predecessors in interest, successors, assigns, officers, directors, employees, agents or attorneys of any said person or party, except as set forth in this Agreement. This Agreement resulted from negotiation involving counsel for all of the parties hereto and no term herein will be construed or interpreted against any party under the contra proferentum or any related doctrine.

22.11	Confidentiality

Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose will include their employees, Buyer’s board members, financial advisors and legal counsel) will maintain the terms and conditions of this Agreement and any reports or other data furnished hereunder strictly confidential, including but not limited to, the Aircraft pricing (the “Confidential Information”). Without limiting the generality of the foregoing, the Buyer will use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in (i) any filing required to be made by the Buyer with any governmental agency and will make such applications as will be necessary to implement the foregoing, and (ii) any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto. With respect to any public disclosure or filing, the Buyer agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and will give the Seller a reasonable period of time in which to review said document. The Buyer and the Seller will consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof.

The provisions of this Clause 22.11 will survive any termination of this Agreement.

22.12	Severability

If any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement will remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law that renders any provision of this Agreement prohibited or unenforceable in any respect.

22.13	Entire Agreement

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written. This Agreement will not be amended or modified except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

Page 78/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

22.14	Inconsistencies

In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit, in each such case the terms of this Agreement will prevail over the terms of the Specification or any other Exhibit. For the purpose of this Clause 22.14, the term Agreement will not include the Specification or any other Exhibit hereto.

22.15	Language

All correspondence, documents and any other written matters in connection with this Agreement will be in English.

22.16	Counterparts

This Agreement has been executed in two (2) original copies.

Notwithstanding the foregoing, this Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

Page 79/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, this A320 Aircraft Purchase Agreement was entered into as of the day and year first above written.

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Title:	Vice President Contracts

VIRGIN AMERICA INC.

By:	/s/ David Cush

Title:	President and Chief Executive Officer

Page 80/91
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT A-1

A320 SPECIFICATION

The A320 Standard Specification is contained in a separate folder.

EXH A-1 -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix 1 to Exhibit A-1

***** This Appendix 1 to Exhibit A-1 has been redacted in full *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

Appendix 2 to Exhibit A-1

***** This Appendix 2 to Exhibit A-1 has been redacted in full *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

EXHIBIT B-1

FORM OF

SPECIFICATION CHANGE NOTICE

EXH B-1 -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

SPECIFICATION CHANGE NOTICE (SCN)		For
SCN Number
Issue
Dated
Page

Title:

Description:

Remarks / References

Specification changed by this SCN

This SCN requires prior or concurrent acceptance of the following SCN (s):

Price per aircraft

US DOLLARS:
AT DELIVERY CONDITIONS:

This change will be effective on	AIRCRAFT N°	and subsequent.

Provided approval is received by

Buyer approval		Seller approval

By:		By:

Date:		Date:

EXH B-1 -2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page
Specification repercussion: After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

EXH B-1 -3

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page
Scope of change (FOR INFORMATION ONLY)

EXH B-1 -4

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

AIRBUS MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)		EXHIBIT B-2 Airline
MSCN Number
Issue
Dated
Page 1 of 3

Title:

Description:

Effect on weight

Manufacturer’s Weight Empty Change :
Operational Weight Empty Change :
Allowable Payload Change :

Remarks / References

Specification changed by this MSCN

Price per aircraft

US DOLLARS:

AT DELIVERY CONDITIONS:

This change will be effective on	AIRCRAFT N°	and subsequent.

Provided MSCN is not rejected by

Buyer approval		Seller approval

By:		By:

Date:		Date:

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

AIRBUS MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	Airline
MSCN Number
Issue
Dated
Page 2 of 3

Specification repercussion: After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

AIRBUS MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	Airline
MSCN Number
Issue
Dated
Page 3 of 3

Scope of change (FOR INFORMATION ONLY)

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

EXHIBIT C

PART 1	SELLER PRICE REVISION FORMULA

1	BASE PRICE

The Base Price of the Airframe quoted in Clause 3.1.1 of the Agreement is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2	BASE PERIOD

The Base Price of the Airframe has been established in accordance with the average economic conditions prevailing in ***** as defined by ***** index values indicated hereafter.

3	INDEXES

Labor Index: *****

The quarterly value released for a certain *****

Index code for access on the Web site of the US Bureau of Labor Statistics: *****

Material Index: *****

Index code for access on the Web site of the US Bureau of Labor Statistics: *****

4	REVISION FORMULA

*****

5	GENERAL PROVISIONS

5.1	Roundings

The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient (*****) and (*****) shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

EXH C PT1 -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5.2	Substitution of Indexes for Seller Price Revision Formula

If:

(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Seller Price Revision Formula, or

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(iii)	the data samples used to calculate such Labor Index or such Material Index are substantially changed;

the Seller shall select a substitute index for inclusion in the Seller Price Revision Formula (the “Substitute Index”).

The Substitute Index shall reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

As a result of the selection of the Substitute Index, the Seller shall make an appropriate adjustment to the Seller Price Revision Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

5.3	Final Index Values

The Index values as defined in Clause 4 above shall be considered final and no further adjustment to the base prices as revised at Delivery of the Aircraft shall be made after Aircraft Delivery for any subsequent changes in the published Index values.

*****

EXH C PT1 -2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

PART 2	PROPULSION SYSTEM PRICE REVISION FORMULA

CFM INTERNATIONAL

1	REFERENCE PRICE OF THE PROPULSION SYSTEM

The “Reference Price” (as such term is used in this Exhibit C Part 2) for a set of two (2) CFM International CFM56-5B4/3 model engines is *****

The Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Clauses 4 and 5 of this Exhibit C.

2	REFERENCE PERIOD

The Reference Price has been established in accordance with the economical conditions prevailing for ***** as defined by CFM INTERNATIONAL by the Reference *****.

3	INDEXES

Labor Index: *****

The quarterly value released for a certain *****

Index code for access on the Web site of the US Bureau of Labor Statistics: *****.

Material Index: *****

Index code for access on the Web site of the US Bureau of Labor Statistics: *****

4	REVISION FORMULA

*****

5	GENERAL PROVISIONS

5.1	Roundings

(i)	The Material index average (*****) shall be rounded to the nearest second decimal place and the labor index average (*****) shall be rounded to the nearest first decimal place.

(ii)	***** shall be rounded to the nearest second decimal place.

(iii)	The final factor (*****) shall be rounded to the nearest third decimal place.

If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

EXH C PT2 -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

After final computation, ***** shall be rounded to the nearest whole number (0.5 rounds to 1).

5.2	Final Index Values

The revised Reference Price at the date of Aircraft Delivery shall not be subject to any further adjustments in the indexes.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any to these indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by CFM INTERNATIONAL, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result.

5.4	Annulment of Formula

Should the above ***** provisions become null and void by action of the US Government, the Reference Price shall be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable Reference ***** to the twelfth (12th) month prior to the month of Aircraft Delivery.

*****

EXH C PT2 -2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

PART 3	PROPULSION SYSTEMS PRICE REVISION FORMULA

INTERNATIONAL AERO ENGINES

1	REFERENCE PRICE OF THE ENGINES

The “Reference Price” (as such term is used in this Exhibit C Part 3) of a set of two (2) International Aero Engines V2527-A5 model engines is *****.

The Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2	REFERENCE PERIOD

The Reference Price has been established in accordance with the average economic conditions prevailing in *****, as defined according to INTERNATIONAL AERO ENGINES by the ***** index values indicated in Clause 4 of this Exhibit C.

3	INDEXES

Labor Index *****.

The quarterly value released for a certain *****.

Index code for access on the Web site of the US Bureau of Labor Statistics: *****.

Material Index: *****.

Index code for access on the Web site of the US Bureau of Labor Statistics: *****

EXH C PT2 -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4	REVISION FORMULA

*****.

EXH C PT2 -2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5	GENERAL PROVISIONS

5.1	Roundings

(i)	***** and ***** shall be calculated to the nearest tenth (1 decimal)

(ii)	Each quotient (*****) and (*****) shall be calculated to the nearest ten-thousandth (4 decimals).

(iii)	The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

If the next succeeding place is five (5) or more the preceding decimal place shall be raised to the nearest higher figure.

After final computation, ***** shall be rounded to the nearest whole number (0.5 rounds to 1).

5.2	Final Index Values

The revised Reference Price at the date of Aircraft Delivery shall be the final price and shall not be subject to any further adjustments in the indexes.

If no final index values are available for any of the applicable month, the then published preliminary figures shall be the basis on which the Revised Reference Price shall be computed.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by INTERNATIONAL AERO ENGINES, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result.

5.4	Annulment of Formula

Should the above ***** provisions become null and void by action of the US Government, the price shall be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable Reference Price Indexes to the Fifth (5th), Sixth (6th) and Seventh (7th) months averaged prior to the Aircraft Delivery.

5.5	Limitation

Should the revised Reference Price be lower than the Reference Price, the final price shall be computed with the Reference Price.

EXH C PT2 -3

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

PART 4	PROPULSION SYSTEM PRICE REVISION FORMULA

CFM INTERNATIONAL *****

1	REFERENCE PRICE OF THE PROPULSION SYSTEM

The “Reference Price” (as such term is used in this Exhibit C Part 4) of a set of two (2) CFM International LEAP-X engines is *****

The Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of this Exhibit C Part 4.

2	REFERENCE PERIOD

The Reference Price has been established in accordance with the economic conditions prevailing ***** as defined by CFM International by the Reference *****

3	INDEXES

Labor Index: *****

The quarterly value released for a certain *****

Index code for access on the Web site of the US Bureau of Labor Statistics: *****

Material Index: *****

Index code for access on the Web site of the US Bureau of Labor Statistics: *****

EXH C PT4 -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4	REVISION FORMULA

*****

EXH C PT4 -2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5	GENERAL PROVISIONS

5.1	Roundings

(i)	The Material Index average ***** will be rounded to the nearest second decimal place and the Labor Index average ***** will be rounded to the nearest first decimal place.

(ii)	***** will be rounded to the nearest second decimal place.

(iii)	The final factor ***** will be rounded to the nearest fourth decimal place. If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure.

(iv)	After final computation, ***** will be rounded to the nearest whole number (0.5 rounds to 1).

5.2	Final Index Values

The revised LEAP-X Reference Price at the date of Aircraft delivery will not be subject to any further adjustment in the indexes.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, the Seller will reflect the substitute for the revised or discontinued index selected by CFM International, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula will be made to accomplish this result.

5.4	Annulment of the Formula

Should the above ***** provisions become null and void by action of the US Government, the LEAP-X Reference Price will be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable Reference ***** to the twelfth (12th) month prior to the scheduled month of Aircraft delivery.

*****

EXH C PT4 -3

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

PART 5	PROPULSION SYSTEM PRICE REVISION FORMULA

PRATT AND WHITNEY

1	REFERENCE PRICE OF THE PROPULSION SYSTEM

The “Reference Price” (as such term is used in this Exhibit C Part 5) of a set of two (2) Pratt and Whitney PW1100G engines is *****

The Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of this Exhibit C Part 5.

2	REFERENCE PERIOD

The Reference Price has been established in accordance with the average economic conditions prevailing in ***** as defined by ***** index values indicated hereafter.

3	INDEXES

Labor Index: *****

The quarterly value released for a certain *****

Index code for access on the Web site of the US Bureau of Labor Statistics: *****

Material Index: *****

Index code for access on the Web site of the US Bureau of Labor Statistics: *****

Metal Index: *****

Index code for access on the Web site of the US Bureau of Labor Statistics: *****

4	REVISION FORMULA

*****

EXH C PT2 -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5	GENERAL PROVISIONS

5.1	Roundings

(i)	The Labor Index average, the Material Index average, and the Metal Index average will be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure.

(ii)	Each quotient ***** and ***** will be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure.

(iii)	The final factor will be rounded to the nearest ten-thousandth (4 decimals).

(iv)	The final price will be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2	Substitution of Indexes for Price Revision Formula

If:

(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index, the Material Index, or the Metal Index as used in the Price Revision Formula, or

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index, such Material Index, or such Metal Index, or

(iii)	the data samples used to calculate such Labor Index, such Material Index, or such Metal Index are substantially changed,

the Seller will select and the parties will mutually agree on a substitute index for inclusion in this Price Revision Formula (the “Substitute Index”).

The Substitute Index will reflect as closely as possible the actual variance of the labor costs, of the material costs, or of the metal costs used in the calculation of the original Labor Index, Material Index, or Metal Index, as the case may be.

As a result of the selection of the Substitute Index, the Parties will mutually agree on an appropriate adjustment to this Price Revision Formula to combine the successive utilization of the original Labor Index, Material Index, or Metal Index (as the case may be) and of the Substitute Index.

EXH C PT2 -2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5.3	FINAL INDEX VALUES

The index values as defined in Paragraph 4 above will be considered final and no further adjustment to the escalated PW1100G Reference Prices as revised at Aircraft Delivery (or payment of such escalated amounts, as the case may be) will be respectively made after Aircraft Delivery (or payment of such escalated amounts, as the case may be) for any subsequent changes in the published index values.

*****

EXH C PT2 -3

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT D

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of Clause 8.3 of the Purchase Agreement dated [day] [month] 2010 and made between Virgin America Inc. (the “Customer”) and Airbus S.A.S. as amended and supplemented from time to time (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A3[—]-[—] aircraft, bearing manufacturer’s serial number [—], and registration mark [—] (the “Aircraft”) have taken place in [Blagnac/Hamburg].

In view of said tests having been carried out with satisfactory results, the Customer, (the “Owner”) hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer has caused this instrument to be executed by its duly authorized representative this      day of [month], [year] in [Blagnac/Hamburg].

VIRGIN AMERICA INC.

Name:

Title:

Signature:

EXH D -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

EXHIBIT E

BILL OF SALE

Know all men by these presents that Airbus S.A.S., a Société par Actions Simplifiée existing under French law and having its principal office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE (the “Seller”), was this [day] [month] [year] the owner of the title to the following airframe (the “Airframe”), the propulsion system as specified (the “Propulsion System”) and [all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature], [excluding buyer furnished equipment (“BFE”),] incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:	PROPULSION SYSTEMS:

AIRBUS Model A3[—]-[—]	[propulsion system manufacturer] Model [—]

MANUFACTURER’S SERIAL NUMBER: [—]	ENGINE SERIAL NUMBERS: LH: [—] RH: [—]

REGISTRATION MARK: [—]

[and [had] such title to the BFE as was acquired by it from [insert name of vendor of the BFE] pursuant to a bill of sale dated      [month] [year] (the “BFE Bill of Sale”)].

The Airframe, [Propulsion System] and Parts are hereafter together referred to as the “Aircraft”.

The Seller did this      day of [month] [year], sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft [and the BFE] to the following entity and to its successors and assigns forever, said Aircraft [and the BFE] to be the property thereof:

VIRGIN AMERICA INC.

555 Airport Boulevard

Burlingame, California 94010

United States of America

(the “Buyer”)

The Seller hereby warrants to the Buyer, its successors and assigns that it had [(i)] good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever [and (ii) such title to the BFE as Seller has acquired from [insert name of vendor of the BFE] pursuant to the BFE Bill of Sale].

This Bill of Sale shall be governed by and construed in accordance with the laws of [same governing law as the Purchase Agreement].

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this      day of [month], [year] in [Blagnac/Hamburg].

AIRBUS S.A.S.

Name:

Title:

Signature:

EXH E - 1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

EXHIBIT F

SERVICE LIFE POLICY

LIST OF ITEMS

EXH F - 1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

SELLER SERVICE LIFE POLICY

1	The Items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

2	WINGS - CENTER AND OUTER WING BOX (LEFT AND RIGHT)

*****

*****
*****
*****

*****
*****
*****
*****
*****

*****

*****
*****
*****
*****
*****
*****
*****
*****
*****

EXH F - 2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

*****

*****
*****
*****
*****
*****

3	FUSELAGE

*****
*****
*****
*****
*****
*****
*****
*****
*****

*****
*****
*****
*****

EXH F - 3

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4	STABILIZERS

*****
*****
*****
*****
*****
*****
*****
*****

*****
*****
*****
*****
*****
*****
*****
*****

5	EXCLUSIONS

Bearing and roller assemblies, bearing surfaces, bushings, fittings other than those listed above, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.

EXH F - 4

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT G

TECHNICAL DATA INDEX

EXH G -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TECHNICAL DATA INDEX

Where applicable data will be established in general compliance with ATA 100 Information Standards for Aviation Maintenance, and the applicable provisions for digital standard of ATA Specification 2200 (iSpec2200).

The following index identifies the Technical Data provided in support of the Aircraft.

The explanation of the table is as follows:

NOMENCLATURE	Self-explanatory.

ABBREVIATED DESIGNATION (Abbr)	Self-explanatory.

AVAILABILITY	(Avail)

Technical Data can be made available :

•	ON-LINE (ON) through the relevant service on AirbusWorld, and / or

•	OFF-LINE (OFF) through the most suitable means applicable to the size of the concerned document (e.g CD or DVD).

FORMAT (Form)

Following Technical Data formats may be used:

•	SGML - Standard Generalized Mark-up Language, which allows further data processing by the Buyer.

•	XML – Extensible Mark-up Language, evolution of the SGML text format to cope with WEB technology requirements.

•	XML is used for data processing. Processed data shall be consulted through the e-doc Viewer FOCT – Flight Operations Consultation Tool.

•	XML data may be customized using Airbus customization tools (Flight Operations Documentation Manager , ADOC) or the Buyer’s own XML based editing tools.

•	CGM – Computer Graphics Metafile, format of the interactive graphics associated with the XML and /or SGML text file delivery.

•	PDF (PDF) - Portable Document Format allowing data consultation.

•	Advanced Consultation Tool - refers to Technical Data consultation application that offers advanced consultation & navigation functionality compared to PDF. Both browser software & Technical Data are packaged together.

EXH G -2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

•	P1 / P2 - refers to manuals printed on one side or both sides of the sheet.

•	CD-P - refers to CD-Rom including Portable Document Format (PDF) Data.

•	CD-XML – Refers to CD-Rom including XML data

TYPE	C	CUSTOMIZED. Refers to manuals that are applicable to an individual Airbus customer/operator fleet or aircraft.

	G	GENERIC. Refers to manuals that are applicable for all Airbus aircraft types/models/series.

	E	ENVELOPE. Refers to manuals that are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

QUANTITY (Qty)	Self-explanatory for physical media.

DELIVERY (Deliv)	Delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first Aircraft delivery, or nil (0) referring to the Delivery Date of corresponding Aircraft.

The number of days indicated shall be rounded up to the next regular revision release date.

EXH G -3

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

NOMENCLATURE	Abbr	Avail	Form	Type	*****	*****	*****

Flight Crew Operating Manual	FCOM	ON	XML	C	*****	*****	*****
		OFF	CD-XML	C	*****	*****

Flight Crew Training Manual	FCTM	ON	XML	C	*****	*****	*****
		OFF	CD-XML	C	*****	*****

Cabin Crew Operating Manual	CCOM	ON	XML	C	*****	*****	*****
		OFF	CD-XML	C	*****	*****

Flight Manual	FM	ON	XML	C	*****	*****	*****
		OFF	CD-XML	C	*****	*****
		OFF	PDF	C	*****	*****	*****

SA = Single Aisle: A318/A319/A320/A321 / LR = Long Range: A330/A340

EXH G -4

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

NOMENCLATURE	Abbr	Avail	Form	Type	*****	*****	*****
Master Minimum Equipment List	MMEL	ON	XML	C	*****	*****	*****
		OFF	CD-XML	C	*****	*****

Quick Reference Handbook	QRH	ON	XML	C	*****	*****	*****
		OFF	CD-XML	C	*****	*****
Trim Sheet	TS	OFF	Electronic format	C	*****	*****	*****

Weight and Balance Manual	WBM	ON	XML	C	*****	*****	*****
		OFF	CD-XML	C	*****	*****
Performance Engineer’s Programs	PEP	ON	Performance Computation Tool	C	*****	*****	*****
		OFF	Performance Computation Tool on CD	C	*****	*****

Performance Programs Manual	PPM	OFF	CD-P	C	*****	*****	*****

EXH G -5

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

NOMENCLATURE	Abbr	Avail	Form	Type	*****		*****		*****

AirN@v / Maintenance , including :

Aircraft Maintenance Manual - AMM

Illustrated Parts Catalog (Airframe)- IPC

Illustrated Parts Catalog ( Powerplant )- PIPC*

Trouble Shooting Manual - TSM

Aircraft Schematics Manual - ASM

Aircraft Wiring Lists - AWL

Aircraft Wiring Manual- AWM

Electrical Standard Practices Manual- ESPM

	AirN@v / Maintenance	ON	Advanced Consultation Tool	C	*	****	*	****	*****

		OFF	Advanced Consultation Tool on DVD	C	*	****	*	****	*****
AirN@v / Associated Data Consumable Material List – CML Standards Manual - SM Electrical Standard Practices Manual - ESPM Tool and Equipment Manual – TEM (*)	AirN@v / Associated Data	ON	Advanced Consultation Tool	G	*	****	*	****	*****

		OFF	Advanced Consultation Tool on DVD	G	*	****	*	****

Technical Follow-up	TFU	ON	PDF	E	*	****	*	****	*****
		ON	PDF	C	*	****	*	****	*****

		OFF	CD-P	C	*	****	*	****
Aircraft Maintenance Manual	AMM	ON	SGML	C	*	****	*	****	*****
		OFF	SGML	C	*	****	*	****	*****

EXH G -6

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

NOMENCLATURE	Abbr	Avail	Form	Type	*****	*****	*****
Aircraft Schematics Manual	ASM	ON	PDF	C	*****	*****	*****
		OFF	CD-P	C	*****	*****
		ON	SGML	C	*****	*****	*****
		OFF	SGML	C	*****	*****	*****

Aircraft Wiring List	AWL	ON	PDF	C	*****	*****	*****
		OFF	CD-P	C	*****	*****
		ON	SGML	C	*****	*****	*****
		OFF	SGML	C	*****	*****	*****

Aircraft Wiring Manual	AWM	ON	PDF	C	*****	*****	*****
		OFF	CD-P	C	*****	*****
		ON	SGML	C	*****	*****	*****
		OFF	SGML	C	*****	*****	*****

Consumable Material List	CML	OFF	SGML	G	*****	*****	*****

Ecam System Logic Data	ESLD	ON	PDF	E	*****	*****	*****
		OFF	CD-P	E	*****	*****

EXH G -7

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

NOMENCLATURE	Abbr	Avail	Form	Type	*****	*****	*****
Electrical Load Analysis	ELA	OFF	PDF/MS Word Excel	C	*****	*****	*****

Electrical Standard Practices Manual	ESPM	OFF	SGML	G	*****	*****	*****

Electrical Standard Practices booklet	ESP	OFF	P2*	G	*****	*****	*****

Flight Data Recording Parameter Library	FDRPL	OFF	Advanced Consultation Tool on CD	E	*****	*****	*****

Illustrated Parts Catalog (Airframe)	IPC	ON	PDF	C	*****	*****	*****
		OFF	CD-P	C	*****	*****
		ON	SGML	C	*****	*****	*****
		OFF	SGML	C	*****		*****

Illustrated Parts Catalog (Powerplant)	PIPC	ON	PDF	C	*****	*****	*****
		OFF	CD-P	C	*****	*****

AirN@v / Planning , including Maintenance Planning Document – MPD	AirN@v/Planning	ON	Advanced Consultation Tool	E	*****	*****	*****
		OFF	Advanced Consultation Tool on DVD	E	*****	*****

EXH G -8

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

NOMENCLATURE	Abbr	Avail	Form	Type	*****	*****	*****

Maintenance Review Board Report – MRBR Airworthiness Limitation Section – ALS	MRBR ALS	ON	PDF	E	*****	*****	*****

Tool & Equipment Bulletins	TEB	ON	PDF	E	*****	*****	*****

Tool and Equipment Drawings	TED	ON	Advanced Consultation Tool	E	*****	*****	*****

AirN@v / Engineering , including: Airworthiness Directives - AD European Airworthiness Directives - EUAD ( incl. French DGAC AD’s) All Operator Telex - AOT Operator Information Telex - OIT	AirN@v/ Engineering	ON	Advanced Consultation Tool	C	*****	*****	*****
Flight Operator Telex - FOT Modification - MOD Modification Proposal - MP Service Bulletin - SB Service Information Letter - SIL Technical Follow-Up - TFU Vendor Service Bulletin - VSB		OFF	Advanced Consultation Tool on DVD	C	*****	*****

Trouble Shooting Manual	TSM	ON	PDF	C	*****	*****	*****
		OFF	CD-P	C	*****	*****
		ON	SGML	C	*****	*****	*****
		OFF	SGML	C	*****	*****	*****

EXH G -9

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

NOMENCLATURE	Abbr	Avail	Form	Type	*****	*****	*****
AirN@v / Repair , including: Structural Repair Manual (*) - SRM Non Destructive Testing Manual - NTM	AirN@v / Repair	ON	Advanced Consultation Tool	E	*****	*****	*****
		OFF	Advanced Consultation Tool on DVD	E	*****	*****

Structural Repair Manual	SRM	ON	SGML	E	*****		*****
		OFF	SGML	E	*****

Non Destructive Testing Manual	NTM	ON	SGML	E	*****	*****	*****
		OFF	SGML	E	*****	*****

EXH G -10

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

NOMENCLATURE	Abbr	Avail	Form	Type	*****	*****	*****
AirN@v / Workshop, including: Component Maintenance Manual Manufacturer - CMMM Duct Fuel Pipe Repair Manual - DFPRM	AirN@v / Workshop	ON	Advanced Consultation Tool	E	*****	*****	*****
		OFF	Advanced Consultation Tool on DVD	E	*****	*****

Component Maintenance Manual Manufacturer	CMMM	ON	SGML	E	*****	*****	*****
		OFF	SGML	E	*****	*****

Component Maintenance Manual Vendor	CMMV	OFF	CD-P	E	*****	*****	*****
		ON	PDF	E	*****	*****	*****

Component Documentation Status	CDS	OFF	CD	C	*****	*****	*****

Component Evolution List	CEL	ON	PDF	G	*****	*****	*****
		OFF	CD-P	G	*****	*****	*****

EXH G -11

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

NOMENCLATURE	Abbr	Avail	Form	Type	*****	*****	*****
Mechanical Drawings, including the Drawing Picture, Parts List / Parts Usage	MD	ON	Advanced Consultation Tool	C	*****	*****	*****

Standards Manual	SM	ON OFF	SGML SGML	G G	***** *****	***** *****	*****

Process and Material Specification	PMS	ON	PDF	G	*****	*****	*****
		OFF	CD-P	G	*****	*****

EXH G -12

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

NOMENCLATURE	Abbr	Avail	Form	Type	*****	*****	*****
Airplane Characteristics for Airport Planning - AC Maintenance Facility Planning - MFP	AC/MFP	ON	PDF	E	*****	*****	*****
		OFF	CD-P	E	*****	*****	*****

ATA 100 Index	ATI	ON	PDF	E	*****	*****	*****

C@DETS /Technical Data Training Courseware and Software	C@DETS	ON	Advanced Consultation Tool on CD	G	*****	*****	*****
		OFF	Advanced Consultation Tool	G	*****	*****	*****

Aircraft Recovery Manual	ARM	ON OFF	PDF CD-P	E E	***** *****	***** *****	*****

Aircraft Rescue & Firefighting Chart	ARFC	ON	PDF	E	*****	*****	*****
		OFF	P1	E	*****	*****	*****

Cargo Loading System Manual	CLS	ON	PDF	E	*****	*****	*****
		OFF	CD-P	E	*****	*****	*****

List of Effective Technical Data	LETD	ON	PDF	C	*****	*****	*****

List of Radioactive and Hazardous Elements	LRE	ON	PDF	G	*****	*****	*****
		OFF	CD-P	G	*****	*****

EXH G -13

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

NOMENCLATURE	Abbr	Avail	Form	Type	*****	*****	*****
Live Animal Transportation Calculation Tool	LATC	ON	Advanced Calculation Tool	E	*****	*****	*****
	LATC	OFF	Advanced Calculation Tool on CD	E	*****	*****

Service Bulletins	SB	ON	Advanced Consultation Tool	C	*****	*****	*****
		OFF	CD-P	C	*****	*****	*****

Supplier Product Support Agreements 2000	SPSA	ON	PDF	G	*****	*****	*****

Transportability Manual	TM	OFF	CD-P	G	*****	*****	*****

Vendor Information Manual + Aircraft On Ground & Repair Guide	VIM + AOG & RG	ON	Advanced Consultation Tool	G	*****	*****	*****

EXH G -14

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT H

MATERIAL

SUPPLY AND SERVICES

EXH H -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1.	GENERAL

1.1	Scope

1.1.1	This Exhibit H sets forth the terms and conditions for the support and services offered by the Seller to the Buyer with respect to Material (as defined below).

1.1.2	References made to Articles will be deemed to refer to articles of this Exhibit H unless otherwise specified.

1.1.3	For purposes of this Exhibit H:

1.1.4	the term “Supplier” will mean any supplier providing any of the Material listed in Article 1.2.1 and the term “Supplier Part” will mean an individual item of Material.

1.1.5	The term “SPEC 2000” means the “E-Business Specification for Materiels Management” document published by the Air Transport Association of America.

1.2	Material Categories

1.2.1	Each of the following constitutes “Material” for purposes of this Exhibit H:

(i)	Seller parts;

(ii)	Supplier Parts classified as Repairable Line Maintenance Parts (as defined in SPEC 2000);

(iii)	Supplier Parts classified as Expendable Line Maintenance Parts (as defined in SPEC 2000);

(iv)	Seller and Supplier ground support equipment and specific-to-type tools where “Seller Parts” means Seller’s proprietary parts bearing a part number of the Seller or for which the Seller has the exclusive sales rights.

1.2.2	Propulsion Systems, engine exchange kits, their accessories and parts for any of the foregoing, are not covered under this Exhibit H.

1.3	Term

During a period commencing on the date hereof and continuing as long as at least ***** aircraft of the model of the Aircraft are operated in commercial air transport service, of which ***** (the “Term”), the Seller will maintain, or cause to be maintained, a reasonable stock of *****

The Seller will use reasonable efforts to obtain a similar service from all Suppliers of Supplier Parts originally installed on an Aircraft at Delivery.

EXH H -2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1.4	Airbus Material Store

1.4.1	AACS Spares Center

The Seller has established and will maintain or cause to be maintained, during the Term, a US store (“US Spares Center”). The US Spares Center will be operated twenty-four (24) hours per day, seven (7) days per week, for the handling of AOG and critical orders for Seller Parts

The Seller will make reasonable efforts to deliver Seller Parts to the Buyer from the US Spares Center.

1.4.2	Material Support Center, Germany

The Seller has established its material headquarters in Hamburg, Germany (the “Airbus Material Center”) and will, during the Term, maintain, or have maintained on its behalf, a central store of Seller Parts. The Airbus Material Center will be operated twenty-four (24) hours per day, seven (7) days per week.

1.4.3	Other Points of Shipment

1.4.3.1	In addition to the AACS Spares Center and the Airbus Material Center, the Seller and its Affiliates operate a global network of regional satellite stores (The “Regional Satellite Stores”). A list of such stores will be provided to the Buyer upon the Buyer’s request.

1.4.3.2	The Seller reserves the right to effect deliveries from distribution centers other than the US Spares Center or the Airbus Material Center, which may include the Regional Satellite Stores or any other production or Supplier’s facilities.

1.5	Customer Order Desk

The Seller operates a “Customer Order Desk”, the main functions of which are:

(i)	Management of order entries for all priorities, including Aircraft On Ground (“AOG”);

(ii)	Management of order changes and cancellations;

(iii)	Administration of Buyer’s routing instructions;

(iv)	Management of Material returns;

(v)	Clarification of delivery discrepancies;

(vi)	Issuance of credit and debt notes.

The Buyer hereby agrees to communicate its orders for Material to the Customer Order Desk either in electronic format (SPEC 2000) or via the Internet.

EXH H -3

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1.7	Commitments of the Buyer

1.7.1	During the Term, the Buyer agrees to purchase from

(a)	the Seller, AACS or the Seller’s licensee(s) the Seller Parts required for the Buyer’s own needs; or

(b)	other operators or purchase Seller Parts from said operators or from distributors, provided said Seller Parts were originally designed by the Seller and manufactured by the Seller or its licensees.

1.7.2	*****

1.7.3.1	*****

1.7.3.2	*****

1.7.3.3	*****

1.7.3.4	*****

2.	INITIAL PROVISIONING

2.1	Period

The initial provisioning period commences with the Pre-Provisioning Meeting, as defined in Article 2.2.1, and expires on the ***** after Delivery of the last Aircraft firmly ordered under the Agreement as of the date hereof (“Initial Provisioning Period”).

2.2	Pre-Provisioning Meeting

2.2.1	The Seller will organize a pre-provisioning meeting at AACS Spares Center or at the Airbus Material Center, or at any other agreed location, for the purpose of setting an acceptable schedule and working procedure for the preparation of the initial issue of the Provisioning Data and the Initial Provisioning Conference referred to in Articles 2.3 and 2.4 below (the “Pre-Provisioning Meeting”).

During the Pre-Provisioning Meeting, the Seller will familiarize the Buyer with the provisioning processes, methods and formulae of calculation and documentation.

2.2.2	The Pre-Provisioning Meeting will take place on an agreed date that is no later than ***** prior to Scheduled Delivery Month of the first Aircraft, allowing a minimum preparation time of ***** for the Initial Provisioning Conference.

EXH H -4

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2.3	Initial Provisioning Conference

The Seller will organize an initial provisioning conference at the AACS Spares Center or at the Airbus Material Center (the “Initial Provisioning Conference”), the purpose of which will be to agree the material scope and working procedures to accomplish the initial provisioning of Material (the “Initial Provisioning”).

The Initial Provisioning Conference will take place at the earliest ***** after Aircraft Manufacturer Serial Number allocation or Contractual Definition Freeze, whichever occurs last and latest ***** before the Scheduled Delivery Month of the first Aircraft.

2.4	Provisioning Data

2.4.1	Provisioning data generally in accordance with SPEC 2000, Chapter 1, for Material described in Articles 1.2.1 (i) through 1.2.1 (iii) (“Provisioning Data”) will be supplied by the Seller to the Buyer in the English language, in a format and timeframe to be agreed during the Pre-Provisioning Meeting.

2.4.1.1	Unless a longer revision cycle has been agreed, the Provisioning Data will be revised every ***** up to the end of the Initial Provisioning Period.

2.4.1.2	The Seller will ensure that Provisioning Data is provided to the Buyer in time to permit the Buyer to perform any necessary evaluation and to place orders in a timely manner.

2.4.1.3	Provisioning Data generated by the Seller will comply with the configuration of the Aircraft as documented ***** before the date of issue.

This provision will not cover:

(i)	Buyer modifications not known to the Seller,

(ii)	other modifications not approved by the Seller’s Aviation Authorities.

2.4.2	Supplier-Supplied Data

Provisioning Data relating to each Supplier Part (both initial issue and revisions) will be produced by Supplier thereof and may be delivered to the Buyer either by the Seller or such Supplier. It is agreed and understood by the Buyer that the Seller will not be responsible for the substance, accuracy or quality of such data. Such Provisioning Data will be provided in either SPEC 2000 format or any other agreed format.

2.4.3	Supplementary Data

The Seller will provide the Buyer with data supplementary to the Provisioning Data, comprising local manufacture tables, ground support equipment, specific-to-type tools and a pool item candidate list.

2.5	Commercial Offer

Upon the Buyer’s request, the Seller will submit a commercial offer for Initial Provisioning Material.

EXH H -5

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2.6	Delivery of Initial Provisioning Material

2.6.1	During the Initial Provisioning Period, Initial Provisioning Material will conform to the latest known configuration standard of the Aircraft for which such Material is intended as reflected in the Provisioning Data transmitted by the Seller.

2.6.2	The delivery of Initial Provisioning Material will take place according to the conditions specified in the commercial offer mentioned in Article 2.5.

2.6.3	All Initial Provisioning Material will be packaged in accordance with ATA 300 Specification.

2.7	Buy-Back Period and Buy-Back of Initial Provisioning Surplus Material

*****

3.	OTHER MATERIAL SUPPORT

3.1	As of the date hereof, the Seller currently offers various types of parts support through the Customer Services Catalog on the terms and conditions set forth therein from time to time, including, but not limited to the lease of certain Seller Parts, the repair of Seller Parts and the sale or lease of ground support equipment and specific-to-type tools.

4	WARRANTIES

4.1	Seller Parts

Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts, sold under this Exhibit H will at delivery to the Buyer:

(i)	be free from defects in material.

(ii)	be free from defects in workmanship, including without limitation processes of manufacture.

(iii)	be free from defects arising from failure to conform to the applicable specification for such part.

4.1.1	Warranty Period

4.1.1.1	The warranty period for Seller Parts is ***** for new Seller Parts and ***** for used Seller Parts from delivery of such parts to the Buyer.

EXH H -6

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4.1.1.2	Whenever any Seller Part that contains a defect for which the Seller is liable under Article 4.1 has been corrected, replaced or repaired pursuant to the terms of this Article 4.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Seller Part, as the case may be, will be the remaining portion of the original warranty period or *****, whichever is longer.

4.1.2	Buyer’s Remedy and Seller’s Obligation

The Buyer’s remedy and Seller’s obligation and liability under this Article 4.1 are limited to the repair, replacement or correction, at the Seller’s *****, of any Seller Part that is defective.

The Seller may alternatively furnish to the Buyer’s account with the Seller a *****

The provisions of Clauses 12.1.5 through 12.1.11 of the Agreement will apply to claims made pursuant to this Article 4.1.

4.2	Supplier Parts

With respect to Supplier Parts to be delivered to the Buyer under this Exhibit H, the Seller agrees to transfer to the Buyer the benefit of any warranties, which the Seller may have obtained from the corresponding Suppliers and the Buyer hereby agrees that it will accept the same.

4.3	Waiver, Release and Renunciation

*****

4.4	Duplicate Remedies

The remedies provided to the Buyer under this Article 4 as to any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Article 4 for any particular defect for which remedies are provided under this Article 4; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Article 4that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer’s rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Article 4, and the Buyer will not have any right to require specific performance by the Seller.

EXH H -7

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5.	COMMERCIAL CONDITIONS

5.1	Delivery Terms

All Material prices are quoted on the basis of Free Carrier (FCA) delivery terms, without regard to the place from which such Material is shipped. The term “Free Carrier (FCA)” is as defined by publication n° 560 of the International Chamber of Commerce, published in January 2000.

5.2	Payment Procedures and Conditions

All payments under this Exhibit H will be made in accordance with the terms and conditions set forth in the then current Customer Services e-Catalog.

5.3	Title

Title to any Material purchased under this Exhibit H will remain with the Seller until full payment of the invoices and interest thereon, if any, has been received by the Seller.

The Buyer hereby undertakes that Material title to which has not passed to the Buyer, will be kept free from any debenture or mortgage or any similar charge or claim in favour of any third party.

5.4	Cessation of Deliveries

The Seller has the right to restrict, stop or otherwise suspend deliveries if the Buyer fails to meet its obligations set forth in this Exhibit H.

6.	EXCUSABLE DELAY

Clauses 10.1 and 10.2 of the Agreement will apply, mutatis mutandis, to all Material support and services provided under this Exhibit H.

7.	TERMINATION OF MATERIAL PROCUREMENT COMMITMENTS

7.1	If the Agreement is terminated with respect to any Aircraft, then the rights and obligations of the parties with respect to undelivered spare parts, services, data or other items to be purchased hereunder and which are applicable to those Aircraft for which the Agreement has been terminated will also be terminated. Unused Material in excess of the Buyer’s requirements due to such termination may be repurchased by the Seller, at the Seller’s option, as provided in Article 2.7.

8.	INCONSISTENCY

In the event of any inconsistency between this Exhibit H and the Customer Services Catalog or any order placed by the Buyer, this Exhibit H will prevail to the extent of such inconsistency.

EXH H -8

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Amendment No. 1

to the A320 Aircraft Purchase Agreement

Dated as of December 29, 2010

Between

AIRBUS S.A.S.

And

VIRGIN AMERICA INC.

This Amendment No. 1 (hereinafter referred to as the “Amendment”) is entered into as of March 23, 2011 between Airbus S.A.S., a société par actions simplifiée, created and existing under French law, having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) and VIRGIN AMERICA INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 555 Airport Boulevard, Burlingame, California 94010, United States of America (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into an A320 Aircraft Purchase Agreement dated as of December 29, 2010, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A320 aircraft, which, together with all exhibits, appendices, and letter agreements attached thereto, is hereinafter called the “Agreement.”

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1	CLAUSE 9 – DELIVERY

1.1	Aircraft Identification Numbers

The Seller has allocated a unique identification number (the “CAC ID No.”) that corresponds to each Aircraft, and such CAC ID No. is set forth in the quoted text in Paragraph 1.2 below.

1.2	Rescheduling

The Buyer and the Seller have agreed to revise the Aircraft delivery schedule. Accordingly, Clause 9.1 of the Agreement is deleted and replaced with the following quoted text:

QUOTE

*****  Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

9.1	Delivery Schedule

Subject to Clauses 2, 7, 8, 10 and 18:

(i)	the Seller will have the Group 1 A320 Aircraft listed in the table below Ready for Delivery at the Delivery Location within the following months (each a “Scheduled Delivery Month”) or quarters (each a “Scheduled Delivery Quarter”):

Aircraft Rank	CAC ID No.	Scheduled Delivery		Aircraft Rank	CAC ID No.	Scheduled Delivery
		Month or Quarter	Year			Month or Quarter	Year
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****

(ii)	the Seller will have the Group 2 A320 Aircraft listed in the table below Ready for Delivery at the Delivery Location within the following years:

Aircraft Rank	CAC ID No.	Scheduled Delivery Year	Aircraft Rank	CAC ID No.	Scheduled Delivery Year
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Seller will give the Buyer at least ***** written notice of the anticipated date ***** Such notice will also include the starting date and the planned schedule of the Technical Acceptance Process. Thereafter, the Seller will notify the Buyer of any change to such dates.

UNQUOTE

2	EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

This Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

3	ASSIGNMENT

Except as provided in the Agreement, this Amendment and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 shall be void and of no force or effect.

4	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.11 of the Agreement.

5	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, this Amendment was entered into as of the day and year first above written.

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Title:	Senior Vice President Contracts

VIRGIN AMERICA INC.

By:	/s/ Holly Nelson

Title:	SVP & Chief Financial Officer

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT NO. 1

TO

AMENDMENT NO. 1

As of March 23, 2011

Virgin America Inc.

555 Airport Boulevard

Burlingame, CA 94010

Re: MISCELLANEOUS

Dear Ladies and Gentlemen,

VIRGIN AMERICA INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) entered into Amendment No. 1, dated as of even date herewith (the “Amendment”), to that certain Airbus A320 Aircraft Purchase Agreement dated as of December 29, 2010 (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA 1 -1
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1	EXHIBIT C

Exhibit C, Part 4 (Propulsion System Price Revision Formula CFM International *****) to the Agreement is deleted and replaced with a new Exhibit C, Part 4 as set forth in Appendix 1 to this Letter Agreement.

2	A320-200 *****

*****

3	TRAINING SUPPORT AND SERVICES

Paragraph 4.3.1 of Letter Agreement No. 8 (Support Matters) to the Agreement is deleted and replaced with the following quoted text:

QUOTE

4.3.1    *****

UNQUOTE

4	PROPULSION SYSTEM

The last paragraph of Clause 2.3.1 of the Agreement, as amended by Paragraph 3.1 of Letter Agreement No. 9 (Specification Matters) to the Agreement, is deleted and replaced with the following quoted text:

QUOTE

If the Buyer has not selected the Group 1 A320 Propulsion System as of the date of this Agreement, such choice will be made no later than *****

UNQUOTE

5	SHARKLETS

Paragraph 5.1 of Letter Agreement No. 9 (Specification Matters) to the Agreement is deleted and replaced with the following quoted text:

QUOTE

5.1    *****

UNQUOTE

6	*****

Upon execution of this Letter Agreement, the Seller will ***** in the ***** that will be used by the Buyer and the Seller ***** (each, an “Approved Expense”).

LA 1 -2
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Seller will reimburse the Buyer for Approved Expenses upon *****

Upon request of the Buyer, the Seller will provide a written account of the ***** of receipt of such account.

7	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 7 will be void and of no force or effect.

8	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

9	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

LA 1 -3
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed

VIRGIN AMERICA INC.

By:	/s/ Holly Nelson

Its:	SVP & Chief Financial Officer

LA 1 -4
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

APPENDIX 1

EXHIBIT C

PART 4	PROPULSION SYSTEM PRICE REVISION FORMULA CFM INTERNATIONAL *****

1	REFERENCE PRICE OF THE PROPULSION SYSTEM

The “Reference Price” (as such term is used in this Exhibit C Part 4) of a set of two (2) CFM International LEAP-X engines is *****

The Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of this Exhibit C Part 4.

2	REFERENCE PERIOD

The Reference Price has been established in accordance with the economic conditions prevailing ***** as defined by CFM International by the *****

3	INDEXES

Labor Index: *****

The quarterly value released for a certain *****

Index code for access on the Web site of the US Bureau of Labor Statistics: *****

Material Index: *****

Index code for access on the Web site of the US Bureau of Labor Statistics: *****

LA 1 Apx 1-1
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

APPENDIX 1

EXHIBIT C

4	REVISION FORMULA

*****

LA 1 Apx 1-2
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

APPENDIX 1

EXHIBIT C

5	GENERAL PROVISIONS

5.1	Roundings

(i)	The Material Index average ***** will be rounded to the nearest second decimal place and the Labor Index average ***** will be rounded to the nearest first decimal place.

(ii)	***** will be rounded to the nearest second decimal place.

(iii)	The final factor ***** will be rounded to the nearest third decimal place. If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure.

(iv)	After final computation, ***** will be rounded to the nearest whole number (0.5 rounds to 1).

5.2	Final Index Values

The revised LEAP-X Reference Price at the date of Aircraft delivery will not be subject to any further adjustment in the indexes.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, the Seller will reflect the substitute for the revised or discontinued index selected by CFM International, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula will be made to accomplish this result.

5.4	Annulment of the Formula

Should the above ***** provisions become null and void by action of the US Government, the LEAP-X Reference Price will be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable ***** to the twelfth (12th) month prior to the scheduled month of Aircraft delivery.

5.5	Limitation

*****

LA 1 Apx 1-3
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Amendment No. 2

to the A320 Aircraft Purchase Agreement

Dated as of December 29, 2010

Between

AIRBUS S.A.S.

And

VIRGIN AMERICA INC.

This Amendment No. 2 (hereinafter referred to as the “Amendment”) is entered into as of September 30, 2011 between Airbus S.A.S., a société par actions simplifiée, created and existing under French law, having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) and VIRGIN AMERICA INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 555 Airport Boulevard, Burlingame, California 94010, United States of America (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into an A320 Aircraft Purchase Agreement dated as of December 29, 2010, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A320 aircraft, which, together with all exhibits, appendices, and letter agreements attached thereto and as amended by Amendment No. 1 dated as of March 23, 2011, is hereinafter called the “Agreement.”

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1	DELIVERY

Letter Agreement No. 1 to this Amendment is incorporated herein by reference.

2	EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

This Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

3	ASSIGNMENT

Except as provided in the Agreement, this Amendment and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 shall be void and of no force or effect.

4	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.11 of the Agreement.

5	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

IN WITNESS WHEREOF, this Amendment was entered into as of the day and year first above written.

AIRBUS S.A.S.

By:	/s/ Patrick de Castelbajac
Title:	Vice President Contracts

VIRGIN AMERICA INC.

By:	/s/ Peter D. Hunt
Title:	SVP and Chief Financial Officer

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

LETTER AGREEMENT NO. 1

TO AMENDMENT NO. 2

As of September 30, 2011

Virgin America Inc.

555 Airport Boulevard

Burlingame, CA 94010

Re: *****

Dear Ladies and Gentlemen,

VIRGIN AMERICA INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) entered into Amendment No. 2, dated as of even date herewith (the “Amendment”), to that certain Airbus A320 Aircraft Purchase Agreement dated as of December 29, 2010 (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA 1 -1
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1	PREDELIVERY PAYMENTS

Clause 5.3.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.3.1	Predelivery Payments are ***** and will be paid by the Buyer to the Seller for the Aircraft. *****

UNQUOTE

2	PAYMENT OF BALANCE OF THE FINAL PRICE OF THE AIRCRAFT

Clause 5.4 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.4	With respect to each of the ***** before the Delivery Date or concurrent with the Delivery of each such Aircraft, the Buyer will pay to the Seller the Final Price of such Aircraft less an amount equal to the amount of Predelivery Payments received for such Aircraft by the Seller from the Buyer. With respect to any Aircraft other than ***** before the Delivery Date or concurrent with the Delivery of each such Aircraft, the Buyer will pay to the Seller the Final Price of such Aircraft less an amount equal to the amount of Predelivery Payments received for such Aircraft by the Seller.

The amount payable pursuant to the two immediately preceding sentences is referred to herein as the “Balance of the Final Price” for such Aircraft.

The Seller’s receipt of the full amount of all Predelivery Payments and of the Balance of the Final Price of the Aircraft, and any amounts due under Clause 5.8, are a condition precedent to the Seller’s obligation to deliver such Aircraft to the Buyer.

UNQUOTE

3	*****

*****

4	CAC ID NOS.

For ease of reference only, Annex A sets forth the Aircraft Rank, CAC ID No., and the Scheduled Delivery Month/Quarter and Year for each of the *****

5	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or

LA 1 -2
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect.

6	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

7	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

LA 1 -3
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return the executed copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Patrick de Castelbajac

Its:	Vice President Contracts

Accepted and Agreed

VIRGIN AMERICA INC.

By:	/s/ Peter D. Hunt

Its:	SVP & Chief Financial Officer

LA 1 -4
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

ANNEX A

Aircraft Rank	CAC ID No.	Scheduled Delivery		Aircraft Rank	CAC ID No.	Scheduled Delivery
		Month or Quarter	Year			Month or Quarter	Year
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

LA 1 -5
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Amendment No. 3

to the A320 Aircraft Purchase Agreement

Dated as of December 29, 2010

Between

AIRBUS S.A.S.

And

VIRGIN AMERICA INC.

This Amendment No. 3 (hereinafter referred to as the “Amendment”) is entered into as of December 14, 2012 between Airbus S.A.S., a société par actions simplifiée, created and existing under French law, having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) and VIRGIN AMERICA INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 555 Airport Boulevard, Burlingame, California 94010, United States of America (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into an A320 Aircraft Purchase Agreement dated as of December 29, 2010, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A320 aircraft, which, together with all exhibits, appendices, and letter agreements attached thereto and as amended by Amendment No. 1 dated as of March 23, 2011 and Amendment No. 2 dated as of September 30, 2011, is hereinafter called the “Agreement.”

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1	AMENDMENTS

Letter Agreement No. 1 and Letter Agreement No. 2 to this Amendment are incorporated herein by reference.

2	EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

This Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

3	ASSIGNMENT

Except as provided in the Agreement, this Amendment and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 shall be void and of no force or effect.

4	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.11 of the Agreement.

5	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

IN WITNESS WHEREOF, this Amendment was entered into as of the day and year first above written.

AIRBUS S.A.S.

By:	/s/ Christophe Mourey
Title:	Senior Vice President Contracts

VIRGIN AMERICA INC.

By:	/s/ Peter D. Hunt
Title:	SVP & Chief Financial Officer

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission

LETTER AGREEMENT NO. 1

TO AMENDMENT NO. 3

As of December 14, 2012

Virgin America Inc.

555 Airport Boulevard

Burlingame, CA 94010

Re: OTHER MATTERS

Dear Ladies and Gentlemen,

VIRGIN AMERICA INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) entered into Amendment No. 3, dated as of even date herewith (the “Amendment”), to that certain Airbus A320 Aircraft Purchase Agreement dated as of December 29, 2010 (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA 1 -1
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1	*****

Paragraph 4 of Letter Agreement No. 3 to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

4.	*****

For each Aircraft that is included in the Buyer’s initial firm order of ***** Aircraft scheduled to deliver in accordance with the schedules set forth in Clause 9.1 of the Agreement as of the date hereof, and as may be modified pursuant to Paragraph 4 of Letter Agreement No. 4 to the Agreement, the Seller Price Revision Formula as applied to all prices and ***** that adjust in accordance with the Seller Price Revision Formula *****

UNQUOTE

2	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect.

3	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

4	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

LA 1 -2
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return the executed copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed

VIRGIN AMERICA INC.

By:	/s/ Peter D. Hunt

Its:	SVP & Chief Financial Officer

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT NO. 2

TO AMENDMENT NO. 3

As of December 14, 2012

Virgin America Inc.

555 Airport Boulevard

Burlingame, CA 94010

Re: SUPPORT MATTERS

Dear Ladies and Gentlemen,

VIRGIN AMERICA INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) entered into Amendment No. 3, dated as of even date herewith (the “Amendment”), to that certain Airbus A320 Aircraft Purchase Agreement dated as of December 29, 2010 (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA 2 -1
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1	*****

Paragraph 4.3 of Letter Agreement No. 8, as amended by Letter Agreement No. 1 to Amendment No. 1, to the Agreement is deleted in its entirety and replaced with the words “INTENTIONALLY LEFT BLANK”.

2	FLIGHT CREW TRAINING

2.1	Pursuant to Paragraph 1.1 of Appendix A to Clause 16 of the Agreement, the Seller will provide flight crew training (standard transition course) ***** for ***** of the Buyer’s flight crews ***** (training for each group of ***** of the Buyer’s flight crews, a “Flight Crew Allowance”) for the Buyer’s ***** firmly ordered Aircraft.

***** Flight Crew Allowance, the Buyer may *****

If the Buyer ***** with respect to the Flight Crew Allowance for any Aircraft, the Buyer must notify the Seller in writing of its ***** of such Aircraft. If the Buyer does not provide such notice, such options will lapse. *****

2.2	The Seller shall have no obligation to provide ***** with respect to any Aircraft (i) after the ***** of such Aircraft or (ii) *****

3	*****

*****

4	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

5	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

6	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

LA 2 -2
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return the executed copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed

VIRGIN AMERICA INC.

By:	/s/ Peter D. Hunt

Its:	SVP & Chief Financial Officer

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Amendment No. 4

to the A320 Aircraft Purchase Agreement

Dated as of December 29, 2010

Between

AIRBUS S.A.S.

And

VIRGIN AMERICA INC.

This Amendment No. 4 (hereinafter referred to as the “Amendment”) is entered into as of October 1, 2012 between Airbus S.A.S., a société par actions simplifiée, created and existing under French law, having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) and VIRGIN AMERICA INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 555 Airport Boulevard, Burlingame, California 94010, United States of America (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into an A320 Aircraft Purchase Agreement dated as of December 29, 2010, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A320 aircraft, which, together with all exhibits, appendices, and letter agreements attached thereto and as amended by Amendment No. 1 dated as of March 23, 2011, and Amendment No. 2 dated as of September 30, 2011, is hereinafter called the “Agreement.”

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1	CLAUSE 9 – DELIVERY

The Buyer and the Seller have agreed to revise the Scheduled Delivery Month of ***** Accordingly, Clause 9.1(i) of the Agreement is deleted and replaced with the following quoted text:

QUOTE

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(i)	the Seller will have the Group 1 A320 Aircraft listed in the table below Ready for Delivery at the Delivery Location within the following months (each a “Scheduled Delivery Month”) or quarters (each a “Scheduled Delivery Quarter”):

Aircraft Rank	CAC ID No.	Scheduled Delivery		Aircraft Rank	CAC ID No.	Scheduled Delivery
		Month or Quarter	Year			Month or Quarter	Year
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****

UNQUOTE

2	EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

This Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

3	ASSIGNMENT

Except as provided in the Agreement, this Amendment and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 shall be void and of no force or effect.

4	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.11 of the Agreement.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, this Amendment was entered into as of the day and year first above written.

AIRBUS S.A.S.

By:	/s/ Patrick de Castelbajac

Title:	Vice President Contracts

VIRGIN AMERICA INC.

By:	/s/ Peter D. Hunt

Title:	SVP and Chief Financial Officer

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Amendment No. 5

to the A320 Aircraft Purchase Agreement

Dated as of December 29, 2010

Between

AIRBUS S.A.S.

And

VIRGIN AMERICA INC.

This Amendment No. 5 (hereinafter referred to as the “Amendment”) is entered into as of December 14, 2012 between Airbus S.A.S., a société par actions simplifiée, created and existing under French law, having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) and VIRGIN AMERICA INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 555 Airport Boulevard, Burlingame, California 94010, United States of America (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into an A320 Aircraft Purchase Agreement dated as of December 29, 2010, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A320 aircraft, which, together with all exhibits, appendices, and letter agreements attached thereto and as amended by Amendment No. 1 dated as of March 23, 2011, Amendment No. 2 dated as of September 30, 2011, Amendment No. 3 dated as of September 12, 2012 and Amendment No. 4 dated as of October 1, 2012 is hereinafter called the “Agreement.”

WHEREAS, *****

WHEREAS, ***** and

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement as set forth herein to reflect such modifications.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1	RATIFICATION OF CANCELLATION AND RESCHEDULING

The Buyer acknowledges and agrees that pursuant to ***** the Buyer’s order for Aircraft and the Aircraft delivery schedules set forth in Clause 9.1 of the Agreement are amended as set forth below:

(i)	The Buyer’s commitment to purchase the ***** Group 1 A320 Aircraft ***** has been cancelled.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(ii)	The delivery schedule for the ***** Group 1 A320 Aircraft ***** has been revised to reflect the dates set forth in the table below.

Aircraft Rank	CAC ID No.	Scheduled Delivery
		Month or Quarter	Year
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

(iii)	The delivery schedule for the ***** Group 2 A320 Aircraft ***** has been revised to reflect the dates set forth in the table below.

Aircraft Rank	CAC ID No.	Scheduled Delivery Year	Aircraft Rank	CAC ID No.	Scheduled Delivery Year
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****

2	EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

This Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3	ASSIGNMENT

Except as provided in the Agreement, this Amendment and the rights and obligations of the Buyer herein will not be assigned or transferred in any manner and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect.

4	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.11 of the Agreement.

5	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, this Amendment was entered into as of the day and year first above written.

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Title:	Senior Vice President Contracts

VIRGIN AMERICA INC.

By:	/s/ Peter D. Hunt

Title:	SVP & Chief Financial Officer

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT NO. 1

TO AMENDMENT NO. 5

As of December 14, 2012

Virgin America Inc.

555 Airport Boulevard

Burlingame, CA 94010

Re: OTHER MATTERS

Dear Ladies and Gentlemen,

VIRGIN AMERICA INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) entered into Amendment No. 5, dated as of even date herewith (“Amendment No. 5”), to that certain Airbus A320 Aircraft Purchase Agreement dated as of December 29, 2010 (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof’ and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA 1 -1
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1.	SPECIFICATION

1.1	New clauses 2.1.1 and 2.1.2 are added to the Agreement as set forth in the quoted text below:

QUOTE

2.1.1	New Engine Option

2.1.1.1	The Seller is currently developing a new engine option (the “New Engine Option” or “NEO”), applicable to the A320 aircraft. The specification of the Group 2 A320 Aircraft will be derived from the current A320 Standard Specification and based on the Group 2 A320 Aircraft Propulsion System selected by the Buyer in accordance with Clause 2.3.2 below, and Sharklets, as well as required airframe structural modifications and Aircraft systems and software adaptations required to operate such New Engine Option Aircraft. *****, the implementation of which is hereby irrevocably accepted by the Buyer.

2.1.1.2	NEO Weights

  The New Engine Option will modify the design weights of the A320 Standard Specification as follows:

A320-200
*****	*****
*****	*****

The estimated basic Manufacturer’s Weight Empty (MWE) of the A320 Standard Specification §13-10.01.00 will be modified as follows:

Propulsion System	A320-200
*****	*****

It is agreed and understood that the above design weights may be updated upon final NEO specification freeze.

2.1.2	*****

UNQUOTE

1.2	Appendix 2 to Exhibit A-1 to the Agreement is amended to update ***** Further, it is agreed and understood that *****

LA 1 -2

*****  Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1.3	With respect to the A320 Standard Specification and the A321 Standard Specification, prior to the respective CDF Dates, the Buyer will execute SCNs to reflect the parties agreement to update such Specifications as follows (the “Specification Upgrade SCNs”):

(i)	the A320 Standard Specification will be changed to reflect document number ***** and

(ii)	the A321 Standard Specification will be changed to reflect document number *****

The prices set forth in paragraphs (i) and (ii) above are quoted at delivery conditions prevailing in ***** and will be adjusted in accordance with the Seller Price Revision Formula, as adjusted in accordance with Paragraph 4 of Letter Agreement No. 3 to the Agreement.

1.4	Appendix 1 and Appendix 2 to Exhibit A-1 to the Agreement contain *****

2.	PREDELIVERY PAYMENTS

2.1	Revised Predeliverv Payment Schedules

Clause 5.3.3(i) of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.3.3	(i)(a) The Buyer will, in respect of each of the Group 1 A320 Aircraft ***** pay to the Seller the amounts set forth in Table 1 below on the dates set forth in such Table opposite such amounts. The Seller acknowledges that as of the date hereof, it has received cash payments equal ***** in respect of the Group 1 A320 Aircraft. Of that amount, the Buyer and the Seller agree that, from the date hereof through and including the Target Date, *****

For purposes of this Clause 5.3, “Target Date” means the date on which the Seller will have received in the aggregate ***** in additional cash Predelivery Payments in respect of Group 1 A320 Aircraft.

LA 1 -3
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Table 1

Payment Date	***** Predelivery Payment Reference Price
	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

(i)(b) From and after the Target Date, the schedule set forth in Table 1 above will no longer be in force and effect, and the Buyer will, in respect of each of the Group 1 A320 Aircraft ***** pay to the Seller the amounts set forth in Table 2 below on the dates set forth in such Table opposite such amounts. *****

(i)(c) The Buyer will, in respect of each of the Group 1 A320 Aircraft ***** pay to the Seller the amounts set forth in Table 2 below on the dates set forth in such Table opposite such amounts:

Table2

Payment Date	***** Predelivery Payment Reference Price
	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

LA 1 -4
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

UNQUOTE

2.2	*****

*****

*****

3.	*****

Paragraph 4 of Letter Agreement No. 3 to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

4.	*****

For each Aircraft that is included in the Buyer’s firm order for Aircraft scheduled to deliver in accordance with the delivery schedules set forth in Paragraph 2.3 of Amendment No. 5 as of the date hereof, on or before ***** the Seller Price Revision Formula, as applied to all prices and ***** that adjust in accordance therewith *****

UNQUOTE

4.	GROUP 2 A320 AIRCRAFT DELIVERY SCHEDULE

Paragraph 4 of Letter Agreement No. 4 to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

4.	[INTENTIONALLY LEFT BLANK]

UNQUOTE

5.	BUYER ***** REQUESTS

Paragraph 5.1 of Letter Agreement No. 4 to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.1	[INTENTIONALLY LEFT BLANK]

UNQUOTE

LA 1 -5
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

6.	*****

Paragraph 5 of Letter Agreement No. 8 to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.	*****

UNQUOTE

7.	BUYER’S *****

*****

8.	*****

*****

LA 1 -6
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

9.	*****

9.1	Clause 5.3.1 of the Agreement, as amended by Paragraph 1 of Letter Agreement No. 1 to Amendment No. 2 to the Agreement, is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.3.1	Predelivery Payments are ***** and will be paid by the Buyer to the Seller for the Aircraft *****

UNQUOTE

9.2	Clause 5.4 of the Agreement, as amended by Paragraph -2 of Letter Agreement No. 1 to Amendment No. 2 to the Agreement, is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.4	With respect to each of the Group 1 A320 Aircraft, before the Delivery Date or concurrent with the Delivery of each such Aircraft, the Buyer will pay to the Seller the Final Price of such Aircraft less an amount equal to the amount of Predelivery Payments received for such Aircraft by the Seller from the Buyer. With respect to any Group 2 A320 Aircraft, before the Delivery Date or concurrent with the Delivery of each such Aircraft, the Buyer will pay to the Seller the Final P-rice of such Aircraft less an amount equal to the amount of Predelivery Payments received for such Aircraft by the Seller.

The amount payable pursuant to the two immediately preceding sentences is referred to herein as the “Balance of the Final Price” for such Aircraft.

The Seller’s receipt of the full amount of all Predelivery Payments and of the Balance of the Final Price of the Aircraft, and any amounts due under Clause 5.8, are a condition precedent to the. Seller’s obligation to deliver such Aircraft to the Buyer.

UNQUOTE

LA 1 -7
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

9.3	*****

Paragraph 3 of Letter Agreement No. 1 to Amendment No. 2 to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

3	*****

With respect to each of the Group 1 A320 Aircraft, the Seller will provide to the Buyer a *****

UNQUOTE

9.4	Paragraph 4 of Letter Agreement No. 1 to Amendment No. 2 to the Agreement is deleted in its entirety and.is replaced with the following quoted text:

QUOTE

4.	CAC ID NOS.

For ease of reference only, Annex A sets forth the Aircraft Rank, CAC ID No., and the Scheduled Delivery Quarter and Year for each of the Group 1 A320 Aircraft.

UNQUOTE

9.5	Annex A to Letter Agreement No. 1 to Amendment No. 2 to the Agreement is deleted in its entirety and replaced with Annex A to this Letter Agreement.

10.	*****

The second paragraph of Paragraph 2.l (ii) of Letter Agreement No. 4 to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

*****

UNQUOTE

11.	NEGOTIATED AGREEMENT

The parties to this Letter Agreement and Amendment No. 5 are sophisticated parties represented by competent counsel. The provisions of this Letter Agreement and Amendment No. 5 have been agreed on after careful consideration by the Buyer, have been the subject of discussion and negotiation and are fully understood by the Buyer. The price of the Aircraft and the other mutual agreements of the Buyer and Seller set forth in this Letter Agreement and Amendment No. 5 were arrived at in consideration of, inter alia, the provisions of this Letter Agreement and Amendment No.5.

LA 1 -8
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

12.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 12 will be void and of no force or effect.

13.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

14.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

LA 1 -9
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return the executed copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed

VIRGIN AMERICA INC.

By:	/s/ Peter D. Hunt

Its:	SVP & Chief Financial Officer

LA 1 -10
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

ANNEX A

Aircraft Rank	CAC ID No.	Scheduled Delivery
		Quarter	Year
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

LA 1 -11
*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT NO. 1

As of December 29, 2010

Virgin America Inc.

555 Airport Boulevard

Burlingame, CA 94010

RE:	*****

Dear Ladies and Gentlemen,

VIRGIN AMERICA INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A320 Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA 1 -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1.	*****

2.	SELLER UNDERTAKING

*****

3.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement but without prejudice to the terms of Clause 21.2 of the Agreement as if set forth herein mutatis mutandis, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect.

4.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

5.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

LA 1 -2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Vice President Contracts

Accepted and Agreed

VIRGIN AMERICA INC.

By:	/s/ David Cush

Its:	President and Chief Executive Officer

LA 1 -3

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT NO. 2

As of December 29, 2010

Virgin America Inc.

555 Airport Boulevard

Burlingame, CA 94010

Re: PAYMENTS

Dear Ladies and Gentlemen,

VIRGIN AMERICA INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A320 Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA 2 -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1	COMMITMENT FEE

Clause 5.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

The Seller acknowledges receipt from the Buyer of payment in the amount of ***** pursuant to ***** which represents ***** (the “Commitment Fee”) per each of the ***** firm Aircraft An amount equal to *****

UNQUOTE

2	PAYMENT TERMS

2.1	Clauses 5.3.1, 5.3.2 and 5.3.3 of the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

5.3.1	Predelivery Payments are ***** and will be paid by the Buyer to the Seller for the Aircraft.

5.3.2	The Predelivery Payment Reference Price for an Aircraft to be delivered ***** is determined in accordance with the following formula:

*****

5.3.3	(i) For each Group 1 A320 Aircraft and A321 Aircraft, Predelivery Payments will be paid to the Seller according to the following schedule:

Payment Date	*****
	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

LA 2 -2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(ii) For each Group 2 A320 Aircraft, Predelivery Payments will be paid to the Seller according to the following schedule:

Payment Date	*****
	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

LA 2 -3

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If either schedule results in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of the Agreement.

*****

UNQUOTE

2.2.	Clause 5.3.5 of the Agreement is renumbered to Clause 5.3.6 and a new Clause 5.3.5 with the following quoted text is inserted:

QUOTE

5.3.5	*****

UNQUOTE

2.3	Clause 5.3.6 of the Agreement is deleted in its entirety and replaced by the following quoted text:

QUOTE

5.3.6	*****

UNQUOTE

2.4.	Clauses 5.6, 5.7 and 5.8 of the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

5.6	Application of Payments

*****

5.7	Setoff Payments

*****

5.8	Overdue Payments

*****

UNQUOTE

2.5	Cross-Collateralization

LA 2 -4

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The first paragraph of Clause 5.12.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.12.1	The Buyer hereby agrees that, notwithstanding any provision to the contrary in this Agreement, in the event that the Buyer should fail to make any material payment owing under this Agreement or under any other material agreement between the Buyer and the Seller and/or any of their respective Affiliates (the “Other Agreement”), the Seller may:

UNQUOTE

3	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect.

4	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

LA 2 -5

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

LA 2 -6

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Vice President Contracts

Accepted and Agreed

VIRGIN AMERICA INC.

By:	/s/ David Cush

Its:	President and Chief Executive Officer

LA 2 -7

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT NO. 3

As of December 29, 2010

Virgin America Inc.

555 Airport Boulevard

Burlingame, CA 94010

Re: PURCHASE INCENTIVES

Dear Ladies and Gentlemen,

VIRGIN AMERICA INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A320 Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA 3 -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1.	A320 AIRCRAFT *****

1.1	*****

1.2	***** are quoted at delivery conditions prevailing in *****

1.3	*****

2.	A321 AIRCRAFT *****

2.1	*****

2.2	***** are quoted at delivery conditions prevailing in *****

2.3	*****

3.	OTHER CONCESSIONS

3.1	Paragraph 5 of Letter Agreement No. 9 to the Agreement sets forth the concessionary terms that are applicable to the Buyer’s purchase from the Seller of Sharklets.

3.2	With respect to the Group 2 A320 Aircraft:

*****

3.3	*****

4.	*****

For each Aircraft that is included in the Buyer’s initial firm order of ***** Aircraft scheduled to deliver in accordance with the schedules set forth in Clause 9.1 of the Agreement as of the date hereof, and as may be modified pursuant to Paragraph 4 of Letter Agreement No. 4 to the Agreement, the Seller Price Revision Formula as applied to all prices and ***** that adjust in accordance with the Seller Price Revision Formula *****

*****

5.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.

6.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

LA 3 -2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

7.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

LA 3 -3

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed

VIRGIN AMERICA INC.

By:	/s/ David Cush

Its:	President and Chief Executive Officer

LA 3 -4

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT NO. 4

As of December 29, 2010

Virgin America Inc.

555 Airport Boulevard

Burlingame, CA 94010

Re: *****

Dear Ladies and Gentlemen,

VIRGIN AMERICA INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A320 Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA 4 -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1.	DEFINITIONS

Clause 0 to the Agreement is amended to either modify or add the following defined terms between the words “QUOTE” and “UNQUOTE”:

QUOTE

A321 Aircraft – any or all of the A321 aircraft that have been converted from Group 1 A320 Aircraft pursuant to this Agreement together with all components, equipment, parts and accessories installed in or on such aircraft and the A321 Propulsion System installed thereon upon delivery.

A321 Airframe – any A321 Aircraft, excluding the A321 Propulsion System therefor.

A321 Propulsion System – as defined in Clause 2.3.

A321 Specification – either (a) the A321 Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A321 Standard Specification as amended by all applicable SCNs.

A321 Standard Specification – the A321 standard specification document number *****, which includes a ***** a copy of which is annexed as Exhibit A-2.

Aircraft – as applicable, (i) any or all of the A320 Aircraft sold or to be sold by the Seller and purchased or to be purchased by the Buyer pursuant to the Agreement and (ii) any or all of the A321 Aircraft sold or to be sold by the Seller and purchased or to be purchased by the Buyer pursuant to the Agreement.

Airframe – as applicable, the A320 Airframe or the A321 Airframe.

Propulsion System – either or both, as the context requires, of the A320 Propulsion System and the A321 Propulsion System.

Propulsion System Manufacturer – as applicable, the manufacturer of the A320 Propulsion System or the A321 Propulsion System.

Specification – as applicable, the A320 Specification or the A321 Specification.

UNQUOTE

2.	*****

2.1	*****

2.2	Aircraft Specification

2.2.1	A new Exhibit A-2, A321 Standard Specification, as set forth in Appendix 1 to this Letter Agreement, is hereby incorporated into the Agreement.

LA 4 -2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2.2.2	A new Appendix 1 to Exhibit A-2 (A321 Aircraft SCNs), as set forth in Appendix 2 to this Letter Agreement, is hereby incorporated into the Agreement.

2.2.3	Clause 2.1 of the Agreement is revised to add the following quoted text:

QUOTE

The A321 Aircraft will be manufactured in accordance with the A321 Standard Specification, as modified or varied prior to the date of this Agreement by the Specification Change Notices listed in Appendix 1 to Exhibit A-2.

UNQUOTE

2.2.4	A321 Propulsion System

Clause 2.3 of the Agreement is revised to add the following quoted text:

QUOTE

2.3.3	Each A321 Airframe will be equipped with either a set of two (2) CFM International CFM56-5B3/3 model engines or International Aero Engines V2533-A5 model engines (such set, upon selection, an “A321 Propulsion System”). If the Buyer has not selected the A320 Propulsion System or the A321 Propulsion System as of the date of this Agreement, such choice will be made *****

UNQUOTE

2.3	Base Price of the A321 Aircraft

A new Clause 3.1.3 is added to the Agreement to read as follows in the quoted text:

QUOTE

3.1.3	Base Price of the A321 Airframe

The Base Price of the A321 Airframe is the sum of the following base prices:

(i)	the base price of the A321 Airframe as defined in the A321 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, is:

*****

(ii)	the sum of the Base Prices of any and all SCNs set forth in Appendix 1 to Exhibit A-2, at delivery conditions prevailing in ***** is:

*****

LA 4 -3

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Base Price of the A321 Airframe has been established in accordance with the average economic conditions prevailing in ***** (the “Base Period”).

2.4	A321 Propulsion Systems Base Price

A new Clause 3.1.4 is added to the Agreement to read as follows in the quoted text:

QUOTE

3.1.4	Base Price of the A321 Propulsion Systems

3.1.4.1	The Base Price of a set of two (2) CFM International CFM56-5B3/3 model engines is:

*****

Said Base Price has been established in accordance with the delivery conditions prevailing in ***** and has been calculated from the reference price indicated by CFM International and set forth in Part 2 of Exhibit C.

3.1.4.2	The Base Price of a set of two (2) International Aero Engines V2533-A5 model engines is:

*****

Said Base Price has been established in accordance with the delivery conditions prevailing in ***** and has been calculated from the reference price indicated by International Aero Engines and set forth in Part 3 of Exhibit C.

UNQUOTE

2.5	Part 2 of Exhibit C and Part 3 of Exhibit C to the Agreement are deleted in their entirety and replaced by the exhibits in Appendix 3 and 4, respectively, to this Letter Agreement.

3.	OTHER A321 COMMERCIAL TERMS

3.1	The Predelivery Payment schedule for A321 Aircraft is as set forth in Clause 5.3.3(i) of the Agreement as modified by Paragraph 2 of Letter Agreement No. 2 to the Agreement.

3.2	The ***** applicable to the A321 Aircraft are set forth in Paragraph 2 of Letter Agreement No. 3 to the Agreement.

3.3	The ***** applicable to the A321 Aircraft is set forth in Paragraph 4 of Letter Agreement No. 3 to the Agreement.

3.4	The ***** applicable to the A321 Aircraft are set forth in Paragraphs 5 and 6 of Letter Agreement No. 8 to the Agreement.

LA 4 -4

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3.5	The incentives applicable to A321 Aircraft equipped with Sharklets are set forth in Paragraph 5 of Letter Agreement No. 9 to the Agreement.

4.	GROUP 2 A320 AIRCRAFT DELIVERY SCHEDULE

4.1	Notwithstanding the delivery schedule set forth in Clause 9.1(ii) of the Agreement, the Seller reserves the right to modify the delivery schedule:

(i)	in respect of all Group 2 A320 Aircraft, at any time between ***** due to engine certification schedule and industrial ramp-up, and

(ii)	in respect of the ***** Group 2 A320 Aircraft set forth in Clause 9.1(ii) of the Agreement, from *****

4.2	Predelivery Payments received for any Group 2 A320 Aircraft whose delivery date is rescheduled pursuant to Paragraph 4.1 above, will be *****

5.	*****

6.	GENERAL PROVISIONS APPLICABLE TO THIS LETTER AGREEMENT

*****

7.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 7 will be void and of no force or effect.

8.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

9.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

LA 4 -5

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Vice President Contracts

Accepted and Agreed

VIRGIN AMERICA INC.

By:	/s/ David Cush

Its:	President and Chief Executive Officer

LA 4 -6

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Appendix 1 to LA No. 4

EXHIBIT A-2

A321 SPECIFICATION

The A321 Standard Specification is contained in a separate folder.

LA 4 -7

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Appendix 2 to LA No. 4

***** This Appendix 2 has been redacted in full *****

LA 4 -8

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Appendix 3 to LA No. 4

EXHIBIT C

PART 2	PROPULSION SYSTEM PRICE REVISION FORMULA

CFM INTERNATIONAL

1	REFERENCE PRICE OF THE PROPULSION SYSTEM

The Reference Price for a set of two (2) CFM International CFM56-5B4/3 model engines is *****

The Reference Price for a set of two (2) CFM International CFM56-5B3/3 model engines is *****

The Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Clauses 4 and 5 of this Exhibit C.

2	REFERENCE PERIOD

The Reference Prices have been established in accordance with the economical conditions prevailing for***** as defined by CFM INTERNATIONAL by the Reference *****

3	INDEXES

Labor Index: “*****

The quarterly value released for a certain *****

Index code for access on the Web site of the US Bureau of Labor Statistics: *****

Material Index: *****

Index code for access on the Web site of the US Bureau of Labor Statistics: *****

LA 4 -9

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4	REVISION FORMULA

*****

5	GENERAL PROVISIONS

5.1	Roundings

(i)	The Material index average ***** shall be rounded to the nearest second decimal place and the labor index average ***** shall be rounded to the nearest first decimal place.

(ii)	***** shall be rounded to the nearest second decimal place.

(iii)	The final factor (*****) shall be rounded to the nearest third decimal place.

If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

After final computation, ***** shall be rounded to the nearest whole number (0.5 rounds to 1).

5.2	Final Index Values

The revised Reference Price at the date of Aircraft Delivery shall not be subject to any further adjustments in the indexes.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any to these indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by CFM INTERNATIONAL, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result.

5.4	Annulment of Formula

Should the above ***** provisions become null and void by action of the US Government, the Reference Price shall be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable Reference ***** to the twelfth (12th) month prior to the month of Aircraft Delivery.

*****

LA 4 -10

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Appendix 4 to LA No. 4

EXHIBIT C

PART 3	PROPULSION SYSTEMS PRICE REVISION FORMULA

INTERNATIONAL AERO ENGINES

1	REFERENCE PRICE OF THE ENGINES

The Reference Price of a set of two (2) International Aero Engines V2527-A5 model engines is *****

The Reference Price of a set of two (2) International Aero Engines V2533-A5 model engines is *****

The Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2	REFERENCE PERIOD

The Reference Prices have been established in accordance with the average economic conditions prevailing in ***** as defined according to INTERNATIONAL AERO ENGINES by the ECIb and ICb index values indicated in Clause 4 of this Exhibit C.

3	INDEXES

Labor Index: *****

The quarterly value released for a certain *****

Index code for access on the Web site of the US Bureau of Labor Statistics: *****

Material Index: *****

Index code for access on the Web site of the US Bureau of Labor Statistics: *****

LA 4 -11

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4	REVISION FORMULA

*****

5	GENERAL PROVISIONS

5.1	Roundings

(i)	***** and ***** shall be calculated to the nearest tenth (1 decimal)

(ii)	Each quotient ***** and ***** shall be calculated to the nearest ten-thousandth (4 decimals).

(iii)	The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

If the next succeeding place is five (5) or more the preceding decimal place shall be raised to the nearest higher figure.

After final computation, ***** shall be rounded to the nearest whole number (0.5 rounds to 1).

5.2	Final Index Values

The revised Reference Price at the date of Aircraft Delivery shall be the final price and shall not be subject to any further adjustments in the indexes.

If no final index values are available for any of the applicable month, the then published preliminary figures shall be the basis on which the Revised Reference Price shall be computed.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by INTERNATIONAL AERO ENGINES, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result.

5.4	Annulment of Formula

Should the above ***** provisions become null and void by action of the US Government, the price shall be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable Reference Price Indexes to the Fifth (5th), Sixth (6th) and Seventh (7th) months averaged prior to the Aircraft Delivery.

5.5	Limitation

Should the revised Reference Price be lower than the Reference Price, the final price shall be computed with the Reference Price.

LA 4 -12

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT NO. 5A

As of December 29, 2010

Virgin America Inc.

555 Airport Boulevard

Burlingame, CA 94010

Re: A320-200 ***** (CFM ENGINES)

Dear Ladies and Gentlemen,

VIRGIN AMERICA INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an A320 Purchase Agreement of even date herewith (the “Agreement”) which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain A320 Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5A (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the A320 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof,” and “hereunder,” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA 5A -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

INDEX

1	A320 AIRCRAFT CONFIGURATION

2	GUARANTEED PERFORMANCE

3	***** GUARANTEES

4	***** GUARANTEE

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	ADJUSTMENT OF GUARANTEES

8	EXCLUSIVE GUARANTEES

9	*****

10	DUPLICATE REMEDIES

11	ASSIGNMENT

12	CONFIDENTIALITY

13	COUNTERPARTS

LA 5A -2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

For purposes of this Letter Agreement No. 5A, the term “Aircraft” will mean “Group 1 A320 Aircraft”.

1	A320 AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2, 3, and 4 herein are applicable to A320 Aircraft as described in the A320 Standard Specification as amended by SCNs for:

*****

hereinafter referred to as the “Specification” and without taking into account any further changes thereto as provided in the Purchase Agreement.

2	GUARANTEED PERFORMANCE

2.1	*****

2.2	*****

2.3	*****

3	***** GUARANTEES

*****

4	***** GUARANTEE

*****

5	GUARANTEE CONDITIONS

*****

6	GUARANTEE COMPLIANCE

*****

7	ADJUSTMENT OF GUARANTEES

*****

8	EXCLUSIVE GUARANTEES

*****

LA 5A -3

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

9	*****

*****

10	DUPLICATE REMEDIES

Except as provided in Paragraph 9, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

11	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 11 will be void and of no force or effect.

12	CONFIDENTIALITY

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 22.11 of the Agreement.

13	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

LA 5A -4

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Vice President Contracts

Agreed and accepted:

VIRGIN AMERICA INC.

By:	/s/ David Cush

Its:	President and Chief Executive Officer

LA 5A -5

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT NO. 5B

As of December 29, 2010

Virgin America Inc.

555 Airport Boulevard

Burlingame, CA 94010

Re: A320-200 ***** (IAE ENGINES)

Dear Ladies and Gentlemen,

VIRGIN AMERICA INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an A320 Purchase Agreement of even date herewith (the “Agreement”) which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain A320 Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5B (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the A320 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof,” and “hereunder,” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA 5B -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

INDEX

1 A320 AIRCRAFT CONFIGURATION

2 GUARANTEED PERFORMANCE

3 ***** GUARANTEES

4 ***** GUARANTEE

5 GUARANTEE CONDITIONS

6 GUARANTEE COMPLIANCE

7 ADJUSTMENT OF GUARANTEES

8 EXCLUSIVE GUARANTEES

9 *****

10 DUPLICATE REMEDIES

11 ASSIGNMENT

12 CONFIDENTIALITY

13 COUNTERPARTS

LA 5B -2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

For purposes of this Letter Agreement No. 5A, the term “Aircraft” will mean “Group 1 A320 Aircraft”.

1	A320 AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2, 3, and 4 herein are applicable to A320 Aircraft as described in the A320 Standard Specification as amended by SCNs for:

*****

hereinafter referred to as the “Specification” and without taking into account any further changes thereto as provided in the Purchase Agreement.

2	GUARANTEED PERFORMANCE

*****

3	***** GUARANTEES

*****

4	***** GUARANTEE

*****

5	GUARANTEE CONDITIONS

*****

6	GUARANTEE COMPLIANCE

*****

7	ADJUSTMENT OF GUARANTEES

*****

8	EXCLUSIVE GUARANTEES

*****

9	*****

*****

LA 5B -3

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

10	DUPLICATE REMEDIES

Except as provided in Paragraph 9, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

11	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 11 will be void and of no force or effect.

12	CONFIDENTIALITY

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 22.11 of the Agreement.

13	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

LA 5B -4

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Vice President Contracts

Agreed and accepted:

VIRGIN AMERICA INC.

By:	/s/ David Cush

Its:	President and Chief Executive Officer

LA 5B -5

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT NO. 5C

As of December 29, 2010

Virgin America Inc.

555 Airport Boulevard

Burlingame, CA 94010

Re: A321-200 ***** (CFM ENGINES)

Dear Ladies and Gentlemen,

VIRGIN AMERICA INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an A320 Purchase Agreement of even date herewith (the “Agreement”) which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain A321 Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5C (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the A321 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof,” and “hereunder,” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA 5C -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

INDEX

1 A321 AIRCRAFT CONFIGURATION

2 GUARANTEED PERFORMANCE

3 ***** GUARANTEES

4 ***** GUARANTEE

5 GUARANTEE CONDITIONS

6 GUARANTEE COMPLIANCE

7 ADJUSTMENT OF GUARANTEES

8 EXCLUSIVE GUARANTEES

9 *****

10 DUPLICATE REMEDIES

11 ASSIGNMENT

12 CONFIDENTIALITY

13 COUNTERPARTS

LA 5C -2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1	A321 AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2, 3, and 4 herein are applicable to A321 Aircraft as described in the A321 Standard Specification as amended by SCNs for:

*****

hereinafter referred to as the “Specification” and without taking into account any further changes thereto as provided in the Purchase Agreement.

2	GUARANTEED PERFORMANCE

*****

3	***** GUARANTEES

*****

4	***** GUARANTEE

5	GUARANTEE CONDITIONS

*****

6	GUARANTEE COMPLIANCE

*****

7	ADJUSTMENT OF GUARANTEES

*****

8	EXCLUSIVE GUARANTEES

*****

9	*****

*****

10	DUPLICATE REMEDIES

Except as provided in Paragraph 9, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

LA 5C -3

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

11	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 11 will be void and of no force or effect.

12	CONFIDENTIALITY

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 22.11 of the Agreement.

13	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

LA 5C -4

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Vice President Contracts

Agreed and accepted:

VIRGIN AMERICA INC.

By:	/s/ David Cush

Its:	President and Chief Executive Officer

LA 5C -5

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT NO. 5D

As of December 29, 2010

Virgin America Inc.

555 Airport Boulevard

Burlingame, CA 94010

Re: A321-200 ***** (IAE ENGINES)

Dear Ladies and Gentlemen,

VIRGIN AMERICA INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an A320 Purchase Agreement of even date herewith (the “Agreement”) which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain A321 Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5D (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the A321 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof,” and “hereunder,” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA 5D -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

INDEX

1 A321 AIRCRAFT CONFIGURATION

2 GUARANTEED PERFORMANCE

3 ***** GUARANTEES

4 ***** GUARANTEE

5 GUARANTEE CONDITIONS

6 GUARANTEE COMPLIANCE

7 ADJUSTMENT OF GUARANTEES

8 EXCLUSIVE GUARANTEES

9 *****

10 DUPLICATE REMEDIES

11 ASSIGNMENT

12 CONFIDENTIALITY

13 COUNTERPARTS

LA 5D -2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1	A321 AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2, 3 and 4 herein are applicable to A321 Aircraft as described in the A321 Standard Specification as amended by SCNs for:

*****

hereinafter referred to as the “Specification” and without taking into account any further changes thereto as provided in the Purchase Agreement.

2	GUARANTEED PERFORMANCE

*****

3	***** GUARANTEES

*****

4	***** GUARANTEE

*****

5	GUARANTEE CONDITIONS

*****

6	GUARANTEE COMPLIANCE

*****

7	ADJUSTMENT OF GUARANTEES

*****

8	EXCLUSIVE GUARANTEES

*****

9	*****

*****

10	DUPLICATE REMEDIES

Except as provided in Paragraph 9, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

LA 5D -3

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

11	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 11 will be void and of no force or effect.

12	CONFIDENTIALITY

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 22.11 of the Agreement.

13	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

LA 5D -4

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Vice President Contracts

Agreed and accepted:

VIRGIN AMERICA INC.

By:	/s/ David Cush

Its:	President and Chief Executive Officer

LA 5D -5

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT NO. 5E

As of December 29, 2010

Virgin America Inc.

555 Airport Boulevard

Burlingame, CA 94010

Subject: A320-200 *****

Dear Ladies and Gentlemen,

VIRGIN AMERICA INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an A320 Purchase Agreement of even date herewith (the “Agreement”) which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain A320 Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5E (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the A320 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof,” and “hereunder,” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA 5E -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

For purposes of this Letter Agreement No. 5E, the term “Aircraft” will mean “Group 2 A320 Aircraft”.

1	AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2 and 3 below (the “Guarantees”) are applicable to the Group 2 A320 Aircraft as described in the A320 Standard Specification as amended by SCNs for:

*****

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2	***** GUARANTEE

*****

3	***** GUARANTEE

*****

4	GUARANTEE CONDITIONS

*****

5	GUARANTEE COMPLIANCE

*****

6	ADJUSTMENT OF GUARANTEES

*****

7	EXCLUSIVE GUARANTEES

*****

8	*****

*****

9	DUPLICATE REMEDIES

Except as provided in Paragraph 8, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

LA 5E -2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

10	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 10 will be void and of no force or effect.

11	CONFIDENTIALITY

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 22.11 of the Agreement.

12	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

LA 5E -3

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Vice President Contracts

Agreed and accepted:

VIRGIN AMERICA INC.

By:	/s/ Holly Nelson

Its:	SVP & Chief Financial Officer

LA 5E -4

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

APPENDIX A

At the time of the Agreement, the Customer’s Changes and Operator’s Items used for the purpose of the ***** Guarantees specified under Paragraph 2 above have been defined as follows.

A/C TYPE: A320 NEO (Group 2 A320 Aircraft)	DESIGN WEIGHTS

*****

*****

*****		*****

*****		*****

TOTAL OF CUSTOMER’S CHANGES & OPERATOR’S ITEMS:		*****

*****		*****

LA 5E -5

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT NO. 5F

As of December 29, 2010

Virgin America Inc.

555 Airport Boulevard

Burlingame, CA 94010

Subject: A320-200 *****

Dear Ladies and Gentlemen,

VIRGIN AMERICA INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A320 Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5F (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the A320 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA 5F -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

For purposes of this Letter Agreement No. 5F, the term “Aircraft” will mean “Group 2 A320 Aircraft”.

1	AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2 and 3 below (the “Guarantees”) are applicable to the Group 2 A320 Aircraft as described in the A320 Standard Specification as amended by SCNs for:

*****

Hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

1	***** GUARANTEE

*****

2.1	*****

3	***** GUARANTEE

*****

4	GUARANTEE CONDITIONS

*****

5	GUARANTEE COMPLIANCE

*****

6	ADJUSTMENT OF GUARANTEES

*****

7	EXCLUSIVE GUARANTEES

*****

8	*****

*****

LA 5F -2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

9	DUPLICATE REMEDIES

Except as provided in Paragraph 8, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

10	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 10 will be void and of no force or effect.

11	CONFIDENTIALITY

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 22.11 of the Agreement.

12	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

LA 5F -3

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Vice President Contracts

Agreed and accepted:

VIRGIN AMERICA INC.

By:	/s/ Holly Nelson

Its:	SVP & Chief Financial Officer

LA 5F -4

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

APPENDIX A

At the time of the Agreement, the Customer’s Changes and Operator’s Items used for the purpose of the ***** Guarantees specified under Paragraph 2 above have been defined as follows.

A/C TYPE: A320 NEO (Group 2 Aircraft)	DESIGN WEIGHTS

*****

*****

*****		*****

*****		*****

TOTAL OF CUSTOMER’S CHANGES & OPERATOR’S ITEMS:		*****

*****		*****

LA 5F -5

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT NO. 6

As of December 29, 2010

Virgin America Inc.

555 Airport Boulevard

Burlingame, CA 94010

Re: *****

Dear Ladies and Gentlemen,

VIRGIN AMERICA INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A320 Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA6 -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1.	PREAMBLE

The Seller, as successor in interest to AVSA, E.U.R.L. and the Buyer, f/k/a Best Air Holdings, Inc., entered into an Airbus A319/A320 Purchase Agreement dated as of June 14, 2004 (the “2004 PA”) relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A319-100 and A320-200 aircraft, specifically including ***** (the “SLB Aircraft”).

On December , 2010 the Buyer and the Seller executed an amendment to the 2004 PA pursuant to which the Buyer’s order for the SLB Aircraft was cancelled. Contemporaneously therewith, the Seller and JSA International U.S. Holdings, LLC (“JSA”) entered into a sale and purchase agreement for the sale by the Seller and the purchase by JSA of the SLB Aircraft. The SLB Aircraft are scheduled for delivery to JSA as follows:

CAC ID No.                      Scheduled Delivery Month

*****

On ***** pursuant to which the Buyer provided a *****

2.	*****

*****

3.	*****

*****

4.	*****

*****

5.	CONDITIONS PRECEDENT

It is a condition precedent to the obligation of the Seller to grant any or all of the ***** to the Buyer that:

(i)	No Termination Event or Buyer Termination Event (as such term is defined in the 2004 PA) or event that, with the giving of notice, the lapse of time or both, would become a Termination Event or Buyer Termination Event (as such term is defined in the 2004 PA) has occurred and is continuing.

(ii)	The Buyer shall (a) at the time of delivery of an SLB Aircraft from the Seller to JSA, immediately take possession of such SLB Aircraft on lease from JSA or (b) purchase an SLB Aircraft from the Seller.

LA6 -2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

6.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.

7.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

8.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

LA6 -3

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Vice President Contracts

Accepted and Agreed

VIRGIN AMERICA INC.

By:	/s/ David Cush

Its:	President and Chief Executive Officer

LA6 -4

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

APPENDIX 1 TO

LETTER AGREEMENT NO. 6 TO THE AGREEMENT

PRICE REVISION FORMULA

1	Base Amount

The amount of the ***** quoted in Paragraph 2 of Letter Agreement No. 6 to the Agreement (the “Base Amount”) is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics (the “BLS”) and in accordance with the provisions hereof.

2	Base Period

The Base Amount has been established in accordance with the average economic conditions prevailing ***** as defined by ***** and ***** index values indicated hereafter.

***** index values indicated herein will not be subject to any revision.

3	Indexes

Labor Index: *****

The quarterly value released for a certain *****

Index code for access on the Web site of the BLS: *****

Material Index: *****

Index code for access on the Web site of the BLS: *****

LA6 -5

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4	Revision Formula

*****

5	General Provisions

5.1	Roundings

The Labor Index average and the Material Index average will be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure.

Each quotient shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure.

The final factor will be rounded to the nearest ten-thousandth (4 decimals).

The final price will be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2	Substitution of Indexes for Seller Price Revision Formula

If,

(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Price Revision Formula, or

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(iii)	the data samples used to calculate such Labor Index or such Material Index are substantially changed,

the Seller will select a substitute index for inclusion in the Price Revision Formula (the “Substitute Index”).

The Substitute Index will reflect as closely as possible the actual variance of the labor costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

As a result of the selection of the Substitute Index, the Seller will make an appropriate adjustment to the Price Revision Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

LA6 -6

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the Seller employs a Substitute Index, it will, if the same are not publicly available, provide the Buyer with details regarding the underlying calculations and other characteristics of such Substitute Index.

5.3	Final Index Values

The index values as defined in Paragraph 4 above will be considered final and no further adjustment to the base amount as revised at delivery of the SLB Aircraft will be made after delivery for any subsequent changes in the published index values.

LA6 -7

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT NO. 7

As of December 29, 2010

Virgin America Inc.

555 Airport Boulevard

Burlingame, CA 94010

Re: MISCELLANEOUS

Dear Ladies and Gentlemen,

VIRGIN AMERICA INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A320 Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 7 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA7- 1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1.	SELLER PRICE REVISION FORMULA

In respect of Clause 4.1 of the Agreement, the Buyer may verify the accuracy of any adjustment contributing to the Final Price resulting from application of the Seller Price Revision Formula.

2.	DELIVERY PROCESS

Clause 9.2.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

9.2.3	If the Buyer fails to (i) deliver the signed Certificate of Acceptance with respect to an Aircraft to the Seller when required pursuant to Clause 8.3, or (ii) pay the Balance of the Final Price of such Aircraft to the Seller, then the Buyer will be deemed to have rejected Delivery wrongfully when such Aircraft was duly tendered to the Buyer hereunder. If such a deemed rejection arises, then in addition to the remedies of Clause 5.8.1, the Seller will retain title to such Aircraft and the Buyer will indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from the Buyer’s rejection, it being understood that the Seller will be under no duty to the Buyer to store or park or otherwise protect such Aircraft. These rights of the Seller will be in addition to the Seller’s other rights and remedies in this Agreement.

UNQUOTE

3.	EXCUSABLE DELAY

3.1	Clauses 10.2, 10.3, 10.4 and 10.5 of the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

10.2	Consequences of Excusable Delay

If an Excusable Delay occurs:

(i)	the Seller will notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	the Seller will not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iii)	the Seller will not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

(iv)	the Seller will use reasonable efforts to remove such cause(s) as are within its control and to minimize any delay; and

(v)	the Seller will upon cessation of the event causing the Excusable Delay notify the Buyer in writing thereof and as soon as practicable after the removal of the cause of such delay resume performance of its obligations under this Agreement and in particular will notify the Buyer of the revised Scheduled Delivery Month(s).

LA7- 2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

10.3	Termination on Excusable Delay

*****

10.4	Total Loss, Destruction or Damage

10.4.1	If, prior to Delivery, any Aircraft is lost or destroyed, the Seller will notify the Buyer to this effect within ***** and if, in the reasonable opinion of the Seller any Aircraft is damaged beyond economic repair (in either case, a “Total Loss”), the Seller will notify the Buyer to this effect within ***** of such occurrence. The Seller will include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month will be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that if the Scheduled Delivery Month is extended to a month that is later than ***** after the last day of the original Scheduled Delivery Month *****

(i)	the Buyer notifies the Seller within ***** of the date of receipt of the Seller’s notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)	the parties execute an amendment to this Agreement recording the change in the Scheduled Delivery Month.

10.4.2	If an Aircraft’s Scheduled Delivery Month is extended pursuant to this Clause 10.4, the ***** calculated in accordance with the Seller Price Revision Formula will be *****

Nothing herein will require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft that includes the Aircraft.

10.5	*****

*****

UNQUOTE

3.2	A new Clause 10.7 is added to the Agreement as set forth in the following quoted text:

QUOTE

10.7	*****

UNQUOTE

LA7 -3

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4.	INEXCUSABLE DELAY

Clauses 11.1, 11.2 and 11.3 of the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

11.	INEXCUSABLE DELAY

11.1	*****

Should an Aircraft not be Ready for Delivery within ***** (the “Delivery Period”) and such delay is not as a result of an Excusable Delay or Total Loss, then such delay will be termed an “Inexcusable Delay.” In the event of an Inexcusable Delay, the Buyer will have the right to claim, and the Seller will pay the Buyer ***** for each day of delay in the *****

In no event will the amount of ***** exceed the total of ***** in respect of any one Aircraft.

The Buyer’s right to ***** in respect of an Aircraft is conditioned on the Buyer submitting a written claim for ***** to the Seller not later than ***** after the last day of the Scheduled Delivery Month.

11.2	Renegotiation

If, as a result of an Inexcusable Delay, the Delivery does not occur within ***** after the last day of the Delivery Period, the Buyer will have the right, exercisable by written notice to the Seller given between ***** after the lapse of such ***** to require from the Seller a renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said renegotiation will not prejudice the Buyer’s right to receive ***** in accordance with Clause 11.1. In the event of an Inexcusable Delay, the ***** calculated in accordance with the Seller Price Revision Formula will not apply to the period of time between the original Scheduled Delivery Month and the actual Delivery Date of the applicable Aircraft.

11.3	*****

*****

UNQUOTE

5.	BUYER FURNISHED EQUIPMENT

5.1	Clause 18.1.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

18.1.1	In accordance with the Specification, the Seller will install those items of equipment that are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”) ***** to the Buyer, provided that (i) the BFE and the supplier of such BFE (the “BFE Supplier”) are referred to in the Airbus BFE Product Catalog valid at the time the BFE Supplier is selected and (ii) the quantity of such BFE does not exceed the quantity specified in the Standard Specification.

LA7 -4

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

UNQUOTE

5.2	The following quoted text is added into the Agreement as Clause 18.6.

QUOTE

18.6	*****

18.6.1	*****

18.6.2	*****

18.6.3	*****

18.6.4	*****

18.6.5	*****

UNQUOTE

6.	TERMINATION

6.1	Clauses 20.1 and 20.2 of the Agreement are deleted in their entirety and replaced by the following quoted text:

QUOTE

20.	TERMINATION

20.1	Termination Events

Each of the following will constitute a “Termination Event”

(i)	The Buyer or any of its Affiliates commences in any jurisdiction any case, proceeding or other action with respect to the Buyer or any of its Affiliates or their properties relating to bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or other relief from, or with respect to, or readjustment of, its debts or obligations.

(ii)	An action is commenced in any jurisdiction seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or any of its respective Affiliates or for all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for *****, or the Buyer or any of its Affiliates makes a general assignment for the benefit of its creditors.

(iii)	An action is commenced in any jurisdiction against the Buyer or any of its respective Affiliates seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for *****

LA7 -5

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(iv)	The Buyer or any of its Affiliates becomes the object, in any jurisdiction, of a case, proceeding or action similar or analogous to any of the events mentioned in Clause 20.1 (i), (ii) or (iii).

(v)	The Buyer or any of its Affiliates is generally not able, or admits in writing its inability to, pay its debts as they become due.

(vi)	The Buyer or any of its Affiliates commences negotiations with significant creditors, existing or potential, either with the intention of restructuring all or a substantial part of all of its outstanding obligations or in preparation for the commencement of filing bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or other relief from, or with respect to, or readjustment of, its debts or obligations.

(vii)	The Buyer or any of its Affiliates fails to make payment of (a) any payment required to be made under this Agreement or any other material agreement between the Buyer or any of its Affiliates on the one hand and the Seller or any of its Affiliates on the other hand when such payment is due and such amount remains *****, (b) any Predelivery Payment required to be made under this Agreement when such payment is due and such amount remains *****, provided however, that if the Buyer has failed to make Predelivery Payments on the date when due *****, then any failure to make a Predelivery Payment *****, a Termination Event will be deemed to occur on the date of such failure or (c) all or part of the Final Price of any Aircraft required to be made under this Agreement when such payment is due.

(viii)	The Buyer repudiates, cancels or terminates (except in accordance with its terms) this Agreement in whole or in part.

(ix)	The Buyer defaults in its obligation to take delivery of an Aircraft as provided in Clause 9.2, and such default is not cured within *****

(x)	The Buyer or any of its Affiliates defaults in the observance or performance of any other covenant, undertaking or obligation contained in this Agreement or any other material agreement between the Buyer or its Affiliates, on the one hand, and the Seller or its Affiliates on the other hand and any *****

(xi)	Any other event that the parties agree in writing constitutes a Termination Event.

20.2	Remedies in Event of Termination

20.2.1	If a Termination Event occurs, the Buyer will be in material breach of this Agreement, and the Seller will have the right to resort to any remedy under applicable law or in equity, and may, without limitation, by written notice to the Buyer, immediately do any or all of the following:

LA7 -6

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(i)	(a) suspend its performance under this Agreement with respect to any or all Aircraft, except for the performance of Clauses 12, 13 and 17 with respect to Aircraft that have been delivered, (b) reschedule the Scheduled Delivery Month of any or all Aircraft remaining to be delivered under this Agreement, (c) reschedule the date for performance under this Agreement with respect to any or all equipment, services, data and other items, and/or (d) cancel or terminate this Agreement (a “Termination”) with respect to any or all Aircraft, and/or equipment, services, data and/or other items related thereto, except for the performance of Clauses 12, 13 and 17 with respect to Aircraft that have been delivered; and

(ii)	claim and receive payment from the Buyer of a sum equal to *****

20.2.2	The parties to this Agreement are sophisticated parties represented by competent counsel. The provisions of this Clause 20 have been agreed on after careful consideration by the Buyer, have been the subject of discussion and negotiation and are fully understood by the Buyer. The price of the Aircraft and the other mutual agreements of the Buyer and Seller set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 20, specifically including the remedial provisions set forth in Clause 20.2.

UNQUOTE

6.2	Clause 20.4(iv) and (v) are deleted in their entirety and replaced with the following quoted text:

QUOTE

*****

UNQUOTE

7.	ASSIGNMENTS AND TRANSFERS

Clause 21 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

21.	ASSIGNMENTS AND TRANSFERS

21.1	Assignments

Except as hereinafter provided, neither party may sell, assign, novate or transfer its rights or obligations under this Agreement to any person without the prior written consent of the other, except that the Seller may sell, assign, novate or transfer its rights or obligations under this Agreement to any Affiliate without the Buyer’s consent.

21.2	Certain Assignments by Buyer

*****

LA7 -7

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

21.3	Assignments on Sale, Merger or Consolidation

The Buyer will be entitled to assign its rights under this Agreement at any time due to a merger, consolidation or a sale of all or substantially all of its assets, provided the Buyer first obtains the written consent of the Seller. The Buyer will provide the Seller with no ***** if the Buyer wishes the Seller to provide such consent. The Seller will provide its consent if

(i)	the surviving or acquiring entity is organized and existing under the laws of the United States;

(ii)	the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyer’s obligations under this Agreement;

(iii)	at the time, and immediately following the consummation, of the merger, consolidation or sale, no Termination Event exists or will have occurred and be continuing;

(iv)	there exists with respect to the surviving or acquiring entity no basis for a Termination Event;

(v)	the surviving or acquiring entity is an air carrier holding an operating certificate issued by the FAA at the time, and immediately following the consummation, of such sale, merger or consolidation; and

(vi)	following the sale, merger or consolidation, the surviving entity is in a financial condition at least equal to that of the Buyer at time of execution of the Agreement.

21.4	Designations by Seller

The Seller may at any time by notice to the Buyer designate facilities or personnel of the Seller or any other Affiliate of the Seller at which or by whom the services to be performed under this Agreement will be performed. Notwithstanding such designation, the Seller will remain ultimately responsible for fulfillment of all obligations undertaken by the Seller in this Agreement.

21.5	Transfer of Rights and Obligations upon Reorganization

In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (the “Successor”) that is an Affiliate of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring will be completed without consent of the Buyer following notification by the Seller to the Buyer in writing. The Buyer recognizes that succession of the Successor to the Agreement by operation of law that is valid under the law pursuant to which that succession occurs will be binding upon the Buyer.

LA7 -8

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

UNQUOTE

8.	CONFIDENTIALITY

Clause 22.11 is deleted in its entirety and replaced with the following quoted text:

QUOTE

22.11	Confidentiality

22.11.1	Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose will include their employees, the Buyer’s board members, financial advisors and legal counsel) will maintain the terms and conditions of this Agreement and any reports or other data furnished hereunder strictly confidential, including but not limited to, the Aircraft pricing (the “Confidential Information”). Without limiting the generality of the foregoing, the Buyer will use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in (i) any filing required to be made by the Buyer with any governmental agency and will make such applications as will be necessary to implement the foregoing, and (ii) any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto. With respect to any public disclosure or filing, the Buyer agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and will give the Seller a reasonable period of time in which to review said document. The Buyer and the Seller will consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof.

22.11.2	Notwithstanding any other provision of this Clause 22.11, the Buyer will be permitted to disclose the Confidential Information without the Seller’s consent

(i)	to its attorneys and accountants,

(ii)	to its other professional advisors so long as the Buyer informs each such other professional advisor of the confidential nature of the Confidential Information and such other professional advisor agrees directly with the Seller (or in a written undertaking of which the Seller is made an express third party beneficiary and a copy of which is promptly delivered to the Seller) to be bound by the terms of this Clause 22.11,

(iii)	where necessary, and only to the extent necessary, for the Buyer to prosecute, or defend itself in, a legal action involving the Seller to which the Buyer may become a party or as required by the order of any court of competent jurisdiction, and

(iv)	to the extent that such Confidential Information:

(a)	becomes generally available to the public other than as a result of a violation of this Agreement;

(b)	was available to the Buyer on a non-confidential basis prior to its disclosure hereunder;

(c)	becomes available on a non-confidential basis from a third party source under circumstances reasonably believed by the Buyer not to violate this or any other confidentiality agreement.

LA7 -9

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

22.11.3	The provisions of this Clause 22.11 will survive any termination of this Agreement.

UNQUOTE

9.	*****

Within ***** after the date hereof, the Seller will provide to the Buyer replacement ***** for the Group 2 A320 Aircraft (the “New LAs 5E and 5F”) that are in form and substance similar to those provided in Letter Agreement No. 5A to the Agreement. The New LAs 5E and 5F will:

(i)	contain the following provision: *****

and

(ii)	upon issuance by the Seller, be deemed to cancel and replace Letter Agreements No. 5E and 5F to the Agreement.

10.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 10 will be void and of no force or effect.

10.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

12.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

LA7 -10

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Vice President Contracts

Accepted and Agreed

VIRGIN AMERICA INC.

By:	/s/ David Cush

Its:	President and Chief Executive Officer

LA7 -11

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT NO. 8

As of December 29, 2010

Virgin America Inc.

555 Airport Boulevard

Burlingame, CA 94010

Re: SUPPORT MATTERS

Dear Ladies and Gentlemen,

VIRGIN AMERICA INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A320 Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA 8 -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1.	CLAUSE 12 - WARRANTY

1.1	Clause 12.1.5(ii) of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

(ii)	the Buyer using reasonable efforts to file a warranty claim within ***** of discovering the defect, but in no event later than ***** of discovering the defect;

UNQUOTE

1.2	Clauses 12.1.6.1 and 12.1.6.2 of the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

12.1.6.1	Claim Determination

Determination as to whether any claimed defect in any Warranted Part is a valid Warranty Claim will be made by the Seller and will be based upon the claim details, reports from the Seller’s Representatives, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents. The Seller will use reasonable efforts to provide to the Buyer (i) within ***** of receipt of a claim, determination as to whether the claim is a valid Warranty Claim, and (ii) a disposition on Warranty Claims within ***** after receipt of such claims.

12.1.6.2	Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller and for the return therefrom of a repaired or replaced Warranted Part will be borne by the Buyer. If such Warranted Part is found to be both defective and eligible for repair, replacement, correction or modification kit under Clause 12.1.3, the Seller will reimburse the Buyer for such transportation costs and will pay the transportation costs of return to the Buyer of such repaired or corrected Warranted Part, replacement Warranted Part or such Warranted Part together with its related modification kit.

UNQUOTE

1.3	The first paragraph of Clause 12.1.6.6 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

12.1.6.6	Replacements made pursuant to this Clause 12.1 will be made within the leadtime defined in the Seller’s Spare Parts Price Catalog. The Seller will, ***** Replaced components, equipment, accessories or parts will become the Seller’s property.

LA 8 -2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

UNQUOTE

1.4	The first paragraph of Clause 12.1.7.7 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

12.1.7.7	Scrapped Material

The Buyer will retain any defective Warranted Part beyond economic repair and any defective part removed from a Warranted Part during repair for a period of ***** after the date of completion of the repair unless otherwise agreed between the parties. Such parts will be returned to the Seller within ***** of receipt of the Seller’s request to that effect, provided that such part has not been scrapped.

UNQUOTE

1.5	Clauses 12.1.9 and 12.1.10 of the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

12.1.9	Warranty for Corrected, Replaced or Repaired Warranted Parts

Whenever any Warranted Part, which contains a defect for which the Seller is liable under Clause 12.1, has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, whichever the case may be, *****

If a defect is attributable to a defective repair or replacement by the Buyer, ***** a Warranty Claim with respect to such defect will be rejected, notwithstanding any subsequent correction or repair, and will immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.10	Accepted Industry Standard Practices Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with accepted industry standard practices, all Technical Data and any other instructions issued by the Seller, the Suppliers and the Propulsion System Manufacturer and all applicable rules, regulations and directives of the relevant Aviation Authorities.

LA 8 -3

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Seller’s liability under this Clause 12.1 will not extend to normal wear and tear nor to:

(i)	any Aircraft or component, equipment, accessory or part thereof, which has been repaired, altered or modified after Delivery, except by the Seller or in a manner approved by the Seller,

(ii)	any Aircraft or component, equipment, accessory or part thereof, which has been operated in a damaged state of which the Buyer was, or should, in the exercise of the care and diligence required of a common air carrier, to have been, aware, or;

(iii)	any component, equipment, accessory and part from which the trademark, name, part or serial number or other identification marks have been removed.

This waiver of the Seller’s liability by the Buyer will not apply in the cases of Clause 12.1.10(i) and Clause 12.1.10(ii) above if the Buyer submits evidence satisfactory to the Seller that the defect did not arise from nor was contributed to by either of said cases.

UNQUOTE

1.6	Clauses 12.2.1, 12.2.2 and 12.2.3 of the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

12.2.1	In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should a Failure occur in any Item (as these terms are defined herein below), then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 will apply.

For the purposes of this Clause 12.2:

(i)	“Item” means any item listed in Exhibit F;

(ii)	“Failure” means any breakage or defect in, an Item that materially impairs the utility or safety of the Item, provided that (a) any such breakage of, or defect in, any Item did not result from any breakage or defect in any other Aircraft part or component or from any other extrinsic force and (b) has occurred or can reasonably be expected to occur on a repetitive or fleetwide basis and which materially impairs the utility of the Item.

12.2.2	Periods and Seller’s Undertakings

(i)	Subject to the general conditions and limitations set forth in Clause 12.2.4, the Seller agrees that if a Failure occurs in an Item within ***** after the Delivery of said Aircraft, the Seller will, at its discretion and as promptly as practicable and with the Seller’s financial participation as hereinafter provided, either :

•	design and furnish to the Buyer a correction for such Item with a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

•	replace such Item.

LA 8 -4

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(ii)	If such Item is found to have experienced a Failure and is eligible for correction under this Clause 12.2, the costs of transportation, labor and tooling incurred in connection with this Service Life Policy will be borne by the Seller on the same terms applicable to Warranted Parts pursuant to Clause 12.1.7.

12.2.3	Seller’s Participation in the Costs

Subject to the general conditions and limitations set forth in Clause 12.2.4, any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item will be furnished to the Buyer at the Seller’s then current sales price therefore, less the Seller’s financial participation determined in accordance with the following formula:

*****

UNQUOTE

2.	CLAUSE 14 - REVISION SERVICE

Clause 14.5 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

14.5	Revision Service

For each firmly ordered Aircraft covered under this Agreement, revision service for the Technical Data will be provided ***** (each a “Revision Service Period”).

Thereafter, revision service will be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

UNQUOTE

3.	CLAUSE 15 – SELLER REPRESENTATIVE SERVICES

3.1	Clause 15.2.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

15.2.3	INTENTIONALLY LEFT BLANK

UNQUOTE

LA 8-5

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3.2	Clause 15.2.7 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

15.2.7	INTENTIONALLY LEFT BLANK

UNQUOTE

4.	CLAUSE 16 – TRAINING SUPPORT AND SERVICES

4.1	Clause 16.5.1.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

16.5.1.1	When the training is done at the Airbus Training Center in Miami, Florida, the Seller will provide ***** All other living and travel expenses for the Buyer’s trainees, when training at the Airbus Training Center in Miami, Florida, and any other location, will be borne by the Buyer.

UNQUOTE

4.2	The Seller agrees that the Buyer may begin utilizing the training allowances set forth in Appendix A to Clause 16 of the Agreement ***** prior to Delivery of each Aircraft.

4.3	*****

*****

5.	*****

*****

6.	*****

*****

7.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 7 will be void and of no force or effect.

8.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

LA 8 -6

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

9.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

LA 8 -7

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Vice President Contracts

Accepted and Agreed

VIRGIN AMERICA INC.

By:	/s/ David Cush

Its:	President and Chief Executive Officer

LA 8 -8

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT NO. 9

As of December 29, 2010

Virgin America Inc.

555 Airport Boulevard

Burlingame, CA 94010

Re: SPECIFICATION MATTERS

Dear Ladies and Gentlemen,

VIRGIN AMERICA INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A320 Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 9 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA 9 -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1.	AIRCRAFT ENHANCEMENTS

*****

2.	MANUFACTURING SPECIFICATION CHANGE NOTICES

Clause 2.2.2.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

2.2.2.1 Manufacturer Specification Changes Notices

The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which will be substantially in the form set out in Exhibit B2 hereto and will set out the MSCN’s Aircraft embodiment rank as well as, in detail, the particular change to be made to the Specification and the effect, if any, of such change on performance, weight, Base Price of the Aircraft, Delivery Date of the Aircraft affected thereby and interchangeability or replaceability requirements under the Specification. The Seller will provide notice to Buyer of all MSCNs that affect the Specification.

*****

UNQUOTE

3.	PROPULSION SYSTEMS

3.1	The last paragraph of Clause 2.3.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

If the Buyer has not selected the Group 1 A320 Aircraft Propulsion System as of the date of this Agreement, such choice will be made no later than *****

UNQUOTE

3.2	The last paragraph of Clause 2.3.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

If the Buyer has not selected the Group 2 A320 Aircraft Propulsion System as of the date of this Agreement, such choice will be made no later than *****

UNQUOTE

LA 9 -2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4.	CERTIFICATION

The 2nd paragraph of Clause 7.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

If the FAA requires additional or modified data before the issuance of the Export Certificate of Airworthiness, the Seller will provide such data or implement the required modification to the data, in either case, *****

UNQUOTE

5.	SHARKLETS

5.1	*****

5.2	In-Production Aircraft

5.2.1	*****

5.2.2	For the Group 1 A320 Aircraft scheduled to deliver ***** as set forth in Clause 9.1 of the Agreement as of the date of signature hereof, such Aircraft will be delivered to the Buyer with provisions *****

5.2.3	For the Group 1 A320 Aircraft scheduled to deliver ***** as set forth in Clause 9.1 of the Agreement as of the date of signature hereof, such Aircraft will be delivered to the Buyer with *****

5.2.4	If the Buyer exercises a conversion right to A321 Aircraft, then A321 Aircraft delivering ***** such Aircraft will be delivered to the Buyer with provisions ***** Subject to production constraints, the Seller will use reasonable efforts to ***** For A321 Aircraft delivering ***** such A321 Aircraft will be delivered to the Buyer with ***** The Buyer understands that if it exercises a conversion right for A321 Aircraft to be delivered *****

5.3	Retrofit Aircraft

*****

5.4	The Buyer will *****

6.	*****

*****

7.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 7 will be void and of no force or effect.

LA 9 -3

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

8.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

9.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

LA 9 -4

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Vice President Contracts

Accepted and Agreed

VIRGIN AMERICA INC.

By:	/s/ David Cush

Its:	President and Chief Executive Officer

LA 9 -5

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

LETTER AGREEMENT NO. 10

As of December 29, 2010

Virgin America Inc.

555 Airport Boulevard

Burlingame, CA 94010

Re: DELIVERY MATTERS

Dear Ladies and Gentlemen,

VIRGIN AMERICA INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A320 Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 10 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA 10 -1

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1	TECHNICAL ACCEPTANCE

1.1	Clause 8.1.2 (iv) of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

(iv)	include a technical acceptance flight that will ***** (the “Technical Acceptance Flight”). At the Seller’s discretion, if an additional flight or flights are required to evidence correction of material deficiencies and/or anomalies, the ***** will not apply.

UNQUOTE

1.2	Clause 8.5 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

8.5	Aircraft Utilization

The Seller will, without payment or other liability, be entitled to use the Aircraft before Delivery as may be necessary to obtain the certificate required under Clauses 7.2, 7.3 and 7.4. Such use will not limit the Buyer’s obligation to take Delivery hereunder. *****

UNQUOTE

2.	DELIVERY

2.1	The 2nd Paragraph of Clause 9.1 of the Agreement is deleted in its entirety.

2.2	Clauses 9.1.1, 9.1.2 and 9.1.3 in the quoted text below are inserted into Clause 9 of the Agreement:

QUOTE

9.1.1	Where a year is specified in Clause 9.1 above and subject to the provisions of Paragraph 4 of Letter Agreement No. 4, the Seller will communicate to the Buyer the Scheduled Delivery Quarter no later than ***** In respect of each Aircraft for which a Scheduled Delivery Quarter is set forth in Clause 9.1 above, the Seller will communicate to the Buyer the Scheduled Delivery Month no later than *****

9.1.2	The Seller will give the Buyer (i) ***** prior written notice of the anticipated week of the starting date and the planned schedule of the Technical Acceptance Process and (ii) ***** prior written notice of the anticipated date on which the Aircraft will be Ready for Delivery. Thereafter, the Seller will notify the Buyer of any change to such dates.

9.1.3	The Seller will use reasonable efforts to accommodate the Buyer’s request for each Aircraft to be Ready for Delivery *****

UNQUOTE

LA 10 -2

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3.	GROUP 2 A320 AIRCRAFT DELIVERY SCHEDULE

Paragraph 4 of Letter Agreement No. 4 sets forth additional provisions related to the delivery schedule of Group 2 A320 Aircraft.

4.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

5.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

6.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

LA 10 -3

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey
Its:	Vice President Contracts

Accepted and Agreed

VIRGIN AMERICA INC.

By:	/s/ David Cush
Its:	President and Chief Executive Officer

LA 10 -4

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.